SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]


/X/ Pre-Effective Amendment No. 1              / / Post-Effective Amendment No.




                           HENNESSY MUTUAL FUNDS, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

        The Courtyard Square 750 Grant Avenue Suite 100 Novato, CA 94945
        ----------------------------------------------------------------
              (Address of Registrant's Principal Executive Offices)

                                 (800) 966-4354
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                Neil J. Hennessy
                             Hennessy Advisors, Inc.
                              The Courtyard Square
                                750 Grant Avenue
                                    Suite 100
                            Novato, California 94945
                            ------------------------
                     (Name and Address of Agent for Service)


                        Copies of all communications to:

                                Richard L. Teigen
                                 Foley & Lardner
                            777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202


Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.


It is proposed that this Registration Statement become effective on December 8, 2003 pursuant to an acceleration request filed pursuant to Rule 461.


Title of Securities Being Registered: Common Stock

No filing fee is due because an indefinite number of shares have been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

                              CROSS REFERENCE SHEET

1.   Information Required in the Prospectus

Form N-1A Item      Caption in Combined Prospectus/Proxy Statement
--------------      ----------------------------------------------

          1         Cross-Reference Sheet; Cover Page

          2         Table of Contents

          3         Synopsis; Risk Factors; and Comparison Fee Table and Example

          4         The Proposed Reorganization and Plan

          5 Front Cover -- Incorporated by reference to specified documents; Synopsis; Principal Risk Factors; Comparison Fee Table and Example; Performance Comparisons of the Lindner Funds and Hennessy Funds; Additional Information

          6 Front Cover -- Incorporated by Reference to Specified Documents; Synopsis; Principal Risk Factors; Comparison Fee Table and Example; Performance Comparisons of the Lindner Funds and Hennessy Funds; Additional Information

          7         Voting Information

          8         Synopsis

          9         Not Applicable

2.   Information Required in a Statement of Additional Information

          10,       11 Cover Page

          12 Cover Page - Incorporated by reference to specified documents

          13 Cover Page - Incorporated by reference to specified documents

          14        Financial Statements

3.   Information Required in Part C

Part C
------
The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                               Lindner Investments
                          520 Lake Cook Road, Suite 381
                            Deerfield, Illinois 60015

                           Lindner Communications Fund
                          Lindner Small-Cap Growth Fund
                         Lindner Growth and Income Fund
                          Lindner Large-Cap Growth Fund
                           Lindner Market Neutral Fund


December 8, 2003


Dear Shareholder:


     On behalf of the Board of Trustees (the "Board of Trustees") of Lindner Investments, a Massachusetts business trust (the "Trust"), we are pleased to invite you to special meetings of shareholders of each of the funds of Lindner Investments named above (each a "Lindner Fund") to be held on January 23, 2004 at 9:00 A.M., Central time, and at such date and time as may be established for any postponements or adjournments thereof, if any (the "Special Meetings"). At the Special Meetings, you will be asked to consider and vote upon (1) a proposal to approve an Agreement and Plan of Reorganization, dated as of October 14, 2003 (the "Plan"), which provides for (a) the separate transfer of all of the assets and liabilities of each of the Lindner Funds to separate investment portfolios of Hennessy Funds, Inc. or Hennessy Mutual Funds, Inc. (in each case, a "Hennessy Fund"), in exchange for shares of such Hennessy Fund and (b) the distribution, to each shareholder of a Lindner Fund, of shares of the corresponding Hennessy Fund having an aggregate value equal to the aggregate value of the shares of the Lindner Fund held by the shareholder immediately prior to the reorganization (such transactions collectively constituting the "Reorganization"); and (2) such other business as may properly come before the Special Meetings. The exchange of Lindner Fund shares for Hennessy Fund shares should be a tax-free reorganization under federal and state tax laws to the Lindner Funds and their shareholders.


     The attached Proxy Statement/Prospectus is designed to give you more information about the Reorganization. To see how the Reorganization will affect the Lindner Funds and your Lindner Fund shares, please carefully review the enclosed materials where you will find information regarding the expenses, investment policies and services relating to the Hennessy Funds.

     You are being asked to consider and vote upon the Plan and the Reorganization because the Board of Trustees has determined that the reorganization of the Lindner Funds into the corresponding Hennessy Funds is in the best interests of the Lindner Funds' shareholders. From the beginning of their existence, the Lindner Funds have placed the interests of their shareholders first and foremost. As part of this commitment, Lindner Asset Management, Inc., the Lindner Funds' current investment adviser (the "Adviser") has continually searched for the best way to achieve above average returns balanced against low risk. During Adviser's recent search for subadvisers to the Lindner Funds, it was introduced to Hennessy Advisors, Inc. (the "New Adviser"). The Adviser recognized that the New Adviser possesses the resources to serve as an adviser to all of the Lindner Funds and that, as a result, a reorganization of the Lindner Funds into the corresponding Hennessy Funds could provide the Lindner Funds' shareholders with a balance of above-average returns and relatively low risk and expense. The Board of Trustees believes that the Reorganization is in the best interests of the Lindner Funds and each of the Lindner Funds' shareholders because, among other reasons, (a) the New Adviser historically has demonstrated its ability to successfully manage mutual funds and has been recommended by the Adviser and (b) the historical performance of the Hennessy Funds has generally exceeded the historical performance of the corresponding Lindner Funds.

     The Notice of Special Meetings, a Proxy Statement/Prospectus and a Proxy Card are enclosed. If you are a shareholder of record as of the close of business on November 28, 2003, you are entitled to vote at the Special Meetings. If you own shares in more than one of the Lindner Funds named above, more than one Proxy Card accompanies these materials. Please be sure to vote and return each Proxy Card.

     Your vote is important regardless of the number of shares that you own. Please vote by returning your Proxy Card(s) today, in the enclosed postage paid envelope. In the alternative, you may vote your proxy by calling the toll-free number on your Proxy Card(s) or via the internet, as indicated on your Proxy Card(s). IT IS IMPORTANT TO VOTE EVERY PROXY CARD THAT YOU RECEIVE.


     Thank you for taking the time to consider these important proposals and for your continuing investment in the Lindner Funds. If you have any questions regarding the issue to be voted on, please do not hesitate to contact Lindner Asset Management, Inc., at 1-847-945-7788 between 9:00 A.M. and 5:00 P.M., Central time, US Bancorp Fund Services, LLC, at 1-800-995-7777 between 8:00
A.M. and 5:00 P.M., Central time, or Hennessy Advisors at 1-800-966-4354 between 6:30 A.M. and 4:00 P.M., Pacific time.



                                 Sincerely,

                                 LINDNER INVESTMENTS




                                 Doug T. Valassis, Chairman and Trustee

                               Lindner Investments
                          520 Lake Cook Road, Suite 381
                            Deerfield, Illinois 60015

                           Lindner Communications Fund
                          Lindner Small-Cap Growth Fund
                         Lindner Growth and Income Fund
                          Lindner Large-Cap Growth Fund
                           Lindner Market Neutral Fund


                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                           TO BE HELD JANUARY 23, 2004

     NOTICE IS GIVEN THAT special meetings of the shareholders of each of the funds of Lindner Investments named above (each a "Lindner Fund"), each of which is a separate series of Lindner Investments, a Massachusetts business trust (the "Trust"), will be held at the offices of the Lindner Funds' transfer agent, US Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 on January 23, 2004 at 9:00 A.M., Central time, and at such date and time as may be established for any postponements or adjournments thereof, if any (the "Special Meetings"). At the Special Meetings, you will be asked to consider and vote upon:

     1. a proposal to approve an Agreement and Plan of Reorganization, dated as of October 14, 2003 (the "Plan"), which provides for (a) the separate transfer of all of the assets and liabilities of each of the Lindner Funds to separate investment portfolios of Hennessy Funds, Inc. or Hennessy Mutual Funds, Inc. (in each case, a "Hennessy Fund") in exchange for shares of such Hennessy Fund and (b) the distribution, to each shareholder of the Lindner Fund, shares of the corresponding Hennessy Fund having an aggregate value equal to the aggregate value of the shares of the Lindner Fund held by each shareholder immediately prior to the reorganization (such transactions collectively constituting the "Reorganization"); and


     2.   such other business as may properly come before the Special Meetings.

     Shareholders will vote on a fund by fund basis (i.e., shareholders will vote only to approve or withhold approval of the reorganizations of the Lindner Fund(s) for which they are shareholders).

     The proposal to approve the Agreement and Plan of Reorganization is described in greater detail in the attached Proxy Statement/Prospectus.


     Shareholders of record at the close of business on November 28, 2003, the record date for these Special Meetings, are entitled to notice of, and to vote at, the Special Meetings. This proxy is being solicited on behalf of the Board of Trustees of the Trust on behalf of the Lindner Funds.

     YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY OR VOTE BY CALLING THE TOLL-FREE TELEPHONE NUMBER OR VISITING THE INTERNET ADDRESS FOUND ON YOUR PROXY CARD(S). IT IS IMPORTANT TO VOTE EVERY PROXY CARD THAT YOU RECEIVE.

--------------------------------------------------------------------------------


     As a shareholder of a Lindner Fund, you are asked to attend the Special Meetings either in person or by proxy. If you are unable to attend the Special Meetings in person, we urge you to authorize our designated proxies to cast your votes, which is commonly referred to as proxy voting. YOU CAN DO THIS IN ONE OF THE FOLLOWING THREE WAYS: (1) BY COMPLETING, SIGNING, DATING AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED POSTAGE PREPAID ENVELOPE;
(2) BY CALLING THE TOLL-FREE TELEPHONE NUMBER FOUND ON YOUR PROXY CARD(S), OR
(3) BY VISITING THE INTERNET ADDRESS FOUND ON YOUR PROXY CARD(S). PLEASE BE
SURE TO VOTE EVERY PROXY CARD THAT YOU RECEIVE. Your prompt voting by proxy will help ensure a quorum at the Special Meetings. Voting by proxy will not prevent you from voting your shares in person at the Special Meetings. You may revoke your proxy before it is exercised at the Special Meetings, either by providing written notice to the applicable Lindner Fund, by submission of a later dated, duly executed proxy or by voting at the Special Meetings.


--------------------------------------------------------------------------------

                                        By Order of the Board of Trustees,





                                        Robert L. Miller, Secretary


December 8, 2003

                               Lindner Investments
                          520 Lake Cook Road, Suite 381
                            Deerfield, Illinois 60015

                           Lindner Communications Fund
                          Lindner Small-Cap Growth Fund
                         Lindner Growth and Income Fund
                          Lindner Large-Cap Growth Fund
                           Lindner Market Neutral Fund

                          YOUR VOTE IS VERY IMPORTANT!

                        SHAREHOLDER QUESTIONS AND ANSWERS


Dated:  December 8, 2003


     Question 1: What is this document and why did you send it to me?


     Answer: The Board of Trustees (the "Board of Trustees") of Lindner Investments, a Massachusetts business trust (the "Trust"), on behalf of the Lindner Funds named above (each a "Lindner Fund"), is soliciting proxies for use at special meetings of Shareholders, and any postponements or adjournments thereof (the "Special Meetings"). At the Special Meetings, shareholders will be asked to consider and vote upon a proposal to (1) approve an Agreement and Plan of Reorganization, dated as of October 14, 2003 (the "Plan"), which provides for
(a) the separate transfer of all of the assets and liabilities of each of the Lindner Funds to separate investment portfolios of Hennessy Funds, Inc. or Hennessy Mutual Funds, Inc. (in each case, a "Hennessy Fund") in exchange for shares of such Hennessy Fund and (b) the distribution, to each shareholder of the Lindner Fund, shares of the corresponding Hennessy Fund having an aggregate value equal to the aggregate value of the shares of the Lindner Fund held by the shareholder immediately prior to the reorganization (such transactions collectively constituting the "Reorganization"); and (2) such other business as may properly come before the Special Meetings. The Board of Trustees is sending these materials to you for your use in deciding whether to approve the Plan at the Special Meetings. These materials include a Notice of Special Meetings of Shareholders, a Proxy Statement/Prospectus and one or more Proxy Cards.


     Question 2: What is the purpose of the Reorganization?

     Answer: From the beginning of their existence, the Lindner Funds have placed the interests of their shareholders first and foremost. As part of this commitment, Lindner Asset Management, Inc. (the "Adviser") has continually searched for the best way to achieve above average returns balanced against low risk. During Adviser's recent search for subadvisers to the Lindner Funds, it was introduced to Hennessy Advisors, Inc. (the "New Adviser"). The Adviser recognized that the New Adviser possesses the resources to serve as an adviser to all of the Lindner Funds and that, as a result, a reorganization of the Lindner Funds into the corresponding Hennessy Funds could provide the Lindner Funds' shareholders with a balance of above-average returns and relatively low risk and expense. After careful consideration, therefore, Adviser determined that the reorganization of the Lindner Funds into the corresponding Hennessy Funds is in the best interests of the Lindner Funds' shareholders. This reorganization of the Lindner Funds into the corresponding Hennessy Funds should not create a tax recognition event for shareholders.

     Question 3: How will the Reorganization work?


     Answer: Pursuant to the Plan, each Lindner Fund will transfer all of its assets and liabilities to a Hennessy Fund in return for shares of such Hennessy Fund. Immediately after the transfer, each Lindner Fund will distribute such shares to its shareholders in proportion to their shareholdings. Shareholders of each Lindner Fund will thus effectively be converted into shareholders of the corresponding Hennessy Fund, and will hold shares of the corresponding Hennessy Fund with the same aggregate value as the aggregate value of the shares of the Lindner Fund that such shareholders held immediately prior to the Reorganization. If the Plan is carried out as proposed, we do not expect that the transaction will have any adverse federal or state tax consequences to the Lindner Funds or their shareholders. Please refer to the enclosed Proxy Statement/Prospectus for a detailed explanation of the Reorganization.


     Lindner Fund shareholders who do not wish to have their Lindner Fund shares exchanged for shares of the corresponding Hennessy Fund should redeem their shares prior to the Reorganization. Shareholders may redeem shares of their Lindner Funds up until 3:00 P.M., Central time on the day before the applicable effective time of the Reorganization, which is currently anticipated to be January 31, 2004. Shareholders whose redemption requests are received after such time will participate in the Reorganization and receive shares of one or more Hennessy Funds, which will then be redeemed in the manner requested. If you redeem your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.


     Question 4: What will happen if the Reorganization is not approved?


     Answer: If the shareholders of a Lindner Fund do not approve the Plan, then that Lindner Fund may continue to operate as a separate open-end management company, or the Board of Trustees of that Lindner Fund may take other action that it deems to be in the best interests of the shareholders, including liquidation, subject to approval by such Lindner Fund's shareholders. Disapproval by the shareholders of a Lindner Fund will not affect the consummation or validity of the Reorganization with respect to any other Lindner Fund, except that such disapproval will give HMFI or HFI the right to decline to consummate the Reorganization with respect to all of the Lindner Funds.


     Question 5: I am a small investor. Why should I vote?

     Answer: Your vote is needed to ensure that the proposals can be acted upon. If numerous shareholders just like you fail to vote, the Lindner Funds may not receive enough votes to hold the Special Meetings. Please vote today in one of the following ways:


     By phone: Call the toll-free number on you Proxy Card(s) and follow the recorded instructions.

     By internet: Visit the website address indicated on your Proxy Card(s) and follow the instructions.


     By mail: Complete, sign and date the enclosed Proxy Card(s) and return it in the postage paid envelope included in this package. If you have misplaced your envelope, please mail your proxy to:


     Proxy Tabulator
     P.O. Box 9132
     Hingham, Massachusetts 02043-9132


     Please note that you received one Proxy Card for each Lindner Fund that you own. All Proxy Cards must be voted in one of the ways described above.

     Question 6: Who do I call if I have questions?


     Answer: The Adviser, our transfer agent or the New Adviser will be happy to answer your questions about the proxy solicitation. Please call Lindner Asset Management, Inc., at 1-847-945-7788 between 9:00 A.M. and 5:00 P.M., Central time, US Bancorp Fund Services, LLC at 7-800-995-7777 between 8:00 A.M. and
5:00 P.M., Central time, or Hennessy Advisors at 1-800-966-4354 between 6:30 A.M. and 4:00 P.M., Pacific time.

                   -------------------------------------------


                         PROXY STATEMENT AND PROSPECTUS
                                December 8, 2003


                            For the Reorganization of

                              Certain Lindner Funds

                                      Into

                             Certain Hennessy Funds

                   -------------------------------------------



     This Proxy Statement/Prospectus is being sent to shareholders of the Lindner Communications Fund, Lindner Small-Cap Growth Fund, Lindner Growth and Income Fund, Lindner Large-Cap Growth Fund and Lindner Market Neutral Fund (each a "Lindner Fund") in connection with the solicitation of proxies by the Board of Trustees (the "Board of Trustees") of Lindner Investments, a Massachusetts business trust (the "Trust"), for use at special meetings of shareholders of each Lindner Fund to be held at the offices of the Lindner Funds' transfer agent, US Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 on January 23, 2004 at 9:00 A.M., Central time, and at such date and time as established for any postponements or adjournments thereof, if any (the "Special Meetings"). At the Special Meetings, you will be asked to consider and vote upon:

     1. a proposal to approve an Agreement and Plan of Reorganization, dated as of October 14, 2003 (the "Plan"), which provides for (a) the separate transfer of all of the assets and liabilities of each of the Lindner Funds to separate investment portfolios of Hennessy Funds, Inc. or Hennessy Mutual Funds, Inc. (in each case, a "Hennessy Fund") in exchange for shares of such Hennessy Fund and (b) the distribution, to each shareholder of the Lindner Funds, shares of the corresponding Hennessy Fund having an aggregate value equal to the aggregate value of the shares of the Lindner Fund held by the shareholder immediately prior to the reorganization (such transactions collectively constituting the "Reorganization"); and


     2.   such other business as may properly come before the Special Meetings.

     As a result of the Reorganization, shareholders of the Lindner Funds will become shareholders of the Hennessy Funds as follows:

     If you own shares of the . . .         You will receive shares of the . . .

Lindner Communications Fund              Hennessy Cornerstone Growth Fund

Lindner Small-Cap Growth Fund            Hennessy Cornerstone Growth Fund

Lindner Growth and Income Fund           Hennessy Cornerstone Value Fund

Lindner Large-Cap Growth Fund            Hennessy Total Return Fund

Lindner Market Neutral Fund              Hennessy Balanced Fund

--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of the disclosure in this Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

     Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the applicable Lindner Fund, by submission of a later dated, duly executed proxy or by attending in person and voting at the Special Meeting.

     Each Lindner Fund and each Hennessy Fund is an open-end management investment company (a mutual fund) registered with the Securities and Exchange Commission (the "SEC"). Each Lindner Fund is organized as a series of the Trust and each Hennessy Fund is organized as a series of either Hennessy Funds, Inc. ("HFI") or Hennessy Mutual Funds, Inc. ("HMFI").


     The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus, which means that they are legally considered to be a part of this Proxy Statement/Prospectus:

     o Prospectus of the Lindner Funds, each a series of the Trust, dated October 17, 2003 (the "Lindner Prospectus");

     o Prospectus of the Hennessy Cornerstone Growth Fund and Hennessy Cornerstone Value Fund, each a series of HMFI (each an "HMFI Fund"), dated January 31, 2003 (the "HMFI Prospectus");

     o Prospectus of the Hennessy Balanced Fund and Hennessy Total Return Fund, each a series of HFI (each an "HFI Fund"), dated October 28, 2003 (the "HFI Prospectus");

     o Statement of Additional Information of the Lindner Funds, dated October 17, 2003 (the "Lindner SAI");

     o Statement of Additional Information of the HMFI Funds, dated January 31, 2003 (the "HMFI SAI"); and

     o Statement of Additional Information of the HFI Funds, dated October 28, 2003 (the "HFI SAI").


     Copies of the Lindner Funds' documents and the most recent annual report to shareholders of the Lindner Funds (which contains audited financial statements and has been previously mailed to shareholders) are available to shareholders upon request and without charge by writing to Lindner Investments at 520 Lake Cook Road, Suite 381, Deerfield, Illinois 60015, by calling 1-800-995-7777 or by visiting www.lindnerfunds.com. Copies of the Hennessy Funds' documents and the most recent annual reports to shareholders of HMFI and HFI (which contain audited financial statements) have been previously mailed to shareholders and are available to shareholders upon request and without charge by writing to Hennessy Funds, Inc. or Hennessy Mutual Funds, Inc., as applicable, at The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945, by calling 1-800-966-4354 or by visiting www.hennessyfunds.com. Each of these documents is also available on the SEC's website at www.sec.gov.

     This Proxy Statement/Prospectus concisely sets forth the information about the Hennessy Funds that you should know before considering the Plan and Reorganization and it should be retained for future reference. Additional information contained in a statement of additional information relating to this Proxy Statement/Prospectus (the "SAI"), as required by the SEC, is on file with the SEC. The SAI is available to shareholders upon request and without charge by calling the toll free number set forth above for Lindner Investments or by writing to Lindner Investments at the address set forth above. The SAI, dated December 8, 2003, is incorporated by reference into this Proxy Statement/Prospectus.

                                TABLE OF CONTENTS

                                                                                               Page
                                                                                               ----

I.   SYNOPSIS...................................................................................1
     A.  Overview...............................................................................1
     B.  General................................................................................1
     C.  The Proposed Plan and Reorganization...................................................2
     D.  Comparison of the Lindner Funds and Hennessy Funds.....................................3
         1.   Investment Objectives and Principal Investment Policies...........................3
              a.  Lindner Communications Fund, Lindner Small-Cap Growth Fund
                  and Hennessy Cornerstone Growth Fund..........................................3
              b.  Lindner Growth and Income Fund and Hennessy Cornerstone Value Fund............4
              c.  Lindner Large-Cap Growth Fund and Hennessy Total Return Fund..................4
              d.  Lindner Market Neutral Fund and Hennessy Balanced Fund........................5
         2.   Investment Advisory Services......................................................6
         3.   Distribution Services.............................................................7
         4.   Purchase and Redemption Procedures................................................8
         5.   Exchange Procedures...............................................................8

II.  PRINCIPAL RISK FACTORS.....................................................................9

III. COMPARISON FEE TABLE AND
     EXAMPLE....................................................................................13
     A.  Lindner Communications Fund, Lindner Small-Cap Growth Fund and
         Hennessy Cornerstone Growth Fund.......................................................13
         1.   Fee Table.........................................................................13
         2.   Example...........................................................................14
     B.  Lindner Growth and Income Fund and Hennessy Cornerstone Value Fund.....................15
         1.   Fee Table.........................................................................15
         2.   Example...........................................................................16
     C.  Lindner Large-Cap Growth Fund and Hennessy Total Return Fund...........................17
         1.   Fee Table.........................................................................17
         2.   Example...........................................................................18
     D.  Lindner Market Neutral Fund and Hennessy Balanced Fund.................................19
         1.   Fee Table.........................................................................19
         2.   Example...........................................................................20

IV.  PERFORMANCE COMPARISONS OF THE LINDNER FUNDS AND HENNESSY
     FUNDS......................................................................................21
     A.  Lindner Communications Fund, Lindner Small-Cap Growth Fund and Hennessy
         Cornerstone Growth Fund................................................................21
     B.  Lindner Growth and Income Fund and Hennessy Cornerstone Value Fund.....................22
     C.  Lindner Large-Cap Growth Fund and Hennessy Total Return Fund...........................23
     D.  Lindner Market Neutral Fund and Hennessy Balanced Fund.................................24

V.   THE PROPOSED REORGANIZATION AND PLAN.......................................................24
     A.  Summary of the Proposed Reorganization.................................................25
     B.  Terms of the Plan......................................................................26


     C.  Description of Hennessy Fund Shares....................................................27
     D.  Reasons for the Reorganization.........................................................27
     E.  Board of Trustees Consideration of the Reorganization..................................27
     F.  Federal Income Tax Consequences........................................................28
     G.  Comparison of Shareholder Rights.......................................................29
     H.  Capitalization.........................................................................30
         1.   Lindner  Communications  Fund,  Lindner  Small-Cap  Growth  Fund and  Hennessy
              Cornerstone Growth Fund...........................................................30
         2.   Lindner Growth and Income Fund and Hennessy Cornerstone Value Fund................31
         3.   Lindner Large-Cap Growth Fund and Hennessy Total Return Fund......................31
         4.   Lindner Market Neutral Fund and Hennessy Balanced Fund............................31

VI.  ADDITIONAL INFORMATION ABOUT THE LINDNER FUNDS AND HENNESSY FUNDS..........................31

VII. CONCLUSION.................................................................................32

VIII.VOTING INFORMATION.........................................................................32
     A.  Method and Cost of Solicitation........................................................32
     B.  Right of Revocation....................................................................33
     C.  Voting Securities......................................................................33
     D.  Principal Holders......................................................................33
         1.   Lindner Funds.....................................................................33
         2.   Hennessy Funds....................................................................33
              a.  Hennessy Cornerstone Growth Fund..............................................34
              b.  Hennessy Cornerstone Value Fund...............................................34
              c.  Hennessy Total Return Fund....................................................34
              d.  Hennessy Balanced Fund........................................................34

IX.  ADDITIONAL INFORMATION.....................................................................35

X.   MISCELLANEOUS INFORMATION..................................................................35
     A.  OTHER BUSINESS.........................................................................35
     B.  NEXT MEETING OF SHAREHOLDERS...........................................................36
     C.  EXPERTS................................................................................36

I.   SYNOPSIS

     A.   Overview

     The following synopsis is a summary of certain information contained elsewhere in the Plan and this Proxy Statement/Prospectus, including documents incorporated by reference. This Proxy Statement/Prospectus is qualified by reference to the more complete information contained herein as well as in the
(i) Lindner Prospectus; (ii) HMFI Prospectus; (iii) HFI Prospectus; and (iv) the Plan, which is attached hereto as Exhibit A. Shareholders should carefully read this entire Proxy Statement/Prospectus, as well as such other documentation.

     B.   General


     This Proxy Statement/Prospectus is being furnished to you by the Board of Trustees in connection with the solicitation of proxies for use at the Special Meetings to be held at the offices of the Lindner Funds' transfer agent, US Bancorp Financial Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 on January 23, 2004 at 9:00 A.M., Central time, and at such date and time as established for any postponements or adjournments thereof, if any. The Board of Trustees called the Special Meetings to allow shareholders to consider and vote upon a proposal to approve the Plan and Reorganization. As a result of the Reorganization, the shareholders of the Lindner Funds will become shareholders of the Hennessy Funds as follows:


       If you own shares of the . . .       You will receive shares of the. . .

Lindner Communications Fund              Hennessy Cornerstone Growth Fund

Lindner Small-Cap Growth Fund            Hennessy Cornerstone Growth Fund

Lindner Growth and Income Fund           Hennessy Cornerstone Value Fund

Lindner Large-Cap Growth Fund            Hennessy Total Return Fund

Lindner Market Neutral Fund              Hennessy Balanced Fund

     The Board of Trustees believes that the Reorganization is in the best interests of the Lindner Funds and their shareholders. Accordingly, the Board of Trustees has approved the Plan and resulting Reorganization and has approved the submission of these matters to the shareholders of each Lindner Fund for their approval. The Board of Trustees gave its approval after considering the following factors:

     o the Reorganization will allow the current shareholders of the Lindner Funds to remain invested in a mutual fund that invests in equity securities;

     o the Reorganization is expected to afford shareholders a tax-free transfer of their assets to the corresponding Hennessy Fund, which could not be accomplished in a liquidation;

     o the historical performance of the Hennessy Funds has generally exceeded the historical performance of the corresponding Lindner Funds;

     o the potential benefits to shareholders that may result from the Reorganization, such as the potential to spread relatively fixed costs, such as legal fees or accountant's fees, over a larger asset base (see "Comparison Fee Table and Example"), as well as the potential for each Hennessy Fund to use its increased asset size to engage in block trading and other potential transactions on potentially advantageous terms;

     o    the recent decline in net assets of the Lindner Funds;

     o    the investment objectives, policies and restrictions of the Hennessy
          Funds;

     o other alternatives to the Reorganization, including the continuance of the Lindner Funds in their present form or a termination of the Lindner Funds with the distribution of the cash proceeds to its shareholders;

     o the current investment adviser of the Lindner Funds, Lindner Asset Management, Inc. (the "Adviser"), has determined that it is in the best interests of the Lindner Funds' shareholders to reorganize the Lindner Funds into the corresponding Hennessy Funds because the Hennessy Funds are advised by Hennessy Advisors, Inc. (the "New Adviser"); and

     o the Reorganization will not result in a decrease in the value of the interests of the Lindner Funds' existing shareholders because each shareholder will receive shares of the corresponding Hennessy Fund with the same aggregate value as the aggregate value of the Lindner Fund shares that such shareholder held immediately prior the Reorganization; thus, although a shareholder of a Lindner Fund will receive shares which represent a smaller percentage of ownership in the corresponding Hennessy Fund than he or she held in the Lindner Fund immediately prior to the Reorganization, the aggregate value of the shares will be the same.

     If all of the requisite approvals are obtained and certain other conditions are either met or waived, it is anticipated that the closing of the Reorganization will occur on or about January 31, 2004, or such other date as is agreed to by the parties. The Plan may be terminated, and the Reorganization abandoned, whether before or after the requisite approval by the shareholders of the Lindner Funds, at any time prior to the closing (i) by the Trust, if any conditions precedent to its obligations have not been fulfilled or waived; (ii) by HMFI or HFI, if any conditions precedent to any of their obligations have not been fulfilled or waived; or (iii) by mutual consent of the Trust, HMFI and HFI.

     The New Adviser will pay all of the expenses related to the Special Meetings, including costs associated with the solicitation of proxies, copying, printing and mailing proxy materials, and other similar expenses incurred in connection with the Special Meetings.

     C.   The Proposed Plan and Reorganization

     If the shareholders of a Lindner Fund approve the Plan and certain other conditions are either met or waived, then (i) the corresponding Hennessy Fund will acquire substantially all of the assets and assume the liabilities of such Lindner Fund pursuant to the Plan; and (ii) each shareholder of such Lindner Fund will receive shares of the corresponding Hennessy Fund with the same aggregate value as the aggregate value of the Lindner Fund shares that such shareholder held immediately prior the Reorganization. No sales charges will be imposed on the shares of the Hennessy Funds issued in connection with the Reorganization. The Reorganization has been structured with the intention that it qualifies for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code"). Therefore, shareholders of the Lindner Funds should not recognize any gain or loss on their Lindner Fund shares for federal income tax purposes as a result of the Reorganization.

     If the shareholders of a Lindner Fund do not approve the Plan, then such Lindner Fund will continue to operate as a separate open-end management company, and the Board of Trustees may take any action that it deems to be in the best interests of that Lindner Fund and its shareholders, including liquidation, subject to approval by that Lindner Fund's shareholders. The disapproval of the shareholders of a Lindner Fund will not affect the consummation or validity of the Reorganization with respect to any other Lindner Fund, except that such disapproval will give HMFI or HFI the right to decline to consummate the Reorganization with respect to all of the Lindner Funds.

     D.   Comparison of the Lindner Funds and Hennessy Funds

     This section will help you compare the investment objective and policies of each Lindner Fund with that of the corresponding Hennessy Fund. Please be aware that this is only a brief discussion. More complete information can be found in the Lindner Prospectus, the HMFI Prospectus and the HFI Prospectus.

          1.   Investment Objectives and Principal Investment Policies

               a. Lindner Communications Fund, Lindner Small-Cap Growth Fund and Hennessy Cornerstone Growth Fund

     The investment objective of the Lindner Communications Fund is long-term capital appreciation. The Lindner Communications Fund seeks to achieve its goal by investing at least 80% of its total assets in common stocks and securities convertible into common stocks of companies based in the U.S. or with substantial operations in the U.S., and in securities of foreign companies that are listed for trading on a U.S. national securities exchange, which are considered to be best positioned to benefit significantly from their involvement in or support of the broad-based communications industries, regardless of the size of their market capitalization. The Lindner Communications Fund focuses its investments on companies with large market capitalizations, active trading markets, proven performance histories and a clear, compelling business strategy. For temporary defensive or emergency purposes, the Lindner Communications Fund may invest all or a portion of its assets in short-term debt securities.

     The investment objective of the Lindner Small-Cap Growth Fund is capital appreciation. The Lindner Small-Cap Growth Fund seeks to achieve its goal by investing at least 80% of its net assets in equity securities of companies based in the U.S. or with substantial operations in the U.S., and in securities of foreign companies that are listed for trading on a U.S. national securities exchange, which have a market capitalization of at least as great as the smallest company included in the Russell 2000 Growth Index. Equity securities also include preferred stocks, securities convertible into common stock and warrants to purchase common stock. The Lindner Small-Cap Growth Fund generally invests in companies that are diversified across sectors, but it will emphasize, or overweight, certain sectors that the portfolio managers believe offer greater potential for growth of capital. These weightings change over the course of time. When selecting securities, the portfolio managers blend quantitative and fundamental analyses to identify well-established companies with strong cash flows, secure market franchises and revenue growth that is expected to be among the highest for the particular industry either through above average industry expansion or market share gains. These companies generally dominate, or are gaining market share, in their respective industries and have a reputation for quality management as well as superior products and services. A strong balance sheet and strong management are other factors that the portfolio managers consider. For temporary defensive or emergency purposes, the Lindner Small-Cap Growth Fund may invest all or a portion of its assets in short-term debt securities.

     The investment objective of the Hennessy Cornerstone Growth Fund is long-term capital appreciation. The Hennessy Cornerstone Growth Fund seeks to achieve its goal by investing substantially all of its assets in common stocks selected through the "Cornerstone Growth Strategy." The Cornerstone Growth Strategy selects from the O'Shaughnessy All Stock Universe(TM) (which currently consists of all the domestic and foreign common stocks in the Standard & Poor's Compustat database with market capitalizations exceeding $134 million) the 50 common stocks with the highest one-year price appreciation as of the date of purchase that also meet criteria such as a price-to-sales ratio below 1.5, annual earnings higher than in the previous year and positive relative strength over the past three and six month periods with acceptable liquidity. The Hennessy Cornerstone Growth Fund's portfolio is rebalanced once each year.

               b. Lindner Growth and Income Fund and Hennessy Cornerstone Value Fund

     The Lindner Growth and Income Fund has a primary objective of long-term capital appreciation and a secondary objective of income. The Lindner Growth and Income Fund seeks to achieve its goals by investing in a diversified portfolio of common stocks, convertible stocks, preferred stocks and fixed income securities. The Lindner Growth and Income Fund invests in securities of companies based in the U.S. or with substantial operations in the U.S., and in securities of foreign companies that are listed for trading on a U.S. national securities exchange. At least 65% of its assets will normally be invested in securities of U.S. companies with market capitalizations of at least $4 billion at the time of investment. No more than 90% of the Lindner Growth and Income Fund's total assets will be invested in common stocks and that portion of the value of convertible securities attributable to the conversion right. In selecting equity investments, the Lindner Growth and Income Fund invests in companies with sound business strategies whose market price is selling at a discount to their underlying economic value. The Lindner Growth and Income Fund normally emphasizes investments in common stocks, and growth potential is a significant investment consideration. The Lindner Growth and Income Fund may also invest up to 25% of its total assets in securities selected for their ability to produce income, including corporate bonds and convertible securities, U.S. government and agency securities and securities issued by real estate investment trusts. The Lindner Growth and Income Fund focuses its holdings on between 40 to 60 stocks and between 50 and 140 total securities at any given time. For temporary defensive or emergency purposes, the Lindner Growth and Income Fund may invest all or a portion of its assets in short-term debt securities.

     The investment objective of the Hennessy Cornerstone Value Fund is to seek total return, consisting of capital appreciation and current income. The Hennessy Cornerstone Value Fund seeks to achieve its goal by investing substantially all of its assets in common stocks selected through the "Cornerstone Value Strategy." The Cornerstone Value Strategy selects the 50 highest dividend-yielding common stocks selected from a universe of over 600 issuers that also meet criteria such as above average market capitalization, above average cash flow, above average common shares outstanding and 1.5 times above average sales with acceptable liquidity. The Hennessy Cornerstone Value Fund's portfolio is rebalanced once each year.

               c.   Lindner Large-Cap Growth Fund and Hennessy Total Return Fund

     The investment objective of the Lindner Large-Cap Growth Fund is long-term capital appreciation. The Lindner Large-Cap Growth Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities of companies based in the U.S. or with substantial operations in the U.S., and in securities of foreign companies that are listed for trading on a U.S. national securities exchange, which have a market capitalization, at the time of purchase, of at least as great as the smallest company included in the Russell 1000 Growth Index. Equity securities include preferred stocks, securities convertible into common stock and warrants to purchase common stock. The Fund generally invests in companies that are diversified across sectors, but it will emphasize, or overweight, certain sectors that the portfolio managers believe offer greater potential for growth of capital. These weightings change over the course of time. When selecting securities, the portfolio managers blend quantitative and fundamental analyses to identify well-established companies with strong cash flows, secure market franchises and revenue growth that is expected to be among the highest for the particular industry either through above-average industry expansion or market share gains. These companies generally dominate, or are gaining market share, in their respective industries and have a reputation for quality management as well as superior products and services. A strong balance sheet and strong management are other factors that the portfolio managers will consider. For temporary defensive or emergency purposes, the Lindner Large-Cap Growth Fund may invest all or a portion of its assets in short-term debt securities.

     The investment objective of the Hennessy Total Return Fund is a combination of capital appreciation and current income that in the long run exceeds that of the Dow Jones Industrial Average (the "DJIA"). The investment strategy of the Hennessy Total Return Fund is derived from the so-called "Dogs of the Dow" investment strategy, which involves annually: (i) investing in the ten highest yielding stocks in the DJIA in approximately equal dollar amounts; (ii) rebalancing the portfolio at the end of one year to the then current ten highest yielding stocks in the DJIA in approximately equal dollar amounts; and (iii) rebalancing the portfolio in a similar manner at the end of the next year, and so on. The Hennessy Total Return Fund invests approximately one-half of its investment portfolio in the "Dogs of the Dow" stocks and one-half in U.S. Treasury securities with a remaining maturity of approximately one year. The Hennessy Total Return Fund borrows money and invests the proceeds approximately one-half in "Dogs of the Dow" stocks and one-half in U.S. Treasury securities with a remaining maturity of one year. By borrowing money and investing the proceeds, the Hennessy Total Return Fund increases the percentage of its investment return that is based on the returns of the "Dogs of the Dow" stocks it holds (up to 75%) and decreases the percentage of its investment return based on the U.S. Treasury securities it holds (to not less than 25%).

               d.   Lindner Market Neutral Fund and Hennessy Balanced Fund

     The investment objective of the Lindner Market Neutral Fund is long-term capital appreciation in both bull and bear markets. The Lindner Market Neutral Fund attempts to achieve minimal exposure to market risk by always having both long and short positions in equity securities issued by U.S. companies or foreign companies whose securities are traded on U.S. markets. Long positions will be held in those securities that are believed to be undervalued, while short positions will be held in those securities that are believed to be overvalued. To achieve its goal, the Lindner Market Neutral Fund invests substantially all of its assets in common stocks, securities convertible into common stocks without regard to quality or rating, short positions in common stocks and securities convertible into common stocks, and, to a limited degree, nonconvertible preferred stocks and debt securities without regard to quality or rating. By taking both long and short positions in different securities with similar characteristics, the Lindner Market Neutral Fund attempts to cancel out the effect of general stock market movements on its performance. The Lindner Market Neutral Fund seeks to construct a diversified portfolio that has minimal net exposure to the U.S. equity market generally and certain other risk factors. The Lindner Market Neutral Fund's performance objective is to achieve a total return in excess of the total returns on the three-month Treasury Bill. Its performance is not expected to correlate with the direction of any major U.S. stock market or any general stock market index. For temporary defensive or emergency purposes, the Lindner Market Neutral Fund may invest all or a portion of its assets in short-term debt securities.

     The investment objective of the Hennessy Balanced Fund is capital appreciation and current income. The investment strategy of the Hennessy Balanced Fund is derived from the so-called "Dogs of the Dow" investment strategy, which involves annually: (i) investing in the ten highest yielding stocks in the DJIA in approximately equal dollar amounts; (ii) rebalancing the portfolio at the end of one year to the then current ten highest yielding stocks in the DJIA in approximately equal dollar amounts; and (iii) rebalancing the portfolio in a similar manner at the end of the next year and so on. The Hennessy Balanced Fund invests approximately one-half of its investment portfolio in the "Dogs of the Dow" stocks and one-half in U.S. Treasury securities with a remaining maturity of approximately one year. By utilizing this investment strategy, the Hennessy Balanced Fund attempts to achieve total return that in the long run will be substantially similar to that of the DJIA but with half the risk and volatility.

          2.   Investment Advisory Services

     Lindner Asset Management, Inc., 520 Lake Cook Road, Suite 381, Deerfield, Illinois 60015, currently serves as the investment adviser of the Lindner Funds. Each Lindner Fund pays Lindner Asset Management, Inc. a monthly management fee based upon the average net assets of such Lindner Fund, at the annual rates indicated below (before giving effect to any fee waivers):

                                                           Management Fees
                                                      -------------------------
Lindner Communications Fund
      First $500 million of assets                           1.00%
      Assets between $500 million and $1 billion             0.90%
      Assets over $1 billion                                 0.85%

Lindner Small-Cap Growth Fund
      First $500 million of assets                           0.95%
      Assets between $500 million and $1 billion             0.90%
      Assets over $1 billion                                 0.85%

Lindner Growth and Income Fund
      First $500 million of assets                           0.70%
      Assets between $500 million and $1 billion             0.65%
      Assets over $1 billion                                 0.60%

Lindner Large-Cap Growth Fund
      First $500 million of assets                           0.80%
      Assets between $500 million and $1 billion             0.75%
      Assets over $1 billion                                 0.70%

Lindner Market Neutral Fund                                  1.00%

     Lindner Asset Management, Inc. has entered into an advisory agreement for each Lindner Fund pursuant to which Lindner Asset Management, Inc. has appointed a subadviser to carry out the day-to-day investment and reinvestment of the assets of each Lindner Fund. The fees of the subadvisers are paid by Lindner Asset Management, Inc.; the Lindner Funds are not responsible for payments to the subadvisers. The following table lists the subadvisers of each Lindner Fund as of June 30, 2003:


        Fund                              Subadviser                             Address
        ----                              ----------                             -------

Lindner Communications Fund           Gabelli Asset Management, Inc.            One Corporate Center
                                                                                Rye, New York 10580

Lindner Small-Cap Growth Fund         CastleArk Management, LLC                 1 North Wacker Drive
                                                                                Chicago, Illinois 60606

Lindner Growth and Income Fund        Argent Capital Management LLC             700 Corporate Park Drive
                                                                                Clayton, Missouri 63105

Lindner Large-Cap Growth Fund         CastleArk Management, LLC                 1 North Wacker Drive
                                                                                Chicago, Illinois 60606

Lindner Market Neutral Fund           Boston Company Asset Management           One Boston Place
                                                                                Boston, Massachusetts
                                                                                02108-4408

     Hennessy Advisors, Inc., The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945, is the investment adviser of the Hennessy Funds. Each Hennessy Fund pays Hennessy Advisors, Inc. a monthly management fee based upon the average daily net assets of such Hennessy Fund at the annual rates indicated below (before giving effect to any fee waivers):

                                                    Management Fees
                                                ------------------------

         Hennessy Cornerstone Growth Fund              0.74%

         Hennessy Cornerstone Value Fund               0.74%

         Hennessy Total Return Fund                    0.60%

         Hennessy Balanced Fund                        0.60%

          3.   Distribution Services

     Quasar Distributors, LLC ("Quasar"), 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as the distributor for the Lindner Funds and Hennessy Funds. As such, Quasar is responsible for all purchases, sales, redemptions, and other transfers of shares. As distributor, Quasar also provides certain administrative services. Shares of the Lindner Funds and Hennessy Funds are offered for sale on a continuous basis at a price equal to the net asset value per share. Quasar is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

          4.   Purchase and Redemption Procedures


     The Lindner Funds and Hennessy Funds have similar purchase and redemption procedures. Purchases and sales (redemptions) of shares of the Lindner Funds and Hennessy Funds are made at a price equal to the net asset value per share determined after receipt of the complete and accurate purchase or redemption order by the Lindner Funds' or Hennessy Funds' transfer agent. There are no front-end sales charges or commissions. Each Lindner Fund assesses a 1.00% fee on redemptions of its shares purchased and held for less than 90 days. Similarly, each Hennessy Fund assesses a 1.50% fee on redemptions of its shares purchased and held for less than three months. The transfer agent of both the Lindner Funds and Hennessy Funds assesses a $15.00 fee for each redemption made by wire. For purposes of determining the application of the redemption fee, the holding period for Lindner Fund shares will carry over to the corresponding Hennessy Fund shares received by shareholders in connection with the Reorganization.


     The minimum amounts required to invest in or add to an account with the Lindner Funds or Hennessy Funds are indicated below:

                                                                Investment Minimums
                                                                -------------------
                                                  Lindner Funds      HMFI Funds        HFI Funds
                                                  -------------      ----------        ---------

Regular (New Investor)                              $2,000              $2,500*          $1,000

Additional Investment (Current Fund Shareholders)     $100                $100             $100

Retirement (Roth and Regular)                         $250                $250             $250
___________________________
*    Investment minimum will not apply to current investments of a Lindner Fund shareholder.

     Both the Lindner Funds and Hennessy Funds offer an automatic investment plan, whereby an existing shareholder may authorize the respective funds to withdraw from his or her personal account each month an amount that such shareholder wishes to invest, which must be at least $50 for the Lindner Funds and at least $100 for the Hennessy Funds. The investment minimums set forth in the table above are reduced to $500 by the Lindner Funds and to $100 for the Hennessy Funds if a shareholder opens an account through the automatic investment plan. There is no investment minimum in the HMFI Funds for corporate sponsored retirement plans. The investment minimums may be waived from time to time by the Lindner Funds and Hennessy Funds in certain other circumstances as well.

          5.   Exchange Procedures

     On any day that the Hennessy Funds and the New York Stock Exchange are open for business, shareholders of any Hennessy Fund may exchange shares of their Hennessy Fund for shares of any other Hennessy Fund or the First American Prime Obligations Fund, a money market mutual fund that is not associated with HMFI, HFI or the New Adviser. Each Lindner Fund shareholder will enjoy these exchange privileges once such shareholder becomes a shareholder of the corresponding Hennessy Fund. The Lindner Funds currently provide exchange privileges to their shareholders. The transfer agent of both the Lindner Funds and Hennessy Funds assesses a fee of $5.00 for each exchange of shares by telephone.

II.  PRINCIPAL RISK FACTORS

     The tables below compare the principal risks that may affect the Lindner Funds and their corresponding Hennessy Funds, and the discussion following the tables discusses such risks. You will find additional descriptions of specific risks for the Lindner Funds and their corresponding Hennessy Funds below and in their respective prospectuses.


          Lindner                           Lindner Small-Cap                    Hennessy Cornerstone
     Communications Fund                       Growth Fund                           Growth Fund
     -------------------                       -----------                           -----------

o    Management Risk                  o    Management Risk                  o    Market Risk

o    Market Risk                      o    Market Risk                      o    Formula Investing Risk

o    Sector Concentration Risk        o    Growth Stock Risk                o    Foreign Investing Risk

o    Growth Stock Risk                o    Small and/or Medium Sized        o    Small and/or Medium
                                           Company Risk                          Sized Company Risk
o    Value Stock Risk

o    Foreign Investing Risk

      Lindner Growth and Income Fund             Hennessy Cornerstone Value Fund
      ------------------------------             -------------------------------

o    Management Risk                       o    Market Risk
o    Market Risk                           o    Formula Investing Risk
o    Interest Rate Risk
o    Credit Risk
o    Growth Stock Risk

      Lindner Large-Cap Growth Fund              Hennessy Total Return Fund
      -----------------------------              --------------------------

o    Management Risk                       o    Market Risk
o    Market Risk                           o    Formula Investing Risk
o    Growth Stock Risk                     o    Non-Diversification Risk
                                           o    Borrowing Risk

      Lindner Market Neutral Fund                Hennessy Balanced Fund
      ---------------------------                ----------------------

o    Management Risk                       o    Market Risk
o    Market Risk                           o    Formula Investing Risk
o    Active Trading Risk                   o    Non-Diversification Risk
o    Short Selling Risk


     Description of Types of Risk:
     ----------------------------

     Active Trading Risk (Lindner Market Neutral Fund): A fund may actively and frequently trade its portfolio securities. The higher the portfolio turnover rate is, the higher the transactional and brokerage costs will be unless securities can be bought and sold without corresponding commission costs. Active trading may also increase a fund's realized capital gains and losses, which may affect the taxes you pay as a fund shareholder.

     Borrowing Risk (Hennessy Total Return Fund, Hennessy Balanced Fund): A fund may borrow against its investments. Purchasing securities with borrowed money is an investment technique which increases investment risk because if the securities purchased with borrowed money decline in value, the fund's losses will be greater than if it had not. In addition, the fund will incur interest costs when it borrows money, which costs may exceed the investment returns it earns on the securities purchased with borrowed money.

     Credit Risk (Lindner Growth and Income Fund): When a fund invests in fixed income securities, it is subject to the risk that an issuer of those securities may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. This risk applies, for example, to repurchase agreements that a fund may enter into. Securities below investment grade (commonly called "junk bonds") are particularly subject to credit risk.

     Foreign Investing Risk (Hennessy Cornerstone Growth Fund; Lindner Communications Fund): Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets frequently have less trading volume and less liquidity than U.S. securities markets. In addition, foreign companies may not be subject to uniform accounting, auditing or financial reporting standards comparable to those applicable to U.S. companies.

     Transaction costs are frequently higher and expenses for custodial arrangements for foreign securities may be somewhat greater than typical expenses for custodial arrangements for similar U.S. securities. Some foreign governments levy withholding taxes against dividends or interest income, and although a portion of these taxes in some countries may be recoverable, the non-recovered portion will reduce the income received from the Fund's portfolio securities.

     Investments in securities denominated in foreign currencies involve additional risks, including the risk that the value of a fund's portfolio assets measured in U.S. dollars may be affected by changes in currency rates, the imposition of exchange control regulations, or the incurrence of costs in connection with the conversion of currencies. On occasion, a fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

     Formula Investing Risk (All Hennessy Funds): The formula utilized by a fund provides a disciplined approach to investing, based on a buy and hold philosophy during the course of each year, which ignores market timing and rejects active management. These funds adhere to their formulas (subject to applicable SEC requirements and federal tax requirements relating to mutual funds), despite any adverse developments concerning an issuer, an industry, the economy or the stock market generally. This could result in substantial losses for a fund if, for example, the stocks selected for the fund's portfolio for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, poor earnings forecasts, negative publicity or general market cycles.

     There can be no assurance that the market factors that caused the stocks held in a fund's portfolio to meet the formula's investment criteria as of rebalancing in any given year will continue during such year until the next rebalancing, that any negative conditions adversely affecting a stock's price will not develop and/or deteriorate during a given year, or that share prices of a stock will not decline during a given year.

     Each fund's portfolio is rebalanced annually in accordance with its formula. Rebalancing may result in elimination of better performing assets from a fund's portfolio and increases in investments in securities with relatively low total return.

     Growth Stock Risk (Lindner Communications Fund; Lindner Small-Cap Growth Fund; Lindner Growth and Income Fund; Lindner Large-Cap Growth Fund): A fund may invest in equity securities of companies that its portfolio manager believes will experience rapid earnings growth or revenue growth. Growth securities typically trade at higher multiples of current earnings than other securities, and therefore the value of these securities may be more sensitive to changes in current or expected earnings or revenues than the value of other securities.

     Interest Rate Risk (Lindner Growth and Income Fund): Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in value, while a fall in interest rates typically causes a rise in value. Fixed income securities with longer maturities are more susceptible to changes in value due to interest rate changes than are those with shorter maturities.

     Management Risk (All Lindner Funds): The value of an investment in a mutual fund varies with the success or failure of the investment strategies and research, analysis and security selection decisions of the fund's investment adviser. If the adviser's investment strategies do not produce the expected results, the investment could be diminished or even lost. There can be no assurance that a fund will achieve its investment objective.

     Market Risk (All Funds): Funds that invest in equity securities may expose shareholders to certain market risks that could cause shareholders to lose money. The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, often referred to as "volatility," may cause the price of a security to drop below previous levels. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Market risk is common to most investments, including stocks and bonds, and to the mutual funds that invest in them. Bonds and other fixed income securities generally involve less market risk than stocks. However, the risks of investing in bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

     Non-Diversification Risk (Hennessy Total Return Fund; Hennessy Balanced
Fund): Some funds may be operated as a "non-diversified" mutual funds, which means that the fund may invest more than 5% of its total assets in any one company in appropriate situations. If a fund invests a higher percentage of its assets in one or more companies, the value of its shares may fluctuate more widely than shares of a fund that invests in a larger number of companies, and the fund will be exposed to a greater degree of market risk.

     Sector Concentration Risk (Lindner Communications Fund): A fund that concentrates its investments in a group of related industries (an industry sector) is subject to increased risk. The fund's performance will generally depend on the sector's performance, which may differ in direction and degree from that of the overall stock market. In addition, financial, economic, business and political developments affecting the industry sector may have a greater effect on the fund.

     Short Selling Risk (Lindner Market Neutral Fund): When a fund sells a security short, it is selling something it does not own. To complete the transaction, the fund must borrow the security from a broker or other institution. The fund may not always be able to borrow a security or close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. The fund's loss on a short sale is potentially unlimited since there is no limit on the price a borrowed security could attain.

     Small and/or Medium Sized Company Risk (Hennessy Cornerstone Growth Fund; Lindner Small-Cap Growth Fund): Investing in securities of small and medium-sized companies involves greater risk volatility than investing in larger, more established companies because small and medium-sized companies can be subject to more abrupt or erratic share price changes than larger, more established companies. These stocks are traded in lower volumes and the issuers of these stocks are more sensitive to changing conditions and may have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and ask prices in the over-the-counter market. There is normally less publicly available information concerning these securities. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

     Value Stock Risk (Lindner Communications Fund): A fund may invest in securities of companies that its portfolio manager believes are selling at a price lower than their true value. These companies may have experienced adverse business developments or may be subject to special risks or cyclical factors that have caused their securities to be out of favor. If a portfolio manager's assessment is wrong, or if the market does not recognize the value of a company, the price of its securities may decline or not approach the value that the portfolio manager anticipates.

III. COMPARISON FEE TABLE AND EXAMPLE

     A. Lindner Communications Fund, Lindner Small-Cap Growth Fund and Hennessy Cornerstone Growth Fund

          1.   Fee Table

     The following table describes the fees and expenses that a shareholder in the Lindner Communications Fund and the Lindner Small-Cap Growth Fund (based on fees for the fiscal year ended June 30, 2003) and a shareholder in the Hennessy Cornerstone Growth Fund (based on fees for the fiscal year ended September 30, 2003) will pay.



                                                                                   Lindner          Hennessy
                                                                     Lindner      Small-Cap       Cornerstone
                                                                 Communications     Growth           Growth      Combined Fund
                                                                      Fund           Fund             Fund         Pro Forma
                                                                      ----           ----             ----         ---------
Shareholder Fees
   (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a
   percentage of offering price)........................              None           None             None            None
Maximum Deferred Sales Charge (Load)
   (as a percentage of offering price)..................              None           None             None            None
Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends (as a percentage of offering price)........              None           None             None            None
Redemption Fee(1).......................................              1.00%          1.00%            1.50%           1.50%
Exchange Fee(1).........................................              None           None             1.50%           1.50%
Annual Fund Operating Expenses
   (expenses that are deducted from fund assets)
Management Fees.........................................              1.00%          0.95%            0.74%           0.74%
Distribution and/or Service (12b-1) Fees................              0.24%          0.24%            None            None
 Other Expenses (2) ....................................              1.48%          1.14%            0.53%           0.53%
     Service Fees.......................................                                              0.10%           0.10%
     All Remaining Other Expenses.......................                                              0.43%           0.43%
Total Annual Fund Operating Expenses....................              2.71%          2.34%            1.27%           1.27%
Expenses Reimbursed to/Recouped from the Funds..........             (1.16%)        (0.84%)              -               -
Net Annual Operating Expenses
   (expenses actually incurred by the Funds)(3).........              1.55%          1.50%            1.27%           1.27%
___________________________

(1) The redemption fees and exchange fees apply only to those shares redeemed within 90 days (in the case of the Lindner Funds) or shares redeemed or exchanged within three months (in the case of the Hennessy Funds) of purchase. The transfer agent of both the Lindner Funds and Hennessy Funds assesses a $15.00 fee for each wire redemption and a $5.00 fee for each exchange of shares by telephone.

(2) Other expenses with respect to the Lindner Funds and Hennessy Funds include custodian, transfer agency and other customary fund expenses.

(3) The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Lindner Communications Fund and Lindner Small-Cap Growth
     Fund to ensure that Net Annual Operating Expenses do not exceed 1.55% and 1.50%, respectively, per year. Similarly, the New Adviser has agreed to reduce its fees and/or absorb expenses of the Hennessy Cornerstone Growth
     Fund to ensure that Net Annual Operating Expenses do not exceed 1.50% per year through June 2005.

          2.   Example

     The example set forth below is intended to help you compare the cost of investing in the Lindner Communications Fund and Lindner Small-Cap Growth Fund with the cost of investing in the Hennessy Cornerstone Growth Fund.

     The example assumes that you invest $10,000 in the specified fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that total operating expenses for each fund are those shown in the table above and remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                          One Year     Three Years    Five Years    Ten Years
                                          --------     -----------    ----------    ---------
Lindner Communications Fund(1)              $158          $490           $845         $1,845

Lindner Small-Cap Growth Fund(1)            $153          $474           $818         $1,791

Hennessy Cornerstone Growth Fund(1)         $122          $381           $660         $1,455

Combined Fund Pro Forma                     $122          $381           $660         $1,455
___________________________
(1)  The Lindner Communications Fund and Lindner Small-Cap Growth Fund charge a redemption fee of 1.00% with respect to shares redeemed within 90 days of purchase and the Cornerstone Growth Fund charges a redemption fee and exchange fee of 1.50% with respect to shares redeemed or exchanged within three months of purchase. The figures shown above do not reflect the payment of redemption fees or exchange fees.


     B.   Lindner Growth and Income Fund and Hennessy Cornerstone Value Fund

          1.   Fee Table

     The following table describes the fees and expenses that a shareholder in the Lindner Growth and Income Fund (based on the fees for the fiscal year ended June 30, 2003) and a shareholder in the Hennessy Cornerstone Value Fund (based on the fees for the fiscal year ended September 30, 2003) will pay.


                                                                                        Hennessy
                                                                  Lindner Growth      Cornerstone      Combined Fund
                                                                 and Income Fund       Value Fund        Pro Forma
Shareholder Fees
   (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a
   percentage of offering price)........................                None               None             None
Maximum Deferred Sales Charge (Load)
   (as a percentage of offering price)..................                None               None             None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   (as a percentage of offering price)..................                None               None             None
Redemption Fee(1).......................................                1.00%              1.50%            1.50%
Exchange Fee(1).........................................                None               1.50%            1.50%
Annual Fund Operating Expenses
   (expenses that are deducted from fund assets)
Management Fees.........................................                0.70%              0.74%            0.74%
Distribution and/or Service (12b-1) Fees................                0.04%              None             None
 Other Expenses (2) ....................................                0.57%              0.77%            0.51%
     Service Fees.......................................                                   0.10%            0.10%
     All Remaining Other Expenses.......................                                   0.67%            0.41%
Total Annual Fund Operating Expenses....................                1.31%              1.51%            1.25%
Expenses Reimbursed to/Recouped from the Funds..........               (0.06%)                -                -
Net Annual Operating Expenses
   (expenses actually incurred by the Funds)(3).........                1.25%              1.51%            1.25%
___________________________

(1) The redemption fees and exchange fees apply only to those shares redeemed within 90 days (in the case of the Lindner Funds) or shares redeemed or exchanged within three months (in the case of the Hennessy Funds) of purchase. The transfer agent of both the Lindner Funds and Hennessy Funds assesses a $15.00 fee for each wire redemption and a $5.00 fee for each exchange of shares by telephone.

(2) Other expenses with respect to the Lindner Funds and Hennessy Funds include custodian, transfer agency and other customary fund expenses.

(3) With respect to the Lindner Growth and Income Fund, the Adviser has contractually agreed to reduce its fees and/or absorb expenses of such fund, to ensure that Net Annual Operating Expenses do not exceed 1.25% per year. Similarly, the New Adviser has agreed to reduce its fees and/or absorb expenses of the Hennessy Cornerstone Value Fund to ensure that Net
     Annual Operating Expenses do not exceed 1.25% per year through June 2005.

          2.   Example

     The example set forth below is intended to help you compare the cost of investing in the Lindner Growth and Income Fund with the cost of investing in the Hennessy Cornerstone Value Fund.

     The example assumes that you invest $10,000 in the specified fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that total operating expenses for each fund are those shown in the table above and remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                          One Year     Three Years    Five Years    Ten Years
                                          --------     -----------    ----------    ---------
Lindner Growth and Income Fund(1)           $127          $397           $686         $1,511

Hennessy Cornerstone Value Fund(1)          $156          $483           $834         $1,824

Combined Fund Pro Forma                     $127          $397           $686         $1,511
___________________________

(1) The Lindner Growth and Income Fund charges a redemption fee of 1.00% with respect to shares redeemed within 90 days of purchase and the Hennessy
     Cornerstone Value Fund charges a redemption fee and exchange fee of 1.50% with respect to shares redeemed or exchanged within three months of purchase. The figures shown above do not reflect the payment of redemption fees or exchange fees.

     C.   Lindner Large-Cap Growth Fund and Hennessy Total Return Fund

          1.   Fee Table

     The following table describes the fees and expenses that a shareholder in the Lindner Large-Cap Growth Fund (based on the fees for the fiscal year ended June 30, 2003) and a shareholder in the Hennessy Total Return Fund (based on the fees for the fiscal year ended June 30, 2003) will pay.


                                                                 Lindner Large-Cap    Hennessy Total   Combined Fund
                                                                  Growth Fund          Return Fund       Pro Forma
                                                                  -----------          -----------       ---------
Shareholder Fees
   (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a
   percentage of offering price)........................                None               None             None
Maximum Deferred Sales Charge (Load)
   (as a percentage of offering price)..................                None               None             None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   (as a percentage of offering price)..................                None               None             None
Redemption Fee(1).......................................                1.00%              1.50%            1.50%
Exchange Fee(1).........................................                None               1.50%            1.50%
Annual Fund Operating Expenses
   (expenses that are deducted from fund assets)
Management Fees.........................................                0.80%              0.60%            0.60%
Distribution and/or Service (12b-1) Fees................                0.04%              0.25%            0.25%
 Other Expenses (2) ....................................                0.67%              1.65%            0.78%
     Interest Expense...................................                                   0.38%            0.38%
     All Remaining Other Expenses.......................                                   1.27%            0.40%
Total Annual Fund Operating Expenses....................                1.51%              2.50%            1.63%
Expenses Reimbursed to/Recouped from the Funds..........               (0.16%)            (0.17%)              -
Net Annual Operating Expenses
   (expenses actually incurred by the Funds)(3).........                1.35%              2.33%            1.63%
___________________________

(1) The redemption fees and exchange fees apply only to those shares redeemed within 90 days (in the case of the Lindner Funds) or shares redeemed or exchanged within three months (in the case of the Hennessy Funds)of purchase. The transfer agent of both the Lindner Funds and Hennessy Funds assesses a $15.00 fee for each wire redemption and a $5.00 fee for each exchange of shares by telephone.

(2) Other expenses with respect to the Lindner Funds and Hennessy Funds include custodian, transfer agency and other customary fund expenses.

(3) With respect to the Lindner Large-Cap Growth Fund, the Adviser has contractually agreed to reduce its fees and/or absorb expenses of such fund, to ensure that Net Annual Operating Expenses do not exceed 1.35% per year. With respect to the Hennessy Total Return Fund, the New Adviser reimbursed the Total Return to the extent necessary to ensure that "Total
     Other Expenses" less "Interest Expense" did not exceed 1.10% and "Total
     Annual Operating Expenses" less "Interest Expense" did not exceed 1.95%.
     Similarly, the New Adviser has agreed to reduce its fees and/or absorb expenses of the Hennessy Total Return Fund to ensure that "Total Annual
     Fund Operating Expenses" less "Interest Expense" do not exceed 1.35% per year through June 2005.

          2.   Example

     The example set forth below is intended to help you compare the cost of investing in the Lindner Large-Cap Growth Fund with the cost of investing in the Hennessy Total Return Fund.

     The example assumes that you invest $10,000 in the specified fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that total operating expenses for each fund are those shown in the table above and remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                          One Year     Three Years    Five Years    Ten Years
                                          --------     -----------    ----------    ---------

Lindner Large-Cap Growth Fund(1)            $137          $428           $739         $1,624

Hennessy Total Return Fund                  $253          $779         $1,331         $2,836

Combined Fund Pro Forma                     $166          $514           $887         $1,933
___________________________
(1)  The Lindner Large-Cap Growth Fund charges a redemption fee of 1.00% with respect to shares redeemed within 90 days of purchase and the Hennessy
     Total Return Fund charges a redemption and exchange fee of 1.50% with respect to shares redeemed or exchanged within three months of purchase.
     The figures shown above do not reflect the payment of redemption fees or exchange fees.

     D.   Lindner Market Neutral Fund and Hennessy Balanced Fund

          1.   Fee Table

         The following table describes the fees and expenses that a shareholder in the Lindner Market Neutral Fund (based on the fees for the fiscal year ended June 30, 2003) and a shareholder in the Hennessy Balanced Fund (based on an estimate of the fees for the fiscal year ended June 30, 2003) will pay.


                                                                 Lindner Market        Hennessy        Combined Fund
                                                                  Neutral Fund       Balanced Fund       Pro Forma
Shareholder Fees
   (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a
   percentage of offering price)........................                None               None             None
Maximum Deferred Sales Charge (Load)
   (as a percentage of offering price)..................                None               None             None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   (as a percentage of offering price)..................                None               None             None
Redemption Fee(1).......................................                1.00%              1.50%            1.50%
Exchange Fee(1).........................................                None               1.50%            1.50%
Annual Fund Operating Expenses
   (expenses that are deducted from fund assets)
Management Fees.........................................                1.00%              0.60%            0.60%
Distribution and/or Service (12b-1) Fees................                0.25%              0.25%            0.25%
 Other Expenses (2) ....................................                2.85%              0.65%            0.65%
     Dividends on Short Positions.......................                1.74%              0.00%            0.00%
     All Remaining Other Expenses.......................                1.11%              0.65%            0.65%
Total Annual Fund Operating Expenses....................                4.10%              1.50%            1.50%
Expenses Reimbursed to/Recouped from the Funds..........               (0.17%)                -                -
Net Annual Operating Expenses
   (expenses actually incurred by the Funds)(3).........                3.93%              1.50%            1.50%
___________________________

(1) The redemption fees and exchange fees apply only to those shares redeemed within 90 days (in the case of the Lindner Funds) or shares redeemed or exchanged within three months (in the case of the Hennessy Funds) of purchase. The transfer agent of both the Lindner Funds and Hennessy Funds assesses a $15.00 fee for each wire redemption and a $5.00 fee for each exchange of shares by telephone.

(2) Other expenses with respect to the Lindner Funds and Hennessy Funds include custodian, transfer agency and other customary fund expenses.

(3) With respect to the Lindner Market Neutral Fund, the Adviser has contractually agreed to reduce its fees and/or absorb expenses of such Funds to ensure that "Net Annual Operating Expenses" less "Dividends on
     Short Positions" do not exceed 2.18% per year. Similarly, the New Adviser has agreed to reduce its fees and/or absorb expenses of the Hennessy
     Balanced Fund to ensure that Net Annual Operating Expenses do not exceed
     1.50% per year through June 2005.

          2.   Example

     The example set forth below is intended to help you compare the cost of investing in the Lindner Market Neutral Fund with the cost of investing in the Hennessy Balanced Fund.

     The example assumes that you invest $10,000 in the specified fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that total operating expenses for each fund are those shown in the table above and remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                          One Year     Three Years    Five Years    Ten Years
                                          --------     -----------    ----------    ---------

Lindner Market Neutral Fund(1)              $221          $682           $1,169       $2,513

Hennessy Balanced Fund                      $153          $474             $818       $1,791

Combined Fund Pro Forma                     $153          $474             $818       $1,791
___________________________
     (1) The Lindner Market Neutral Fund charges a redemption fee of 1.00% with respect to shares redeemed within 90 days of purchase and the Hennessy Balanced
Fund charges a redemption and exchange fee of 1.50% with respect to shares redeemed or exchanged within three months of purchase. The figures shown above do not reflect the payment of redemption fees or exchange fees.

IV.  PERFORMANCE COMPARISONS OF THE LINDNER FUNDS AND HENNESSY FUNDS

     The following section is a comparison of the average annual total return performance of each of the Lindner Funds with each of the corresponding Hennessy Funds.

     A. Lindner Communications Fund, Lindner Small-Cap Growth Fund and Hennessy Cornerstone Growth Fund

                               [GRAPHIC OMITTED]

     This chart assumes an initial investment of $10,000, made on November 1, 1996 (inception date of Hennessy Cornerstone Growth Fund). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividend and other distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                         Average Annual Rates of Return
                           (as of September 30, 2003)

                                                                         Since         Since
                                         One Year      Five Years     11/1/96(1)     1/24/94(2)     Ten Years
                                         --------      ----------     ----------     ----------     ---------
Lindner Communications Fund               53.16%         (6.50%)        (3.24%)        1.31%          1.92%
Lindner Small-Cap Growth Fund             30.91%         (1.03%)         1.62%         4.87%           N/A
Hennessy Cornerstone Growth Fund          31.67%         20.03%         15.81%          N/A            N/A
___________________________
(1)  Inception date of Hennessy Cornerstone Growth Fund.

(2)  Inception date of Lindner Small-Cap Growth Fund.

     B.   Lindner Growth and Income Fund and Hennessy Cornerstone Value Fund

                               [GRAPHIC OMITTED]

     This chart assumes an initial investment of $10,000, made on November 1, 1996 (inception date of Hennessy Cornerstone Value Fund). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividend and other distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                         Average Annual Rates of Return
                           (as of September 30, 2003)

                                         One Year     Five Years    Since 11/1/96(1)   Ten Years
                                         --------     ----------    ----------------   ---------
Lindner Growth and Income Fund            22.40%        (2.36%)          0.31%           2.66%
Hennessy Cornerstone Value Fund           19.88%         5.10%           5.13%            N/A
___________________________
(1)  Inception date of Hennessy Cornerstone Value Fund.

     C.   Lindner Large-Cap Growth Fund and Hennessy Total Return Fund

                               [GRAPHIC OMITTED]

     This chart assumes an initial investment of $10,000, made on July 29, 1998 (inception date of Hennessy Total Return Fund). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividend and other distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                         Average Annual Rates of Return
                           (as of September 30, 2003)

                                         One Year     Five Years    Since 7/29/98(1)   10 Years
                                         --------     ----------    ----------------   --------
Lindner Large-Cap Growth Fund             19.28%        (9.68%)         (12.30%)        (2.71%)
Hennessy Total Return Fund                22.49%         1.35%           1.48%            N/A
___________________________
(1)  Inception date of Hennessy Total Return Fund.

     D.   Lindner Market Neutral Fund and Hennessy Balanced Fund

                               [GRAPHIC OMITTED]

     This chart assumes an initial investment of $10,000, made on March 8, 1996 (inception date of Hennessy Balanced Fund). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividend and other distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                         Average Annual Rates of Return
                           (as of September 30, 2003)

                                         One Year     Five Years    Since 3/8/96(1)    Since 2/11/94(2)
                                         --------     ----------    ---------------    ----------------
Lindner Market Neutral Fund               1.17%         3.30%           (0.85%)             1.30%
Hennessy Balanced Fund                    12.35%        2.15%            4.82%               N/A
___________________________
(1)  Inception date of Hennessy Balanced Fund.

(2)  Inception date of Lindner Market Neutral Fund.


V.   THE PROPOSED REORGANIZATION AND PLAN

     The following is a summary of key information concerning the proposed Reorganization and Plan. Keep in mind that additional information appears in the Plan, a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A, and in the documents incorporated by reference into this Proxy
Statement/Prospectus.

     The proposed Reorganization arises out of the Advisor's decision to leave the mutual fund business and to sell certain of its assets to the New Adviser. On September 10, 2003, the Adviser and the New Adviser entered into an Asset Purchase Agreement (the "Purchase Agreement") pursuant to which the New Adviser agreed to purchase certain assets of the Adviser. The Reorganization is a condition to the purchase contemplated by the Purchase Agreement. Material terms of the Purchase Agreement include:

     Purchased Assets. On the Closing Date (as defined in the Plan), the Adviser will deliver to the New Adviser:

     o originals or true copies of all files, books, records and data files (in whatever form or forms) owned by or in the possession of Adviser relating to investment accounts and investment history of the Lindner Funds (except to the extent that Adviser is required by applicable law to retain such materials or copies thereof in which event Adviser shall, at Adviser's expense, provide to New Adviser such materials or copies thereof, whichever is available);

     o originals or true copies of all records required to be maintained and retained under the Investment Company Act of 1940, as amended, and rules and regulations thereunder, or the Investment Advisers Act of 1940, as amended, and rules and regulations thereunder, in connection with Adviser's provision of investment advisory services to the Lindner Funds (except to the extent that Adviser is required by applicable law to retain such materials or copies thereof in which event Adviser shall provide to New Adviser such materials or copies thereof, whichever is available); and

     o all of Adviser's rights and the rights of any person or entity that directly or indirectly controls, is controlled by or is under common control with Adviser to use the name "Lindner," all derivations thereof, and all registered or unregistered trademarks, trade names and similar intangibles owned by Adviser and its Affiliates.

     Purchase Price. The New Adviser will pay the Adviser an amount equal to 2.625% of the aggregate net asset value of the Lindner Funds at the close of business on the business day immediately preceding the Closing Date, excluding the value of the aggregate net assets of any Lindner Fund whose shareholders have not approved the Reorganization.

     A.   Summary of the Proposed Reorganization

     Pursuant to the Plan, the Hennessy Funds will acquire all of the assets, and assume the liabilities of, the corresponding Lindner Funds in exchange for shares of the corresponding Hennessy Fund with an aggregate value equal to the aggregate value of the applicable Lindner Fund's shares outstanding as of the close of business on the business day immediately preceding the Closing Date of the proposed Reorganization (the "Valuation Date"). Immediately thereafter, each Lindner Fund will distribute such corresponding Hennessy Fund shares to its shareholders in complete liquidation of such Lindner Fund. After this distribution, all of the issued and outstanding shares of each Lindner Fund will be canceled on the books of such Lindner Fund and the transfer books of such Lindner Fund will be permanently closed. Certificates evidencing the corresponding Hennessy Fund shares will not be issued to the Lindner Fund shareholders.


     Lindner Fund shareholders who do not wish to have their Lindner Fund shares exchanged for shares of the corresponding Hennessy Fund should redeem their shares prior to the Reorganization. Shareholders may redeem shares of their Lindner Funds up until 3:00 P.M., Central time of the day before the applicable effective time of the Reorganization, which is currently anticipated to be January 31, 2004. Shareholders whose redemption requests are received after such time will participate in the Reorganization and receive shares of one or more Hennessy Funds, which will then be redeemed in the manner requested. If you redeem your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

     No sales charges will be imposed on the shares of the Hennessy Funds issued in connection with the proposed Reorganization. For purposes of determining the application of any redemption fee, the holding period for Lindner Fund shares will carry over to the Hennessy Fund shares received by shareholders in connection the proposed Reorganization.

     The Reorganization will not result in a decrease in the value of the interests of the Lindner Funds' existing shareholders because each shareholder will receive shares of the corresponding Hennessy Fund with the same aggregate value as the aggregate value of the Lindner Fund shares that such shareholder held immediately prior the Reorganization; thus, although a shareholder of a Lindner Fund will receive shares which represent a smaller percentage of ownership in the corresponding Hennessy Fund than he or she held in the Lindner Fund immediately prior to the Reorganization, the aggregate value of the shares will be the same.

     If the shareholders of each Lindner Fund approve the Reorganization at their Special Meeting, all required regulatory approvals are obtained, and certain conditions are either met or waived, it is expected that the Reorganization of each Lindner Fund will take place on or about January 31, 2004, or such other date as is agreed to by the parties. If the shareholders of a Lindner Fund do not approve the Plan, then such Lindner Fund will continue to operate as a separate open-end management company, and the Board of Trustees may take any action that it deems to be in the best interests of such Lindner Fund and its shareholders, including liquidation, subject to approval by such Lindner Fund's shareholders. The disapproval of the shareholders of a Lindner Fund will not affect the consummation or validity of the Reorganization with respect to any other Lindner Fund, except that such disapproval will give HMFI or HFI the right to decline to consummate the Reorganization with respect to all of the Lindner Funds.

     B.   Terms of the Plan

     The following is a summary of the significant terms of the Plan. This summary is qualified in its entirety by reference to the Plan, which is attached hereto as Exhibit A.

     Valuation. With respect to each reorganizing Lindner Fund, the value of its assets and liabilities will be computed as of the time at which its net asset value is calculated at the Valuation Date. The net asset value of a share of each Lindner Fund and Hennessy Fund will be the net asset value per share computed at the Valuation Time, using the market valuation procedures set forth in such fund's then current prospectus under the Securities Act of 1933, as amended (the "1933 Act").

     Issuance and Distribution of Hennessy Fund Shares. At the Applicable Effective Time of the Reorganization (as defined in the Plan), each Hennessy Fund will deliver shares of such Hennessy Fund to the corresponding Lindner Fund. The number of such shares will be determined by dividing (i) the value (determined as of the Valuation Time) of each Lindner Fund's assets that are conveyed, less the liabilities that are assumed, at the Applicable Effective Time of the Reorganization by (ii) the net asset value of one of the shares of the corresponding Hennessy Fund that is to be delivered with respect thereto. Each Lindner Fund will then distribute to its shareholders a number of shares of the corresponding Hennessy Fund having an aggregate value equal to the aggregate value of the shares held by each shareholder immediately prior to the Reorganization.

     Expenses. The New Adviser will pay all of the expenses related to the Special Meetings, including costs associated with the solicitation of proxies, copying, printing and mailing proxy materials, and other similar expenses incurred in connection with the Special Meetings.

     Required Approvals. The Trust's governing instrument requires approval of the Plan by the affirmative vote of at least two-thirds of the outstanding shares of each Lindner Fund.

     Amendments and Conditions. Generally, the Plan may be amended by the mutual written consent of the parties thereto, notwithstanding approval thereof by the shareholders of the Lindner Funds. The obligations of the Lindner Funds and the Hennessy Funds pursuant to the Plan are subject to various conditions, including the requisite approval of the Reorganization by the shareholders of the Lindner Funds, the receipt of a legal opinion as to certain tax matters and the confirmation by the Lindner Funds and the Hennessy Funds of the continuing accuracy of their respective representations and warranties contained in the Plan.

     Termination. The Plan may be terminated, and the Reorganization abandoned, whether before or after the requisite approval by the shareholders of the Lindner Funds, at any time prior to the closing, (i) by the Trust, if any conditions precedent to the obligations of the Hennessy Funds have not been fulfilled or waived; (ii) by HMFI or HFI, if any conditions precedent to the obligations of the Lindner Funds have not been fulfilled or waived; or (iii) by mutual consent of the Trust, HMFI and HFI.

     C.   Description of Hennessy Fund Shares

     The shares of each Hennessy Fund issued to Lindner Fund shareholders pursuant to the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights. The shares of each Hennessy Fund will be sold and redeemed based upon the net asset value of such Hennessy Fund next determined after receipt of a purchase or redemption request, as described in the HMFI Prospectus and the HFI Prospectus.

     D.   Reasons for the Reorganization

     From the beginning of their existence, the Lindner Funds have placed the interests of their shareholders first and foremost. As part of this commitment, the Adviser has continually searched for the best way to achieve above average returns balanced against low risk. During Adviser's recent search for subadvisers to the Lindner Funds, it was introduced to Hennessy Advisors, Inc. The Adviser recognized that the New Adviser possesses the resources to serve as an adviser to all of the Lindner Funds and that, as a result, a reorganization of the Lindner Funds into the corresponding Hennessy Funds could provide the Lindner Funds' shareholders with a balance of above-average returns and relatively low risk and expense. After careful consideration, therefore, Adviser determined that the reorganization of the Lindner Funds into the corresponding Hennessy Funds was in the best interests of the Lindner Funds' shareholders.

     E.   Board of Trustees Consideration of the Reorganization

     The Board of Trustees, including all of the independent trustees, has unanimously determined that the proposed Reorganization is in the best interests of the Lindner Funds' shareholders. The Board of Trustees based its decision to approve the Plan on an inquiry into a number of factors, including those listed in the section titled "Synopsis - General" above.

     If the shareholders of a Lindner Fund do not approve the Plan, then such Lindner Fund will continue to operate as a separate open-end management company, and the Board of Trustees of such Lindner Fund may take any action that it deems to be in the best interests of such Lindner Fund and its shareholders, including liquidation, subject to approval by such Lindner Fund's shareholders. The disapproval of the shareholders of a Lindner Fund will not affect the consummation or validity of the

Reorganization with respect to any other Lindner Fund, except that such disapproval will give HMFI or HFI the right to decline to consummate the Reorganization with respect to all of the Lindner Funds.

     F.   Federal Income Tax Consequences

     As a condition of the Reorganization with respect to each Lindner Fund and the corresponding Hennessy Fund, the Trust, HMFI and HFI will have received an opinion of Foley & Lardner, legal counsel to HMFI and HFI, to the effect that for federal income tax purposes, in Foley & Lardner's best legal judgment:

     o the transfer of all of the assets and liabilities of a Lindner Fund to the corresponding Hennessy Fund in exchange for the Hennessy Fund shares issued by such corresponding Hennessy Fund equal in dollar value to the Lindner Fund's shares that each shareholder owned immediately prior to the Reorganization, and the distribution of those Hennessy Fund shares to shareholders of the Lindner Fund should be treated as a "reorganization" within the meaning of Section 368(a) of the Code, and each Lindner Fund and each Hennessy Fund should be a "party to a reorganization" within the meaning of Section 368(b) of the Code in respect of the Reorganization;

     o no gain or loss should be recognized by any Lindner Fund upon the transfer of its assets and liabilities to the corresponding Hennessy Fund solely in exchange for shares of such Hennessy Fund equal in dollar value to the Lindner Fund shares that the shareholders owned immediately prior to the Reorganization;

     o no gain or loss will be recognized by each Hennessy Fund upon receipt of the assets and assumption of the liabilities of the corresponding Lindner Fund solely in exchange for a number of shares of such Hennessy Fund equal in dollar value to the Lindner Fund shares that the shareholders owned immediately prior to the Reorganization;

     o the basis of each Lindner Funds' assets received by the corresponding Hennessy Fund pursuant to the Reorganization should be the same as the basis of those assets in the hands of such Lindner Fund immediately prior to the Reorganization;

     o the holding period of each Lindner Fund's assets in the hands of the corresponding Hennessy Fund should include the period for which such assets have been held by such Lindner Fund;

     o no gain or loss should be recognized by any Lindner Fund on the distribution to its shareholders of the shares of the corresponding Hennessy Fund that it receives in connection with the Reorganization;

     o no gain or loss should be recognized by the shareholders of any Lindner Fund upon their receipt of the shares of the corresponding Hennessy Fund in exchange for such shareholders' shares of the Lindner Fund;

     o the basis of the shares of the Hennessy Fund received by each shareholder of each Lindner Fund should be the same as the basis of the Lindner Fund shares surrendered by such shareholder pursuant to the Reorganization;

     o the holding period for shares of the corresponding Hennessy Fund received by each Lindner Fund shareholder should include the period during which such shareholder held the Lindner

          Fund shares surrendered in exchange therefor; provided that such Lindner Fund shares are held as capital assets in the hand of such Lindner Fund shareholder on the date of the exchange; and

     o each Hennessy Fund should succeed to and take into account the tax attributes described in Section 381(c) of the Code of the corresponding Lindner Fund as of the effective time of the Reorganization with respect to the Lindner Fund, subject to the conditions and limitations specified in the Code.

     The above-described opinion regarding federal income tax matters will state that it is not free from doubt. Because most of the shares of common stock held by the Lindner Funds immediately prior to the Reorganization are expected to be sold in order to reinvest the proceeds of such sales in the shares of common stock selected pursuant to the various investing strategies of the Hennessy Funds, it is possible that the "continuity of business enterprise" requirement for treatment as a "reorganization" within the meaning of Section 368(a) of the Code might not be deemed to be met. This requirement is met if the Hennessy Funds carry on the "historic business" of the corresponding Lindner Funds. In view of the fact that the investment objective of each Lindner Fund is similar to the investment objective of the corresponding Hennessy Fund, Foley & Lardner is of the opinion that "continuity of business enterprise" requirement should be deemed to be met in the Reorganization. As a result of the absence of authority on this issue, however, there exists some doubt as to whether the "continuity of business enterprise" requirement will be deemed to be met.

     Although the Lindner Funds are not aware of any adverse state income tax consequences, they have not made any investigation as to those consequences for their shareholders. Additionally, the Hennessy Funds and the Lindner Funds have not sought, and will not seek, a private letter ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the Reorganization. The opinion of Foley & Lardner with respect to the federal income tax consequences of the Reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning potential tax consequences of the Reorganization to them, including any applicable federal, state, local or foreign income tax consequences.

     G.   Comparison of Shareholder Rights

     Set forth below is a discussion of the material differences in the rights of shareholders of the Lindner Funds compared to the rights of shareholders of the Hennessy Funds.

     Governing Law. The Lindner Funds are separate series of the Trust. The Hennessy Cornerstone Growth Fund and Hennessy Cornerstone Value Fund are separate series of HMFI, and the Hennessy Balanced Fund and Hennessy Total Return Fund are separate series of HFI. Each Lindner Fund is authorized to issue an unlimited number of shares of beneficial interest, each with a par value of $.01 per share. The Hennessy Cornerstone Growth Fund and Hennessy Cornerstone Value Fund are each authorized to issue 25,000,000,000 shares of common stock, each with a par value of $.0001 per share. The Hennessy Total Return Fund and Hennessy Balanced Fund are each authorized to issue 100,000,000 shares of common stock, each with a par value of $.0001 per share. Each Lindner Fund's operations are governed by its Declaration of Trust, By-Laws and applicable Massachusetts law. Each Hennessy Fund's operations are governed by its Articles of Incorporation, By-Laws and applicable Maryland law.

     Shareholder Liability. Under Massachusetts law, trustees, officers and shareholders of a business trust are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the applicable Lindner Fund or the Adviser was unable to meet its obligations. Under each Lindner Fund's Agreement and Declaration of Trust and By-Laws, such Lindner Fund is required to indemnify its trustees and officers against liabilities and expenses incurred in connection with proceedings relating to their positions as officers or trustees, except under certain limited circumstances relating to the culpability of such officers or trustees.

     Under the Maryland General Corporation Law, shareholders of a corporation are not personally liable for the acts or obligations of the corporation. Similar to the Lindner Funds, according to each Hennessy Fund's Articles of Incorporation and By-Laws, such Hennessy Fund is required to indemnify its directors and officers against liabilities and expenses incurred in connection with proceedings relating to their positions as officers or directors, except under certain limited circumstances relating to the culpability of such officers or directors.

     Board of Directors/Trustees. Each of the Lindner Funds, being a series of a Massachusetts business trust, has a Board of Trustees. Each of the Hennessy Funds, being a series of a Maryland corporation, has a Board of Directors. The composition of the Boards of Trustees is different from that of the Board of Directors, both in terms of membership and size. For more information, refer to the Lindner SAI, HMFI SAI and HFI SAI, which are incorporated by reference into this Proxy Statement/Prospectus.

     H.   Capitalization

          1. Lindner Communications Fund, Lindner Small-Cap Growth Fund and Hennessy Cornerstone Growth Fund

     The capitalization of the Lindner Communications Fund, Lindner Small-Cap Growth Fund and Hennessy Cornerstone Growth Fund as of September 30, 2003, and the pro forma combined capitalization after giving effect to the proposed Reorganization is as follows:


                                           Lindner         Lindner        Hennessy
                                       Communications     Small-Cap      Cornerstone      Pro Forma
                                            Fund         Growth Fund     Growth Fund    Combined Fund
                                            ----         -----------     -----------    -------------
Aggregate Net Assets                      $8,343,844      $8,335,012    $751,986,304     $768,665,160
Shares Outstanding                         1,275,915       1,447,623      43,635,080       44,602,894
Net Asset Value Per Share                      $6.54           $5.76          $17.23           $17.23

          2.   Lindner Growth and Income Fund and Hennessy Cornerstone Value
               Fund

     The capitalization of the Lindner Growth and Income Fund and Hennessy Cornerstone Value Fund as of September 30, 2003, and the pro forma combined capitalization after giving effect to the proposed Reorganization is as follows:


                                Lindner Growth       Hennessy Cornerstone     Pro Forma
                               and Income Fund            Value Fund        Combined Fund
                               ---------------            ----------        -------------
Aggregate Net Assets              $178,503,270           $20,313,651         $198,816,921
Shares Outstanding                   9,700,200             1,932,111           18,910,270
Net Asset Value Per Share               $18.40                $10.51               $10.51

          3.   Lindner Large-Cap Growth Fund and Hennessy Total Return Fund

     The capitalization of the Lindner Large-Cap Growth Fund and Hennessy Total Return Fund as of September 30, 2003 and the pro forma combined capitalization after giving effect to the proposed Reorganization is as follows:


                               Lindner Large-Cap     Hennessy Total         Pro Forma
                                  Growth Fund         Return Fund         Combined Fund
                                  -----------         -----------         -------------
Aggregate Net Assets              $93,637,405          $6,888,188          $100,525,593
Shares Outstanding                 12,825,311             708,450            10,339,064
Net Asset Value Per Share               $7.30               $9.72                 $9.72

          4.   Lindner Market Neutral Fund and Hennessy Balanced Fund

     The capitalization of the Lindner Market Neutral Fund and Hennessy Balanced Fund as of September 30, 2003 and the pro forma combined capitalization after giving effect to the proposed Reorganization is as follows:


                               Lindner Market        Hennessy Balanced      Pro Forma
                                Neutral Fund               Fund           Combined Fund
                                ------------               ----           -------------
Aggregate Net Assets              $9,682,821             $16,388,491        $26,071,312
Shares Outstanding                 1,602,826               1,573,546          2,503,246
Net Asset Value Per Share              $6.04                  $10.42             $10.42

VI.  ADDITIONAL INFORMATION ABOUT THE LINDNER FUNDS AND HENNESSY FUNDS

     The Hennessy Funds will be the accounting survivors of the Reorganization. For a discussion of the: (i) investment objectives, investment strategies and risks; (ii) performance; (iii) investment advisors; (iv) shares, including information regarding share pricing, purchases and redemptions; (v) calculation of the offering prices of the shares; (vi) policies with respect to dividends and distributions and the tax consequences of an investment in the shares; (vii) financial information; and (viii) the distribution arrangements of the Lindner Funds or Hennessy Funds, see the Lindner Prospectus, the HMFI Prospectus or the HFI Prospectus, as applicable.

VII. CONCLUSION

     The Board of Trustees believes that the Reorganization is in the best interests of the Lindner Funds and each of the Lindner Fund's shareholders.

VIII. VOTING INFORMATION

     The holders of two-thirds of the outstanding shares of each Lindner Fund as of the record date for each Special Meeting will constitute a quorum. When a quorum is present, approval of the proposal will require the affirmative vote of at least two-thirds of the outstanding shares of each Lindner Fund.


     All shares represented by each properly voted proxy received before the meeting will be voted at each Special Meeting. Proxies may be voted by mail, by telephone or via the internet (please refer to the toll free number or internet address found on your Proxy Card(s)). If a shareholder specifies how the proxy is to be voted on any business properly to come before a Special Meeting, it will be voted in accordance with instruction given. If no choice is indicated on the RETURNED proxy, it will be voted "FOR" approval of the Reorganization. If any other matters come before a Special Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.


     If a quorum for a particular Lindner Fund is not present at its Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal described in this Proxy Statement/Prospectus are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments or postponements of the Special Meeting to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting may be transacted at any such adjourned or postponed session(s) at which a quorum is present. Each Special Meeting may be adjourned or postponed from time to time by a majority of the votes properly cast upon the question of adjourning or postponing the Shareholder Meeting to another date and time, whether or not a quorum is present, and the Shareholder Meeting may be held as adjourned or postponed without further notice. The persons named in the proxy will vote in favor of such adjournment or postponement if such adjournment or postponement is necessary to obtain a quorum or to obtain a favorable vote on any proposal.

     All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. Approval of the Reorganization will occur only if a sufficient number of votes are cast "FOR" that proposal. Abstentions and broker non-votes do not constitute a vote "FOR" and effectively result in a vote "AGAINST."

     A.   Method and Cost of Solicitation


     This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board of Trustees for use at the Special Meetings. It is expected that the solicitation of proxies will be primarily by mail, telephone and via the internet. The New Adviser will pay all of the expenses related to the Special Meetings, including costs associated with the solicitation of proxies, copying, printing and mailing proxy materials, and other similar expenses incurred in connection with the Special Meetings.


     The New Adviser has retained, at its expense, D.F. King & Co., Inc., to assist in the solicitation of proxies. The cost of solicitation is currently estimated to be approximately $140,000 in the aggregate.

     B.   Right of Revocation

     Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the applicable Lindner Fund, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. If not so revoked, the votes will be cast at the Special Meeting. Attendance by a shareholder at a Special Meeting does not, by itself, revoke a proxy.

     C.   Voting Securities


     Shareholders of each of the Lindner Funds at the close of business on November 28, 2003 (the "Record Date") will be entitled to be present and vote at the Special Meetings. The following table shows for each Lindner Fund the number of shares outstanding and entitled to vote (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers), as well as the total net assets of each Lindner Fund as of the Record Date. Each outstanding share is entitled to one vote.

                                  Shares Outstanding and
           Lindner Fund              Entitled to Vote        Total Net Assets
           ------------              ----------------        ----------------
Lindner Communications Fund           1,192,226.065            $  8,409,944
Lindner Small-Cap Growth Fund         1,332,920.575            $  8,563,533
Lindner Growth and Income Fund        9,380,649.038            $184,758,005
Large-Cap Growth Fund                12,518,115.294            $ 99,305,494
Lindner Market Neutral Fund           1,825,072.258            $ 11,247,381


     D.   Principal Holders

          1.   Lindner Funds


     As of the Record Date, the Officers and Trustees of the Trust, as a group, owned of record and beneficially less than one percent of the outstanding voting securities of each of the Lindner Funds. In addition, as of the Record Date, no person owned of record or was known by the Trust to own of record or beneficially five percent or more of the shares of any of the Lindner Funds.


          2.   Hennessy Funds

     As of December 31, 2002, the Officers and Directors of HMFI, as a group, owned of record and beneficially less than one percent of the outstanding voting securities of each of the Hennessy Cornerstone Growth Fund and Hennessy Cornerstone Value Fund. As of September 30, 2003, the Officers and Directors of HFI, as a group, owned of record and beneficially less than one percent of the outstanding securities of each of the Hennessy Total Return Fund and less than one percent of the outstanding securities of the Hennessy Balanced Fund.

     As of December 31, 2002 in the case of the HMFI Funds, and September 30, 2003 in the case of the HFI Funds, the following shareholders owned more than 5% of the outstanding voting securities of the designated Hennessy Funds:

               a.   Hennessy Cornerstone Growth Fund

                                                                 Pro Forma
                                        Percentage of       Percentage of Fund
Name and Address                         Fund Owned            Post-Closing
----------------                         ----------            ------------

Charles Schwab & Co., Inc.                  49.94%                  48.27%
San Francisco, CA 94104

National Investor Services Corp.             5.19%                   5.02%
New York, NY 10041

               b.   Hennessy Cornerstone Value Fund

                                                                 Pro Forma
                                        Percentage of       Percentage of Fund
Name and Address                         Fund Owned            Post-Closing
----------------                         ----------            ------------

Charles Schwab & Co., Inc.                  34.15%                    .03%
San Francisco, CA 94104

National Investor Services Corp.             5.39%                  .0047%
New York, NY 10041

               c.   Hennessy Total Return Fund

                                                                 Pro Forma
                                        Percentage of       Percentage of Fund
Name and Address                         Fund Owned            Post-Closing
----------------                         ----------            ------------

Carl Jacobson & Earl Hamlow Trust
P.O. Box 5283                               14.13%                 < 1.00%
Novato, CA 94949-5603

Charles Schwab & Co., Inc.
Special Custody Account for Customers       29.47%                   1.81%
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.
FBO Customers                               11.30%                 < 1.00%
One Worth Financial Center
200 Liberty Street, Floor 5
New York, NY  10281-5500

               d.   Hennessy Balanced Fund

                                                                 Pro Forma
                                        Percentage of       Percentage of Fund
Name and Address                         Fund Owned            Post-Closing
----------------                         ----------            ------------

Charles Schwab & Co. Inc.
101 Montgomery Street                       11.83%                   7.96%
San Francisco, CA  94104-4122

Carl Jacobson & Earl Hamlow Trust
Tile West Inc. Profit Sharing Plan
10 Hamilton Drive                            8.61%                   5.80%
Novato, CA  94949-5603

National Financial Services Corp.
FBO Customers                                5.25%                   3.53%
One Worth Financial Center
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IX.  ADDITIONAL INFORMATION

     Documents that relate to the Lindner Funds are available, without charge, by writing to Lindner Investments at 520 Lake Cook Road, Suite 381, Deerfield, Illinois 60015, or by calling 1-800-995-7777.

     Documents that relate to the Hennessy Funds are available, without charge, by writing to Hennessy Funds, Inc. or Hennessy Mutual Funds, Inc., as applicable, at The Courtyard Square, 750 Grant Avenue, Suite 100, Novato, California 94945 or by calling 1-800-966-4354.

     The Lindner Funds and the Hennessy Funds are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material, and other information relating to the Lindner Funds and the Hennessy Funds, respectively, with the SEC. These documents can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C., at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's regional offices in New York at 233 Broadway, New York, New York 10279 and in Chicago at Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. The SEC also maintains a web site at www.sec.gov that contains the Prospectus and Statement of Additional Information for the Lindner Funds, as well as the Prospectus and Statement of Additional Information for the Hennessy Funds, materials that are incorporated by reference into their respective Prospectuses and Statements of Additional Information, and other information.


     It is expected that this Proxy Statement will be mailed to shareholders beginning on or about December 10, 2003.


X.   MISCELLANEOUS INFORMATION

     A.   OTHER BUSINESS

     The Board of Trustees knows of no other business to be brought before the Special Meetings. If any other matters come before the Special Meetings, it is the Board of Trustees' intention that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed Proxy Card(s).

     B.   NEXT MEETING OF SHAREHOLDERS

     The Lindner Funds are not required and do not intend to hold annual or other periodic meetings of shareholders, except as required by the Investment Company Act of 1940, as amended. By observing this policy, the Lindner Funds seek to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed with respect to a Lindner Fund, the next meeting of the shareholders of such Lindner Fund will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by such Lindner Fund at its office at a reasonable time before the meeting, as determined by the Board of Trustees, to be included in such Lindner Fund's proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

     C.   EXPERTS

     The financial statements and financial highlights as of June 30, 2003 and for the year then ended of Lindner Growth and Income Fund, Lindner Small-Cap Growth Fund, Lindner Communications Fund, Lindner Large-Cap Growth Fund and Lindner Market Neutral Fund, five of the series comprising the Lindner Funds, incorporated in this proxy statement and prospectus by reference from the Lindner Funds' Statement of Additional Information, dated October 17, 2003, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


     The financial statements of the HMFI Funds and HFI Funds for the years ended September 30, 2002 and June 30, 2003, respectively, contained in the respective 2002 Annual Report to Shareholders of the HMFI Funds and the 2003 Annual Report to Shareholders of the HFI Funds, have been audited by KPMG LLP, independent accountants, as stated in their reports dated November 1, 2002 and August 8, 2003, respectively, which are incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given their authority as experts in accounting and auditing.



                                        By Order of the Board of Trustees,







                                        Robert L. Miller, Secretary
                                        Lindner Investments


December 8, 2003

                                   EXHIBIT A:

                      AGREEMENT AND PLAN OF REORGANIZATION


     This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the 14th day of October, 2003, by HENNESSY FUNDS, INC., a Maryland corporation and HENNESSY MUTUAL FUNDS, INC., a Maryland corporation (together, "Hennessy"), and LINDNER INVESTMENTS, a Massachusetts business trust ("Lindner").

                                   BACKGROUND

     WHEREAS, each of the parties hereto is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, Lindner offers, among others, the Lindner Communications Fund, the Lindner Growth and Income Fund, the Lindner Large-Cap Growth Fund, the Lindner Market Neutral Fund and the Lindner Small-Cap Growth Fund (each a "Reorganizing Lindner Fund");

     WHEREAS, Hennessy offers, among others, the Hennessy Total Return Fund, the Hennessy Balanced Fund, the Hennessy Cornerstone Growth Fund and the Hennessy Cornerstone Value Fund (each a "Hennessy Fund");

     WHEREAS, each of the parties hereto desires, upon the terms and subject to the conditions set forth herein, to enter into and perform the reorganizations described herein (the "Reorganizations"), pursuant to which, among other things
(1) the Lindner Communications Fund shall transfer substantially all of its Assets (as defined in Section 1), subject to substantially all of its Liabilities (as defined in Section 1), to the Hennessy Cornerstone Growth Fund in exchange for shares issued by the Hennessy Cornerstone Growth Fund; (2) the Lindner Growth and Income Fund shall transfer substantially all of its Assets, subject to substantially all of its Liabilities, to the Hennessy Cornerstone Value Fund in exchange for shares issued by the Hennessy Cornerstone Value Fund;
(3) the Lindner Large-Cap Growth Fund shall transfer substantially all of its Assets, subject to substantially all of its Liabilities, to the Hennessy Total Return Fund in exchange for shares issued by the Hennessy Total Return Fund; (4) the Lindner Market Neutral Fund shall transfer substantially all of its Assets, subject to substantially all of its Liabilities, to the Hennessy Balanced Fund in exchange for shares issued by the Hennessy Balanced Fund; (5) the Lindner Small-Cap Growth Fund shall transfer substantially all of its Assets, subject to substantially all of its Liabilities, to the Hennessy Cornerstone Growth Fund in exchange for shares issued by the Hennessy Cornerstone Growth Fund; (the shares issued by the Hennessy Funds in connection with the Reorganizations, collectively, "Hennessy Fund Shares"); and (6) each Reorganizing Lindner Fund shall then distribute to its shareholders of record on a pro rata basis, the Hennessy Fund Shares received by or on behalf of such Reorganizing Lindner Fund;

     WHEREAS, the Lindner Board of Trustees has conclusively determined that the reorganization of each investment portfolio of Lindner affects only the interests of the shareholders of that Lindner investment portfolio;

     WHEREAS, each of the parties intends that the Reorganization of each Reorganizing Lindner Fund shall be separate from the reorganization of any other investment portfolio of Lindner; and

     WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code").

     WHEREAS, the parties intend that in connection with, and after the conclusion of, the Reorganizations and the liquidation or reorganization of Lindner's remaining investment portfolio (the Lindner Government Money Market
Fund), Lindner shall sell substantially all of its assets, including pursuant to this Agreement, and be deregistered and dissolved as described in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Certain Definitions. In addition to the capitalized terms defined elsewhere in this Agreement, as used herein:

     (a) The term "Corresponding Hennessy Fund" shall mean: (i) with respect to the Lindner Communications Fund, the Hennessy Cornerstone Growth Fund; (ii) with respect to the Lindner Growth and Income Fund, the Hennessy Cornerstone Value Fund; (iii) with respect to the Lindner Large-Cap Growth Fund, the Hennessy Total Return Fund; (iv) with respect to the Lindner Market Neutral Fund, the Hennessy Balanced Fund; and (v) with respect to the Lindner Small-Cap Growth Fund, the Hennessy Cornerstone Growth Fund.

     (b) The term "Corresponding Lindner Fund" shall mean: (i) with respect to the Hennessy Cornerstone Growth Fund, the Lindner Communications Fund; (ii) with respect to the Hennessy Cornerstone Value Fund, the Lindner Growth & Income Fund; (iii) with respect to the Hennessy Total Return Fund, the Lindner Large-Cap Growth Fund; (iv) with respect to the Hennessy Balance Fund, the Lindner Market Neutral Fund; and (v) with respect to the Hennessy Cornerstone Growth Fund, the Lindner Small-Cap Growth Fund.

     (c) The term "Assets" shall mean all property and assets of every description and of any nature whatsoever including, without limitation, cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued), receivables (including dividend and interest receivables), deferred or prepaid expenses, good will and other intangible property, books and records, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay any unpaid dividends and distributions as provided in Section 2(d) hereof.

     (d) The term "Liabilities" shall mean all existing and future liabilities and obligations of any nature, whether accrued, absolute, contingent or otherwise, including, with respect to Lindner and each Reorganizing Lindner Fund, any obligation to indemnify and advance expenses on behalf of Lindner's current trustees and officers, acting in their capacities as such, as set forth in the Indemnification Agreement, dated as of October 14, 2003, between Lindner and its trustees and officers (the "Indemnification Agreement"), as well as to the fullest extent permitted by law and Lindner's Declaration of Trust and Bylaws, in each case as in effect as of the date of this Agreement.

     2. The Reorganization.

     (a) At the Applicable Effective Time of the Reorganization (as defined in
Section 6): (i) each Reorganizing Lindner Fund shall transfer, assign and convey to its Corresponding Hennessy Fund substantially all of the Assets of such Reorganizing Lindner Fund; and (ii) each such Corresponding Hennessy Fund shall accept all such Assets and assume all such Liabilities of such Reorganizing Lindner Fund, such that at and after the Applicable Effective Time of the
Reorganization: (A) substantially all of the Assets of each Reorganizing Lindner Fund shall become and be Assets of its Corresponding Hennessy Fund; (B) substantially all of the Liabilities of each Reorganizing Lindner Fund shall become and be liabilities of, and shall attach to, its Corresponding Hennessy Fund; and (C) such Liabilities of each particular Reorganizing Lindner Fund may thenceforth be enforced only against its Corresponding Hennessy Fund to the same extent as if such Liabilities had been incurred by such Corresponding Hennessy Fund, subject to any defense and/or set off that Lindner or such Reorganizing Lindner Fund was entitled to assert immediately prior to the Applicable Effective Time of the Reorganization with respect to any such Liability, and subject to any defense and/or set off that Hennessy or such Corresponding Hennessy Fund may from time to time be entitled to assert against the creditor thereof.

     (b) In exchange for the transfer of substantially all of the Assets of each Reorganizing Lindner Fund to its Corresponding Hennessy Fund as provided in paragraph (a) above, each Hennessy Fund shall assume substantially all of the Liabilities of its Corresponding Lindner Fund as provided in paragraph (a) above and shall also simultaneously issue, at the Applicable Effective Time of the Reorganization, to its Corresponding Lindner Fund, the number of full and fractional (to the third decimal place) Hennessy Fund Shares, determined and adjusted as provided in Section 3 hereof.

     (c) Immediately upon receipt of the Hennessy Fund Shares in accordance with paragraph (b) above, each Reorganizing Lindner Fund shall distribute, in complete liquidation, to its shareholders of record at the Applicable Effective Time of the Reorganization (the "Recordholders"), in proportion to the aggregate net asset value of the shares held by each Recordholder, the Hennessy Fund Shares. In addition, each Recordholder of a Reorganizing Lindner Fund shall have the right to receive any unpaid dividends or other distributions which were declared with respect to his/her or its shares of such Reorganizing Lindner Fund before the Applicable Effective Time of the Reorganization.

     (d) At the Applicable Effective Time of the Reorganization, each shareholder of record of a Reorganizing Lindner Fund as of the record date (the "Distribution Record Date") with respect to any unpaid dividends and other distributions that were declared before the Applicable Effective Time of the Reorganization shall have the right to receive such unpaid dividends and distributions with respect to the shares of such Reorganizing Lindner Fund that such person held on the Distribution Record Date.

     (e) Promptly upon receipt of instructions from Lindner, Hennessy shall record on its books the ownership, by the Recordholders, of the number and type of Hennessy Fund Shares distributed to such Recordholders.

     (f) Lindner shall promptly cancel on its books all of the shares (including, without limitation, any treasury shares) of each Reorganizing Lindner Fund and any such shares issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the Hennessy Fund Shares issued to such Reorganizing Lindner Fund in accordance with paragraph (b) above.

     (g) Upon completion of the tasks required by paragraphs (a) through (f) above with respect to each Reorganizing Lindner Fund, the transfer books of Lindner with respect to such Reorganizing Lindner Fund shall be permanently closed.

     3. Calculations.

     (a) The number of each class of Hennessy Fund Shares issued to its Corresponding Lindner Fund pursuant to Section 2(b) hereof will be determined by dividing (i) the value (determined as of the Applicable Valuation Time), (as defined in Section 5) of each Reorganizing Lindner Fund's Assets that are conveyed, less the value (determined as of the Applicable Valuation Time) of such Fund's Liabilities that are assumed, at the Applicable Effective Time of the Reorganization by (ii) the net asset value of one share of the Corresponding Hennessy Fund that is to be delivered with respect thereto.

     (b) The net asset value of one share of a Corresponding Hennessy Fund shall be computed at the Applicable Valuation Time in the manner set forth in such Hennessy Fund's then current prospectus under the Securities Act of 1933, as amended (the "1933 Act").

     4. Valuation of Assets and Liabilities.

     (a) With respect to each Reorganizing Lindner Fund, the value of its Assets and Liabilities shall be the value of such Assets and Liabilities computed as of the time at which its net asset value is calculated at the Applicable Valuation Time. The value of the Assets and Liabilities of each of the Reorganizing Lindner Funds to be transferred to and assumed by the Hennessy Funds shall be computed by Lindner and shall be subject to adjustment by the amount, if any, agreed to by Lindner, the Reorganizing Lindner Fund, Hennessy and the Corresponding Hennessy Fund. In determining the value of the securities transferred by a Reorganizing Lindner Fund to its Corresponding Hennessy Fund, each security shall be priced in accordance with the pricing policies and procedures of such Reorganizing Lindner Fund as described in its then current prospectus and statement of additional information. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by Lindner, provided that such determination shall be subject to the approval of Hennessy. Hennessy and Lindner agree to use all commercially reasonable efforts to resolve, prior to the Applicable Valuation Time, any pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of a Hennessy Fund and those determined in accordance with the pricing policies and procedures of its Corresponding Lindner Fund.

     (b) At least fifteen (15) business days prior to the Applicable Effective Time of the Reorganization (as hereinafter defined), each Reorganizing Lindner Fund will provide its Corresponding Hennessy Fund with a schedule of its securities and other Assets and Liabilities of which it is aware, and such Hennessy Fund will provide the Reorganizing Lindner Fund with a copy of the current investment objective and policies applicable to such Hennessy Fund. Each Reorganizing Lindner Fund reserves the right to sell any of the securities or other Assets shown on the list of its Assets prior to the Applicable Effective Time of the Reorganization but will not, without the prior approval of Hennessy, acquire any additional securities. At least ten (10) business days prior to the Applicable Effective Time of the Reorganization, each Hennessy Fund will advise its Corresponding Lindner Fund of any investments of such Reorganizing Lindner Fund shown on such schedule which the Hennessy Fund would not hold, pursuant to its stated investment objective and policies or otherwise. In the event that the Reorganizing Lindner Fund holds any investments that its Corresponding Hennessy Fund would not hold under its stated investment objective or policies, the Reorganizing Lindner Fund, if requested by the Hennessy Fund and, to the extent permissible and consistent with the Reorganizing Lindner Fund's own investment objective and policies, shall dispose of such securities prior to the Applicable Effective Time of the Reorganization. In addition, if it is determined that the portfolios of the Reorganizing Lindner Fund and the Hennessy Fund, when aggregated, would contain investments exceeding certain percentage limitations to which the Hennessy Fund is or will be subject with respect to such investments, then the Reorganizing Lindner Fund, if requested by the Hennessy Fund and to the extent permissible and consistent with the Reorganizing Lindner Fund's own investment objective and policies, shall dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Applicable Effective Time of the Reorganization.

     5. Valuation Times. The valuation time with respect to each Hennessy Fund and each Reorganizing Lindner Fund shall be 4:00 p.m., Eastern Time, on the day prior to the Applicable Effective Time for the Reorganization of such funds (the "Applicable Valuation Time"). Notwithstanding anything herein to the contrary, in the event that at an Applicable Valuation Time: (i) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(ii) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of Hennessy or Lindner, accurate appraisal of the value of the net assets of a Hennessy Fund or a Reorganizing Lindner Fund is impracticable, such Applicable Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Hennessy Funds and the Reorganizing Lindner Funds is practicable in the judgment of Hennessy and Lindner.

     6. Effective Time of the Reorganization. Delivery by each Reorganizing Lindner Fund of its Assets to its Corresponding Hennessy Fund, delivery by such Corresponding Hennessy Fund of its Hennessy Fund Shares to such Reorganizing Lindner Fund, and liquidation of each such Reorganizing Lindner Fund, in each case, pursuant to Section 2 hereof, shall occur at the opening of business on the first Monday after the satisfaction of the conditions set forth in Sections 12(a) and 13(a) with respect to such Reorganizing Lindner Fund, or on such other date as is agreed to in writing by an authorized officer of each of the parties. The date and time at which the above-described actions are taken shall be the "Applicable Effective Time" of the Reorganization with respect to each Hennessy Fund and each Reorganizing Lindner Fund. To the extent any Assets of any Reorganizing Lindner Fund are, for any reason, not transferred to its

Corresponding Hennessy Fund at the Applicable Effective Time of the Reorganization with respect to such Fund, then Lindner shall cause such Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

     7. Termination of Lindner. Subject to the provisions of Section 27 hereof, promptly following the consummation of the Reorganizations contemplated hereby and the liquidation or reorganization of Lindner's remaining investment portfolio (the Lindner Government Money Market Fund), Lindner shall file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Lindner has ceased to be an investment company; provided that until such order is granted, Lindner shall continue to comply with all of its obligations as a registered investment company under the 1940 Act and under any and all other applicable state and federal securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). Lindner shall also, promptly after the consummation of the Reorganizations and the liquidation or reorganization of Lindner's remaining investment portfolio (the Lindner Government Money Market Fund), file any final regulatory reports, including, but not limited to, any Form N-SAR and Rule 24f-2 Notice and any Post-Effective Amendments to Lindner's Form N-1A Registration Statement, with respect to the Reorganizing Lindner Funds. All reporting and other obligations of Lindner shall remain the exclusive responsibility of Lindner up to and including the date on which Lindner is deregistered and dissolved. Without limiting the generality of the foregoing, (i) the affairs of Lindner shall be immediately wound up, its contracts discharged and its business liquidated; and (ii) at an appropriate time as determined by Lindner, upon the advice of counsel, Lindner shall file appropriate documents with the Secretary of the Commonwealth of Massachusetts required to terminate Lindner's existence under Massachusetts law.

     8. Certain Representations, Warranties, Covenants and Agreements of Lindner. Lindner, on behalf of itself and each of the Reorganizing Lindner Funds, represents, warrants, covenants and agrees as follows:

     (a) Lindner is a business trust duly organized and validly existing under the laws of the State of Massachusetts. Lindner is duly qualified as a foreign corporation in all jurisdictions where such qualification is required.

     (b) Lindner is duly registered with the SEC as an open-end, management investment company under the 1940 Act and such registration is in full force and effect as of the date hereof.

     (c) Lindner has the power to own all of its Assets and, subject to the approval of shareholders referred to in Section 10 hereof, to carry out and consummate the transactions contemplated herein. Lindner has all necessary federal, state and local authorizations, licenses and approvals necessary or desirable to carry on its business as such business is now being conducted and to consummate the transactions contemplated by this Agreement.

     (d) This Agreement has been duly and validly authorized, executed and delivered by Lindner, and represents the legal, valid and binding obligation of Lindner, enforceable against Lindner in accordance with the terms hereof, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and provided that the provisions of this Agreement intended to limit liability for particular matters to an investment portfolio and its assets, including but not limited to Section 33 of this Agreement, may not be enforceable. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement will not, violate Lindner's Declaration of Trust or Bylaws or any other organizational document of Lindner or any material agreement, contract or other arrangement to which Lindner is a party or by which Lindner or its properties or Assets may be bound, subject or affected.

     (e) Each Reorganizing Lindner Fund has elected to qualify, and has qualified as of and since its first taxable year, as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, and each Reorganizing Lindner Fund has been a regulated investment company under such Part at all times since the end of its first taxable year when it so qualified. Each Reorganizing Lindner Fund currently qualifies, and shall continue to qualify, as a regulated investment company under such Part for its taxable year that includes the date on which the Applicable Effective Time of the Reorganization occurs.

     (f) All federal, state, local and foreign income, profits, franchise, sales, withholding, customs, transfer and other taxes, including, without limitation, interest, additions to tax, and penalties thereon (collectively, "Taxes"), that relate to the Assets of Lindner or of any Reorganizing Lindner Fund, and that are either due or properly shown to be due on any return filed by Lindner or by any Reorganizing Lindner Fund have been (or as of the Applicable Effective Time of the Reorganization shall have been) fully and timely paid or provided for, and, to Lindner's knowledge, there are no levies, liens, or other encumbrances relating to Taxes existing, threatened or pending with respect to the Assets of Lindner (or with respect to any Assets of any Reorganizing Lindner
Fund).

     (g) All federal and other tax returns and reports of Lindner and each Reorganizing Lindner Fund required by law to be filed on or before the Applicable Effective Time of the Reorganization, have been or will be filed in a timely manner, and all federal and other taxes owed by Lindner on behalf of the Reorganizing Lindner Funds, have been or will be timely paid so far as due, and to the best of Lindner's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

     (h) The financial statements of each of the Reorganizing Lindner Funds for its respective fiscal year ended June 30, 2003, examined by Deloitte & Touche LLP, copies of which have been previously furnished to Hennessy, present fairly and in conformity with generally accepted accounting principles consistently applied (i) the financial condition of such Reorganizing Lindner Fund as of the dates indicated therein and (ii) the results of operations of such Reorganizing Lindner Fund for the periods indicated.

     (i) Neither Lindner nor any Reorganizing Lindner Fund has any known liabilities of a material nature, contingent or otherwise, other than those shown on its financial statements as of June 30, 2003, referred to above, and those incurred in the ordinary course of the business of Lindner as an investment company or any Reorganizing Lindner Fund since such date. Prior to the Applicable Effective Time for each Reorganization, Lindner will advise Hennessy of all known material liabilities, contingent or otherwise, incurred by it and each

Reorganizing Lindner Fund subsequent to June 30, 2003, whether or not incurred in the ordinary course of business.

     (j) Prior to or as of the Valuation Time, each of the Reorganizing Lindner Funds shall have declared a dividend or dividends, with a record date and ex-dividend date prior to or as of the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company income, if any, for the taxable periods or years ended on or before June 30, 2003, and for the period from said date to and including the Applicable Effective Time of the Reorganization (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in taxable periods or years ended on or before June 30, 2003, and in the period from said date to and including the Applicable Effective Time of the Reorganization.

     (k) At the Applicable Valuation Time and the Applicable Effective Time of the Reorganization with respect to each Reorganizing Lindner Fund, all Liabilities of such Reorganizing Lindner Fund which are required to be reflected in the net asset value per share of shares of such Reorganizing Lindner Fund in accordance with applicable law shall be reflected in the net asset value per share of such Reorganizing Lindner Fund.

     (l) To Lindner's knowledge, there are currently, and at the Applicable Valuation Time and the Applicable Effective Time of the Reorganization with respect to each Reorganizing Lindner Fund there shall be, no legal, administrative or other proceedings or investigations pending or threatened against or otherwise involving Lindner or any Reorganizing Lindner Fund which could result in liability on the part of Lindner or any Reorganizing Lindner Fund.

     (m) Subject to the approval of shareholders referred to in Section 10 hereof, at both the Valuation Time and the Applicable Effective Time of the Reorganization with respect to each Reorganizing Lindner Fund, Lindner, on behalf of each Reorganizing Lindner Fund, shall have full right, power and authority to sell, assign, transfer and deliver the Assets of such Reorganizing Lindner Fund. Upon delivery and payment for the Assets of the Reorganizing Lindner Funds as contemplated in Section 2(b) above, each Corresponding Hennessy Fund shall acquire good and marketable title to the Assets of its Corresponding Lindner Fund, in each case, free and clear of all liens and encumbrances, and subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

     (n) No consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation by Lindner and by each Reorganizing Lindner Fund of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, or state laws (including, in the case of each of the foregoing, any rules and regulations thereunder).

     (o) On the effective date of the registration statement to be filed by Hennessy on Form N-l4 relating to the shares of each Hennessy Fund that will be registered with the SEC pursuant to this Agreement, together with any and all supplements and amendments thereto and the documents contained or incorporated therein by reference, as supplemented and amended, including, without limitation, the proxy statement of Lindner and the prospectuses of Lindner and Hennessy with respect to the transactions contemplated by this Agreement (such registration statement, together with such supplements and amendments and the documents contained therein or incorporated therein by reference, as supplemented and amended, the "N-l4 Registration Statement"), at the times of the shareholders' meetings referred to in Section 10 hereof and at each Applicable Effective Time of the Reorganization, the proxy statement of each Reorganizing Lindner Fund included as a part of such N-14 Registration Statement (exclusive of the information included therein or incorporated therein by reference that is furnished by Hennessy) shall, with respect to Lindner and each Reorganizing Lindner Fund, (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, and applicable state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder), and (ii) not contain any untrue statement of a material fact or omit to state a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

     (p) All of the issued and outstanding shares of each of the Reorganizing Lindner Funds have been duly and validly issued, are fully paid and non-assessable, and were offered for sale and sold in conformity with all applicable federal and state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). All shares of any Reorganizing Lindner Fund issued on or after the date hereof shall be duly and validly issued, fully paid and non-assessable and offered for sale and sold in conformity with all applicable federal and state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). No shareholder of any of the Reorganizing Lindner Funds has, or will hereafter have, any statutory or contractual preemptive right of subscription or purchase in respect of any shares of any Reorganizing Lindner Fund.

     (q) Lindner shall not sell or otherwise dispose of any Hennessy Fund Shares received in the transactions contemplated herein, except in distribution to the Recordholders as contemplated herein.

     (r) Each of the Reorganizing Lindner Funds will endeavor to discharge all of its known liabilities and obligations prior to the Applicable Effective Time of the Reorganization.

     9. Certain Representations, Warranties, Covenants and Agreements of Hennessy. Hennessy Funds, Inc. and Hennessy Mutual Funds, Inc., on behalf of itself and each of the Hennessy Funds that are a series of it, represents, warrants, covenants and agrees as follows:

     (a) It is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland. Hennessy is duly qualified as a foreign corporation in all jurisdictions where such qualification is required.

     (b) It is duly registered with the SEC as an open-end, management investment company under the 1940 Act and such registration is in full force and effect as of the date hereof.

     (c) It has the power to own all of its Assets to carry out and consummate the transactions contemplated herein. It has all necessary federal, state and local authorizations, licenses and approvals necessary or desirable to carry on its business as such business is now being conducted and to consummate the transactions contemplated by this Agreement.

     (d) This Agreement has been duly and validly authorized, executed and delivered by it, and represents the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and provided that the provisions of this Agreement intended to limit liability for particular matters to an investment portfolio and its assets, including but not limited to Section 32 of this Agreement, may not be enforceable. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement will not, violate its Articles of Incorporation or Bylaws or any other of its organizational documents, or any material agreement, contract or other arrangement to which it is a party or by which it or its properties or Assets may be bound, subject or affected.

     (e) Each Hennessy Fund has elected to qualify, and has qualified as of and since its first taxable year, as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, and each Hennessy Fund has been a regulated investment company under such Part at all times since the end of its first taxable year when it so qualified. Each Hennessy Fund currently qualifies, and shall continue to qualify, as a regulated investment company under the Code. (f) All Taxes that relate to the Assets of it or of any Hennessy Fund, and that are either due or properly shown to be due on any return filed by it or by any Hennessy Fund, have been (or as of the Applicable Effective Time of the Reorganization shall have been) fully and timely paid or provided for, and, to its knowledge, there are no levies, liens or other encumbrances relating to Taxes existing, threatened or pending with respect to its Assets (or with respect to any Assets of any Hennessy Fund).

     (g) All federal and other tax returns and reports of it and each Hennessy Fund required by law to be filed on or before the Applicable Effective Time of the Reorganization have been or will be filed in a timely manner, and all federal and other taxes owed by it on behalf of the Hennessy Funds have been or will be timely paid so far as due, and to the best of its knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

     (h) The financial statements of each of the Hennessy Funds for their respective fiscal year ended June 30, 2003 or September 30, 2002 (as the case may be), examined by KPMG LLP, copies of which have been previously furnished to Lindner, present fairly and in conformity with generally accepted accounting principles consistently applied (i) the financial condition of such Hennessy Fund as of the dates indicated therein and (ii) the results of operations of such Hennessy Fund for the periods indicated.

     (i) Neither Hennessy nor any Hennessy Fund has any known liabilities of a material nature, contingent or otherwise, other than those shown on its financial statements as of June 30, 2003, or September 30, 2002, referred to above, and those incurred in the ordinary course of the business of Hennessy as an investment company or any Hennessy Fund since the date of its most recent audited annual financial statements. Prior to the Applicable Effective Time for each Reorganization, Hennessy will advise Lindner of all known material liabilities, contingent or otherwise, incurred by it and each Hennessy Fund subsequent to the date of its most recent audited annual financial statements, whether or not incurred in the ordinary course of business.

     (j) At the Applicable Valuation Time and the Applicable Effective Time of the Reorganization with respect to each Hennessy Fund, all Liabilities of such Hennessy Fund which are required to be reflected in the net asset value per share of the Hennessy Fund Shares issued by such Hennessy Fund pursuant to this Agreement in accordance with applicable law are reflected in the net asset value per share of such Hennessy Fund.

     (k) To its knowledge, there are currently, and at the Applicable Valuation Time and the Applicable Effective Time of the Reorganization with respect to each Hennessy Fund there shall be, no legal, administrative or other proceedings or investigations pending or threatened against or otherwise involving it or any Hennessy Fund which could result in liability on the part of it or any Hennessy Fund.

     (l) No consent, approval, authorization or order of any court or governmental authority, or of any other person or entity is required for the consummation by it and by each Hennessy Fund of the transactions contemplated by this Agreement except as may be required by the 1933 Act, the 1934 Act, the 1940 Act or state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

     (m) On the effective date of the N-l4 Registration Statement, at the times of the shareholders' meetings referred to in Section 10 hereof and at each Applicable Effective Time of the Reorganization, the N-14 Registration Statement, all information incorporated therein by reference and all information furnished to shareholders of the Reorganizing Lindner Funds in connection therewith shall with respect to Hennessy and each of the Hennessy Funds and with respect to this Agreement and the reorganizations contemplated hereby: (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, and applicable state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder), and (ii) not contain any untrue statement of a material fact or omit to state a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

     (n) The Hennessy Fund Shares to be issued and delivered to each Reorganizing Lindner Fund pursuant to the terms hereof shall have been duly authorized as of the Applicable Effective Time of the Reorganization and, when so issued and delivered, shall be registered under the 1933 Act, duly and validly issued, and fully paid and non-assessable, and no shareholder of any Hennessy Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

     (o) It agrees that all rights to indemnification existing in favor of the Lindner trustees and officers, acting in their capacities as such, under the Indemnification Agreement and Lindner's Declaration of Trust as in effect as of the date of this Agreement shall survive the Reorganization as obligations of it, shall continue in full force and effect without any amendment thereto, and shall constitute rights which may be asserted against it.

     (p) It agrees that for a period of three years after the completion of each Reorganization, (i) at least 75% of the members of the Board of Directors or Board of Trustees of the relevant Hennessy entity will consist of persons who are not "interested persons" (as such term is defined in the 1940 Act) of the Hennessy Advisors, Inc. or Lindner Asset Management, Inc., and (ii) there will not be imposed any "unfair burden" (as such term is defined in the Investment Company Act) on any of the Lindner or Hennessy Funds as a result of any Reorganization or any express or implied terms, conditions or understandings applicable thereto (including any arrangement during the two-year period following a Reorganization whereby Hennessy Advisors, Inc. or Lindner Asset Management, Inc., or any interested person of either of them, receives or is entitled to receive any compensation, directly or indirectly, from any person for other than bona fide investment advisory or other services.

     10. Shareholder Action on Behalf of the Reorganizing Lindner Funds. As soon as practicable after the effective date of the N-l4 Registration Statement, but in any event prior to the Applicable Effective Time of the Reorganization, and as a condition to the consummation of the transactions contemplated hereby, the Board of Trustees of Lindner shall call, and Lindner shall hold, a meeting or meetings of the shareholders of each of the Reorganizing Lindner Funds for the purpose of considering and voting upon:

     (a) Approval of this Agreement and the transactions contemplated hereby;

     (b) Approval of the sale of substantially all of the assets of Lindner; and

     (c) Such other matters as may be determined by the Board of Directors and Board of Trustees, as the case may be, of the parties.

     11. N-14 Registration Statement. Hennessy shall file the N-l4 Registration Statement. Hennessy and Lindner have cooperated and shall continue to cooperate with each other and have furnished and shall continue to furnish each other with the information relating to themselves that is required by the 1933 Act, the 1934 Act, the 1940 Act and applicable state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder) to be included in the N-l4 Registration Statement and the information relating to themselves that is necessary to ensure that the N-14 Registration Statement does not contain any untrue statement of a material fact and to ensure that the N-14 Registration Statement does not omit to state a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

     12. Hennessy Conditions. The obligations of Hennessy (and of each respective Hennessy Fund) hereunder shall be subject to the following conditions precedent:

     (a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of Lindner and, subject to
Section 27 hereof, this Agreement and the transactions contemplated by this Agreement, shall have been approved by the shareholders of each of the Reorganizing Lindner Funds, in each case, in the manner required by law. The sale of substantially all of the assets of Lindner shall have been approved by shareholders of all the investment portfolios of Lindner voting in the aggregate in the manner required by law.

     (b) Lindner shall have duly executed and delivered to Hennessy, on behalf of each Reorganizing Lindner Fund, such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents"), as Hennessy may deem necessary or desirable to transfer to the Corresponding Hennessy Fund of such Reorganizing Lindner Fund all of the right, title and interest of such Reorganizing Lindner Fund in and to substantially all of the respective Assets of such Reorganizing Lindner Fund. In each case, the Assets of each Reorganizing Lindner Fund so transferred shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

     (c) All representations and warranties of Lindner made in this Agreement shall be true and correct in all material respects on the date hereof, at the Applicable Valuation Time and at the Applicable Effective Time of the Reorganization, in each case, as if made at and as of such time. As of the Applicable Valuation Time and at the Applicable Effective Time of the Reorganization, there shall have been no material adverse change in the financial position of any Reorganizing Lindner Fund or of Lindner since the date of the most recent financial statements referred to in Section 8(h), other than those changes (including, without limitation, changes due to net redemptions) incurred in the ordinary course of business as an investment company since the date of the most recent financial statements referred to in Section 8(h). At the Applicable Effective Time of the Reorganization, Hennessy shall have received a certificate from the President or Vice President of Lindner, dated as of such date, certifying on behalf of Lindner that as of such date each of the conditions set forth in this clause (c) have been met.

     (d) The Hennessy Funds shall have received as of the Applicable Effective Time of the Reorganization, assurances of an officer of Lindner, in a form reasonably satisfactory to the Hennessy Funds, substantially to the effect that:

          (1) Lindner is a duly registered, open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

          (2) each of the Reorganizing Lindner Funds are separate portfolios of the Trust, which is a business trust duly created pursuant to its Declaration of Trust and is validly existing and in good standing under the laws of Massachusetts, and the Declaration of Trust direct the trustees to manage the affairs of each of the Reorganizing Lindner Funds and grant them all powers necessary or desirable to carry out such responsibility, including administering the business of the Reorganizing Lindner Funds as described in the current prospectus of the Reorganizing Lindner Funds.

          (3) this Agreement has been duly authorized, executed and delivered by the Reorganizing Lindner Funds and, assuming due authorization, execution and delivery of this Agreement on behalf of the Hennessy Funds, is a valid and binding obligation of the Reorganizing Lindner Funds, enforceable against the Reorganizing Lindner Funds in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles;

          (4) to the knowledge of such officer, no consent, approval, authorization, filing or order of any court or governmental authority of the United States or any state is required for the consummation of the Reorganization with respect to the Reorganizing Lindner Funds, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Applicable Effective Time of the Reorganization;

          (5) to the knowledge of such officer, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Reorganizing Lindner Funds or any of their properties or assets and the Reorganizing Lindner Funds are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business;

          (6) the shares of the Reorganizing Lindner Funds then issued and outstanding are duly registered under the 1933 Act on the appropriate form, and are duly authorized and are validly issued and outstanding and fully paid and non-assessable, and no shareholder of any of the Reorganizing Lindner Funds has any preemptive rights to subscription or purchase in respect thereof; and

          (7) the registration statement of the Reorganizing Lindner Funds has become effective with the SEC and, to the best of such officer's knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened.

     (e) Hennessy shall have received opinions of Dykema Gossett PLLC, counsel to Lindner, addressed to Hennessy, in form and substance reasonably satisfactory to Hennessy, and dated the Applicable Effective Time of the Reorganization, to the effect that as of the date of such opinion, and subject to qualifications and conditions reasonably acceptable to Hennessy:

          (1) Lindner is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

          (2) The Reorganizing Lindner Funds are separate portfolios of Lindner, which is a business trust duly created pursuant to its Declaration of Trust and is validly existing and in good standing under the laws of Delaware, and its Declaration of Trust directs the trustees of Lindner to manage the affairs of the Reorganizing Lindner Funds and grants them all powers necessary or desirable to carry out such responsibility, including administering the business of the Reorganizing Lindner Funds as described in the current prospectus of the Reorganizing Lindner Funds;

          (3) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Lindner's Declaration of Trust or Bylaws or any provision of any agreement known to such counsel to which Lindner or any Reorganizing Lindner Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Lindner's Declaration of Trust or Bylaws, or then current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer of Lindner whose responsibility it is to advise Lindner with respect to such matters;

          (4) This Agreement has been duly authorized, executed and delivered by the Reorganizing Lindner Funds and, assuming due authorization, execution and delivery of this Agreement on behalf of the Hennessy Funds, is a valid and binding obligation of the Reorganizing Lindner Funds, enforceable against the Reorganizing Lindner Funds in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles; and

          (5) The shares of the Reorganizing Lindner Funds then issued and outstanding are duly registered under the 1933 Act on the appropriate form, and are duly authorized and are validly issued and outstanding and fully paid and non-assessable, and no shareholder of any of the Reorganizing Lindner Funds has any preemptive rights to subscription or purchase in respect thereof.

     (f) The N-l4 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Hennessy, contemplated by the SEC, and the parties shall have received all permits, licenses and other authorizations necessary under applicable state securities laws to consummate the transactions contemplated by this Agreement and all such permits, licenses and other authorizations shall be in full force and effect at such time.

     (g) At the Applicable Effective Time of the Reorganization, Lindner shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by Lindner prior to or at the Applicable Valuation Time and the Applicable Effective Time of the Reorganization and Hennessy shall have received a certificate from the President or Vice President of Lindner, dated as of such date, certifying on behalf of Lindner that the conditions set forth in this clause (g) have been, and continue to be, satisfied.

     (h) Lindner's agreements with each of its service contractors shall terminate with respect to each Reorganizing Lindner Fund concurrently with the Applicable Effective Time of the Reorganization for such Fund, and Lindner shall have received reasonable assurance that no claim for damages (liquidated or otherwise) will arise as a result of such terminations.

     (i) Hennessy shall have received the tax opinions provided for in Section 14 hereof.

     (j) The custodian of the Reorganizing Lindner Funds shall have delivered to Hennessy evidence that: (i) the Assets of the Reorganizing Lindner Funds have been delivered in proper form to the Corresponding Hennessy Fund at the Applicable Effective Time of the Reorganization and (ii) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Reorganizing Lindner Funds in conjunction with the delivery of portfolio securities.

     (k) Each of the Reorganizing Lindner Funds shall have furnished to the Corresponding Hennessy Fund at the Applicable Effective Time of the Reorganization, a final statement of the total amount of its Assets and Liabilities as of the Applicable Effective Time of the Reorganization.

     (l) The transfer agent to the Reorganizing Lindner Funds shall have delivered to the Hennessy Funds a certificate executed on its own behalf by an authorized officer in form and substance satisfactory to the Hennessy Funds and dated as of the Applicable Effective Time of the Reorganization, to the effect that the shareholder records of the Reorganizing Lindner Funds are complete and accurate and as to such other matters as the Hennessy Funds shall reasonably request.

     (m) The administrator, fund accountant and custodian to the Reorganizing Lindner Funds shall have delivered to the Hennessy Funds certificates executed on their behalf by authorized officers in form and substance satisfactory to the Hennessy Funds and dated as of the Applicable Effective Time of the Reorganization, to the effect that the books and records of the Reorganizing Lindner Funds covered by their contracts with the Reorganizing Lindner Funds are complete and accurate and as to such other matters as the Hennessy Funds shall reasonably request.

     13. Lindner Conditions. The obligations of Lindner (and of each respective Reorganizing Lindner Fund) hereunder shall be subject to the following conditions precedent:

     (a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the Boards of Directors of Hennessy; subject to
Section 27 hereof, this Agreement and the transactions contemplated by this Agreement, shall have been approved by the shareholders of each of the Reorganizing Lindner Funds; and the sale of substantially all of the assets of Lindner shall have been approved by the shareholders of all investment portfolios of Lindner voting in the aggregate, in each case, in the manner required by law.

     (b) Hennessy shall have executed and delivered to Lindner an Assumption of Liabilities dated the date of the Applicable Effective Time with respect to each Reorganization, pursuant to which each Corresponding Hennessy Fund will assume all of the liabilities of the relevant Reorganizing Lindner Fund existing at the Applicable Valuation Time in connection with the transactions contemplated by this Agreement.

     (c) All representations and warranties of Hennessy made in this Agreement shall be true and correct in all material respects on the date hereof, at the Applicable Valuation Time and at the Applicable Effective Time of the Reorganization, in each case, as if made at and as of such time. As of the Applicable Valuation Time and at the Applicable Effective Time of the Reorganization, there shall have been no material adverse change in the financial position of any Hennessy Fund or of Hennessy since the date of the most recent financial statements referred to in Section 9(h) other than those changes (including, without limitation, changes due to net redemptions) incurred in the ordinary course of business as an investment company since the date of the most recent financial statements referred to in Section 9(h). At the Applicable Effective Time of the Reorganization, Lindner shall have received certificates from a President or Vice President of Hennessy, dated as of such date, certifying on behalf of Hennessy that as of such date each of the conditions set forth in this clause (c) have been met.

     (d) The Reorganizing Lindner Funds shall have received as of the Applicable Effective Time of the Reorganization, assurances of an officer of Hennessy, in a form reasonably satisfactory to the Reorganizing Lindner Funds, substantially to the effect that:

          (1) Hennessy is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

          (2) each of the Hennessy Funds is a separate portfolio of Hennessy, which is a corporation duly created pursuant to its Articles of Incorporation and is legally existing and in good standing under the laws of Maryland;

          (3) this Agreement has been duly authorized, executed and delivered by Hennessy on behalf of Hennessy and the Hennessy Funds and, assuming due authorization, execution and delivery of this Agreement on behalf of the Hennessy Funds is a valid and binding obligation of Hennessy, enforceable against Hennessy in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles;

          (4) the Hennessy Fund Shares to be issued to the Reorganizing Lindner Funds and then distributed to the Recordholders pursuant to this Agreement are duly registered under the 1933 Act on the appropriate form and are duly authorized and upon such issuance will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of any of the Hennessy Funds has any preemptive rights to subscription or purchase in respect thereof;

          (5) the N-14 Registration Statement has become effective with the SEC and, to the best of such officer's knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened;

          (6) to the knowledge of such officer, no consent, approval, authorization, filing or order of any court or governmental authority of the United States or any state is required for the consummation of the Reorganization with respect to the Hennessy Funds, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Applicable Effective Time of the Reorganization; and

          (7) to the knowledge of such officer, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Hennessy or the Hennessy Funds or any of their properties or assets and neither Hennessy nor the Hennessy Funds is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business.

     (e) Lindner shall have received opinions of Foley & Lardner, counsel to Hennessy, addressed to Lindner, in form and substance reasonably satisfactory to Lindner, and dated the Applicable Effective Time of the Reorganization, to the effect that as of the date of such opinion, and subject to qualifications and conditions reasonably acceptable to Lindner:

          (1) Hennessy Funds, Inc. and Hennessy Mutual Funds, Inc. are duly registered, open-end, management investment companies, and their registrations with the SEC as investment companies under the 1940 Act are in full force and effect.

          (2) Each of the Hennessy Funds are separate portfolios of Hennessy Funds, Inc. or Hennessy Mutual Funds, Inc., each of which are corporations duly created pursuant to their Articles of Incorporation, are legally existing and in good standing under the laws of Maryland;

          (3) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Hennessy's Articles of Incorporation or Bylaws or any provision of any agreement known to such counsel to which Hennessy or any Hennessy Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Hennessy's Articles of Incorporation or Bylaws, or then current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer of Hennessy whose responsibility it is to advise Hennessy with respect to such matters;

          (4) This Agreement has been duly authorized, executed and delivered by Hennessy Funds, Inc. and Hennessy Mutual Funds, Inc. on behalf of each of them and the Hennessy Funds and, assuming due authorization, execution and delivery of this Agreement on behalf of the Reorganizing Lindner Funds, is a valid and binding obligation of Hennessy Funds, Inc. and Hennessy Mutual Funds, Inc., enforceable against them in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles; and

          (5) The shares of the Hennessy Funds to be issued to the Reorganizing Lindner Funds and then distributed to the Recordholders pursuant to this Agreement are duly registered under the 1933 Act on the appropriate form, and are duly authorized and upon such issuance will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of any of the Hennessy Funds has any preemptive rights to subscription or purchase in respect thereof.

     (f) The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted, or, to the knowledge of Lindner, contemplated by the SEC, and the parties shall have received all permits, licenses and other authorizations necessary under applicable state securities laws to consummate the transactions contemplated by this Agreement, and all such permits and other authorizations shall be in full force and effect at such time.

     (g) At the Applicable Effective Time of the Reorganization, Hennessy shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by Hennessy prior to or at the Applicable Valuation Time and the Applicable Effective Time of the Reorganization and Lindner shall have received a certificate from the President or Vice President of Hennessy, dated as of such date, certifying on behalf of Hennessy that the conditions set forth in this clause (g) have been, and continue to be, satisfied.

     (h) Lindner shall have received the tax opinions provided for in Section 14 hereof.

     (i) Lindner shall have received the written agreement of Hennessy Advisors, Inc. ("Hennessy Advisors"), the investment adviser for each of the Hennessy Funds, in form and substance satisfactory to Lindner providing that for each of the fiscal year ending September 30, 2004 and the nine month period ending June 30, 2005, Hennessy Advisors will waive all or a portion of its agreed-to advisory fees with respect to the Hennessy Cornerstone Value Fund, and to reimburse such Fund for operating expenses it incurs (if necessary) to the extent necessary to insure that the total operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of securities, and extraordinary items) of the Hennessy Cornerstone Value Fund for such periods do not exceed 1.25% and 0.9375% of such Fund's average daily net assets in the fiscal year ending September 30, 2004 and the nine month period ending June 30, 2005, respectively.

     (j) Lindner shall have received the written agreement of Hennessy Advisors, in form and substance satisfactory to Lindner providing that for the fiscal years ending June 30, 2004 and June 30, 2005, Hennessy Advisors will waive all or a portion of its agreed-to advisory fees with respect to the Hennessy Total Return Fund, and to reimburse such Fund for operating expenses it incurs (if necessary) to the extent necessary to insure that the total operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of securities, and extraordinary items) of the Hennessy Total Return Fund for such fiscal years do not exceed 1.35% of such Fund's average daily net assets in each such fiscal year.

     14. Tax Opinion. Hennessy and Lindner shall receive opinions of Foley & Lardner addressed to both Hennessy and Lindner in a form reasonably satisfactory to them, and dated as of the Applicable Effective Time of the Reorganization, substantially to the effect that on the basis of facts, representations, and assumptions set forth in such opinions, and subject to qualifications and exceptions reasonably acceptable to the parties, that, in Foley & Lardner's best legal judgment:

     (a) the transfer by the Reorganizing Lindner Funds of their Assets in exchange for the shares of the Corresponding Hennessy Fund and the assumption by the Hennessy Funds of the Liabilities of the Corresponding Lindner Funds should be treated as a "reorganization" within the meaning of Section 368(a)(1) of the Code and the Hennessy Funds and the Reorganizing Lindner Funds should each be treated as a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) no gain or loss will be recognized by the Hennessy Funds upon the receipt of the Assets of the Corresponding Lindner Funds solely in exchange for Hennessy Fund

Shares (as provided for herein) and the assumption by the Hennessy Funds of the Liabilities of the Corresponding Lindner Fund;

     (c) no gain or loss should be recognized by the Reorganizing Lindner Funds upon the transfer of their Assets to the Corresponding Hennessy Funds and the assumption by the Hennessy Funds of the Liabilities of the Corresponding Lindner Fund in exchange for the Hennessy Fund Shares (as provided for herein) or upon the distribution (whether actual or constructive) of such shares to the Recordholders in exchange for their shares of the Corresponding Lindner Funds;

     (d) no gain or loss should be recognized by the Recordholders upon the exchange of their shares of the Reorganizing Lindner Funds for the shares of the Corresponding Hennessy Fund;

     (e) the aggregate tax basis for the Hennessy Fund Shares received by the shareholders of the Reorganizing Lindner Funds pursuant to the Reorganization should be the same as the aggregate tax basis of Reorganizing Lindner Fund shares held by such shareholders immediately prior to the Reorganization, and the holding period of the Hennessy Fund Shares to be received by the Reorganizing Lindner Funds should include the period during which shares of the Reorganizing Lindner Funds exchanged therefore were held by such Reorganizing Lindner Funds (provided that Reorganizing Lindner Fund shares were held as capital assets on the date of the Reorganization); and

     (f) the tax basis of the Reorganizing Lindner Funds' Assets acquired by the Hennessy Funds should be same as the tax bases of such assets to the Reorganizing Lindner Funds immediately prior to the Reorganization, and the holding period of the Assets of the Reorganizing Lindner Funds in the hands of the Corresponding Hennessy Funds should include the period during which those assets were held by the Reorganizing Lindner Funds.

     In rendering such opinions described in this paragraph, such firm may require and, to the extent it deems necessary and appropriate, may rely upon representations made in certificates of Hennessy Funds and Reorganizing Lindner Funds, their affiliates, and principal shareholders.

     15. Tax Documents. Lindner shall deliver to Hennessy at the Applicable Effective Time of the Reorganization, confirmations and/or other evidence satisfactory to Hennessy as to the adjusted tax basis of the Assets of each Reorganizing Lindner Fund delivered to a Hennessy Fund in accordance with the terms of this Agreement.

     16. Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, delivering and/or causing to be delivered to the other party hereto each of the items required under this Agreement as a condition to such other party's obligations hereunder. In addition, Lindner shall deliver or cause to be delivered to Hennessy, each account, book, record and other document of Lindner required to be maintained by Lindner pursuant to Section 31(a) of the 1940 Act and Rules 31a-l to 31a-3 thereunder (regardless of whose possession they are in).

     17. Termination of Representations and Warranties. The representations and warranties of the parties set forth in this Agreement shall terminate upon the consummation of the transactions contemplated herein; provided, however, that nothing contained in this Section 17 shall be construed (i) to terminate the obligations of each Hennessy Fund to discharge the Liabilities of the Corresponding Lindner Fund assumed pursuant to Section 2(b) hereof, or (ii) to terminate the obligations of Hennessy set forth in Section 9(o) hereof.

     18. Termination of Agreement. This Agreement may be terminated by a party at any time at or prior to the Applicable Effective Time of the Reorganization by a vote of a majority of such party's Board of Directors or Board of Trustees, as the case may be, as provided below:

     (a) By Hennessy if the conditions set forth in Section 12 are not satisfied as specified in said Section;

     (b) By Lindner if the conditions set forth in Section 13 are not satisfied as specified in said Section; or

     (c) By the mutual consent of Hennessy and Lindner.

     If a party terminates this Agreement because one or more of its conditions have not been fulfilled, or if this Agreement is terminated by mutual consent, this Agreement will become null and void insofar as it is so terminated without any liability of any party to the other parties except as otherwise provided herein.

     19. Amendment and Waiver. At any time prior to or (to the fullest extent permitted by applicable law) after approval of this Agreement by the shareholders of Lindner in accordance with Section 10 hereof, (i) the parties hereto may, by written agreement authorized by their respective Boards of Directors or Board of Trustees, as the case may be, and with or without the approval of their shareholders, amend, modify or terminate any of the provisions of this Agreement; and (ii) any party may waive any breach by any other party or any failure by any other party to satisfy any of the conditions to the obligations of the waiving party (such waiver to be in writing and authorized by an authorized officer of the waiving party) with or without the approval of such party's shareholders.

     20. Governing Law. This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of law principles of such state.

     21. Successors and Assigns. This Agreement shall be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by any party without the prior written consent of the other party.

     22. Beneficiaries. Nothing contained in this Agreement shall be deemed to create rights in persons not parties hereto (including, without limitation, any shareholder of Hennessy or Lindner), other than: (i) the trustees and officers of Lindner with respect to the covenants set forth in Section 9(o) hereof; and
(ii) the successors and permitted assigns of the parties.

     23. Notices. All notices required or permitted herein shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a nationally recognized overnight courier service, in each case, properly addressed to the party entitled to receive such notice at the address or telecopier number stated below or to such other address or telecopier number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:

          If to Hennessy:

          The Hennessy Funds, Inc.
          The Courtyard Square
          750 Grant Avenue, Suite 100
          Novato, CA  94945
          Attention:  Neil J. Hennessy, President, Treasurer and Director

          with copies to:

          Foley & Lardner
          777 East Wisconsin Avenue
          Milwaukee, Wisconsin  53202
          Attention:  Richard L. Teigen

          If to Lindner:

          Lindner Investments
          520 Lake Cook Road, Suite 831
          Deerfield, Illinois  60015
          Attention:  Doug T. Valassis, Chairman and Trustee

          with copies to:

          Dykema Gossett PLLC
          400 Renaissance Center
          Detroit, Michigan 48243
          Attention:  Paul R. Rentenbach

     24. Expenses. Except as may be otherwise provided in the N-14 Registration Statement, each of the Reorganizing Lindner Funds and the Hennessy Funds shall be responsible for payment of the expenses it incurred in connection with entering into and carrying out the provisions of this Agreement, whether or not the transactions contemplated hereby are consummated. Such expenses of the Reorganizing Lindner Funds hereunder shall include:

(i) fees and expenses of its counsel, independent counsel to the disinterested Lindner trustees and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with printing and mailing all materials and soliciting proxies in connection with the meeting of shareholders of the Reorganizing Lindner Funds; (iii) all fees and expenses related to the liquidation of the Reorganizing Lindner Funds; (iv) fees and expenses of the Reorganizing Lindner Funds' custodian and transfer agent incurred in connection with the Reorganization; and (v) any special pricing fees associated with the valuation of the Reorganizing Lindner Funds' portfolio at the Applicable Valuation Time.

     Such expenses of the Hennessy Funds hereunder shall include: (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with preparing this Agreement and preparing and filing the N-14 Registration Statement under the 1933 Act covering the Hennessy Fund Shares to be issued in the Reorganization; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, as are necessary under applicable state securities laws to qualify the Hennessy Funds' custodian and transfer agent incurred in connection with the Reorganization; and (iv) any special pricing fees associated with the valuation of the Hennessy Funds' portfolio at the Applicable Valuation Time.

     25. Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

     26. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     27. Failure of One Fund to Consummate the Transactions. Subject to the conditions set forth in this Agreement, provided that the Reorganization shall continue to qualify for tax-free treatment under the Code, the failure of one or more of the Reorganizing Lindner Funds to consummate the transactions contemplated hereby shall not affect Lindner's obligations with respect to the consummation or validity of the Reorganization with respect to any other Reorganizing Lindner Fund. The provisions of this Agreement shall be construed to effect this intent.

     28. No Brokers or Finders. Each of the parties, on behalf of both itself and each of its Funds, hereby represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     29. Validity. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

     30. Effect of Facsimile Signature. A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any document contemplated by this Agreement shall have the same effect as if executed in the original by such officer.

     31. Headings. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     32. Hennessy Liability. Both parties specifically acknowledge and agree that any liability of Hennessy under this Agreement with respect to a particular Hennessy Fund, or in connection with the transactions contemplated herein with respect to a particular Hennessy Fund, shall be discharged only out of the assets of the particular Hennessy Fund and that no other portfolio of Hennessy shall be liable with respect thereto.

     33. Lindner Liability. Both parties specifically acknowledge and agree that any liability of Lindner under this Agreement with respect to a Reorganizing Lindner Fund, or in connection with the transactions contemplated herein with respect to a particular Reorganizing Lindner Fund, shall be discharged only out of the assets of the particular Reorganizing Lindner Fund and that no other portfolio of Lindner shall be liable with respect thereto.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer.


Hennessy Funds, Inc., for itself and on                 Hennessy Mutual Funds, Inc., for itself and on behalf of
behalf of Hennessy Balanced Fund and                    behalf of Hennessy Cornerstone Growth Fund and
Hennessy Total Return Fund                              Hennessy Cornerstone Value Fund


/s/ Neil J. Hennessy                                    /s/ Neil J. Hennessy
------------------------------------                    ------------------------------------
Neil J. Hennessy,                                       Neil J. Hennessy,
President, Treasurer and Director of                    President, Treasurer and Director of
Hennessy Funds, Inc.                                    Hennessy Mutual Funds, Inc.



Lindner Investments, a Massachusetts business trust
(the "Trust"), on behalf of Lindner Communications
Fund, Lindner Growth & Income Fund, Lindner Large-Cap
Growth Fund; Lindner Market Neutral Fund and Lindner
Small-Cap Growth Fund



/s/ Doug T. Valassis
-----------------------------------------
Doug T. Valassis,
Chairman & Trustee of Lindner Investments

                    _________________________________________



                       STATEMENT OF ADDITIONAL INFORMATION
                                December 8, 2003


                            For the Reorganization of
                              Certain Lindner Funds
                                      into
                             Certain Hennessy Funds

                    _________________________________________



     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated December 8, 2003 relating to the Special Meetings of Shareholders of the Lindner Communications Fund, Lindner Small-Cap Growth Fund, Lindner Growth and Income Fund, Lindner Large-Cap Growth Fund and Lindner Market Neutral Fund (each a "Lindner Fund"), to be held on January 23, 2004 at 9:00 A.M., Central time, and at such date and time as established for any postponements or adjournments thereof, if any (the "Special Meetings"). The Special Meetings are being held to consider and vote upon (1) a proposal to approve an Agreement and Plan of Reorganization, dated as of October 14, 2003, which provides for (a) the separate transfer of all of the assets and liabilities of each of the Lindner Funds to separate investment portfolios of Hennessy Mutual Funds, Inc. ("HMFI") or Hennessy Funds, Inc. ("HFI") (in each case, a "Hennessy Fund") in exchange for shares of such Hennessy Fund and (b) the distribution, to each of the shareholders of the Lindner Funds, shares of the corresponding Hennessy Fund having an aggregate value equal to the aggregate value of the shares of the Lindner Fund held by such shareholder immediately prior to the reorganization (such transactions collectively constituting the "Reorganization"); and (2) such other business as may properly come before the Special Meetings. Copies of the Proxy Statement/Prospectus, which has been filed with the Securities and Exchange Commission, may be obtained, without charge, by writing to Lindner Investments at 520 Lake Cook Road, Suite 381, Deerfield, Illinois 60015, or by calling 1-800-995-7777.



     The following documents, each of which accompanies this Statement of Additional Information, are incorporated by reference herein:

     (1) The Statement of Additional Information of the Lindner Funds, dated October 17, 2003;

     (2) The Statement of Additional Information of the Hennessy Cornerstone Growth Fund and Hennessy Cornerstone Value Fund, each a series of HMFI, dated January 31, 2003; and

     (3) The Statement of Additional Information of the Hennessy Total Return Fund and Hennessy Balanced Fund, each a series of HFI, dated October 28, 2003.


     (4) The Annual Report to Shareholders of the Hennessy Cornerstone Growth Fund and Hennessy Cornerstone Value Fund, each a series of HMFI, dated September 30, 2003.


     This Statement of Additional Information consists of this cover page and the pro forma financial statements related to the proposed Reorganization.

                                Table of Contents


                                                                          Page
                                                                          ----

1.   Introductory Note to Unaudited Pro Forma Financial Statements         B-3

2. Financial Statements (unaudited), on a pro forma basis, for the following funds:

     Lindner Growth and Income Fund and Hennessy Cornerstone Value Fund,
     for the period ended September 30, 2003                               B-4

     Lindner Large-Cap Growth Fund and Hennessy Total Return Fund,
     for the period ended June 30, 2003                                    B-9

     Lindner Market Neutral Fund and Hennessy Balanced Fund,
     for the period ended June 30, 2003                                    B-13

3.   Notes to Pro Forma Financial Statements                               B-21

         INTRODUCTORY NOTE TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS


     The following unaudited pro forma information gives effect to the proposed transfer of the assets and liabilities of the Lindner Funds to the corresponding Hennessy Funds, accounted for as if Reorganization had occurred as of and for the year ended (i) September 30, 2003, with respect to the reorganization of the Lindner Growth and Income Fund into the Hennessy Cornerstone Value Fund and (ii) June 30, 2003, with respect to the reorganization of the Linder Large-Cap Growth Fund into the Hennessy Total Return Fund and the reorganization of the Lindner Market Neutral Fund into the Hennessy Balanced Fund. Each pro forma combining statement has been prepared based upon the fee and expense structure of the applicable surviving Hennessy Fund.

     Pro forma financial information is not provided with respect to the Hennessy Cornerstone Growth Fund because the aggregate assets of the Lindner Communications Fund and Lindner Small-Cap Growth Fund amount to less than 10% of the assets of the Hennessy Cornerstone Growth Fund.

Hennessy Cornerstone Value Fund / Lindner Growth & Income Fund
Proforma Combined Schedule of Investments
As of September 30, 2003 (Unaudited)

                       Proforma
Hennessy    Lindner    Combined                                      Hennessy                   Proforma
 Number      Number     Number                                        Market        Lindner     Combined
of Shares   of Shares  Of Shares                                      Value       Market Value Market Value
----------  ---------  ---------------------------------------------- ----------  -----------  ------------
                                  COMMON STOCKS - 89.24%

                                  Asset Management - 1.67%
              75,000      75,000  Franklin Resources, Inc.                          3,315,750     3,315,750
                                                                   -----------    -----------  ------------

                                  Auto & Truck - 0.61%
   43,800                 43,800  Delphi Automotive Systems            396,390                      396,390
   37,900                 37,900  Ford Motor Company+                  408,183                      408,183
    9,900                  9,900  General Motors Corporation           405,207                      405,207
                                                                   -----------    -----------  ------------
                                                                     1,209,780                    1,209,780
                                                                   -----------    -----------  ------------

                                  Building Products - Cement - 0.21%
   16,935                 16,935  Cemex S.A. de C.V. ^                 422,528                      422,528
                                                                   -----------    -----------  ------------

                                  Chemicals - 0.37%
   12,300                 12,300  The Dow Chemical Company             400,242                      400,242
    8,400                  8,400  E.I. duPont de Nemours and Company+  336,084                      336,084
                                                                   -----------    -----------  ------------
                                                                       736,326                      736,326
                                                                   -----------    -----------  ------------

                                  Commercial Banks - 0.77%
   19,200                 19,200  AmSouth Bancorporation               407,424                      407,424
    9,600                  9,600  BB&T Corporation                     344,736                      344,736
   10,800                 10,800  Regions Financial Corporation        369,900                      369,900
   12,800                 12,800  Union Planters Corporation           404,992                      404,992
                                                                   -----------    -----------  ------------
                                                                     1,527,052                    1,527,052
                                                                   -----------    -----------  ------------
                                  Communications Equipment - 3.12%
             317,300     317,300  Cisco Systems, Inc.*                              6,200,042     6,200,042
                                                                   -----------    -----------  ------------

                                  Computer Services - 2.43%
   22,000                 22,000  Electronic Data Systems Corporation  444,400                      444,400
             110,000     110,000  First Data Corporation                            4,395,600     4,395,600
                                                                   -----------    -----------  ------------
                                                                       444,400      4,395,600     4,840,000
                                                                   -----------    -----------  ------------

                                  Computer Software - 3.45%
             246,800    246,800  Microsoft Corporation                              6,858,572     6,858,572
                                                                   -----------    -----------  ------------

                                  Diverse Financial Services - 5.14%
             122,433     122,433  Citigroup, Inc.                                   5,571,926     5,571,926
             204,000     204,000  MBNA Corporation                                  4,651,200     4,651,200
                                                                   -----------    -----------  ------------
                                                                                   10,223,126    10,223,126
                                                                   -----------    -----------  ------------

                                  Diversified - 0.20%
   15,300                 15,300  Honeywell International, Inc.        403,155                      403,155
                                                                   -----------    -----------  ------------

                                  Drugs - 8.11%
             137,000     137,000  Abbott Laboratories                               5,829,350     5,829,350
   13,000                 13,000  Bristol-Myers Squibb Company         333,580                      333,580
    9,800                  9,800  GlaxoSmithKline plc+^                415,520                      415,520
              73,000      73,000  Johnson & Johnson                                 3,614,960     3,614,960
             195,000     195,000  Pfizer, Inc.                                      5,924,100     5,924,100
                                                                   -----------    -----------  ------------
                                                                       749,100     15,368,410    16,117,510
                                                                   -----------    -----------  ------------

                                  Electrical Equipment - 0.18%
    7,000                  7,000  Emerson Electric Co.                 368,550                      368,550
                                                                   -----------    -----------  ------------

                                  Electronic Manufacturing Services - 3.66%
             279,000     279,000  Jabil Circuit, Inc.*                              7,267,950     7,267,950
                                                                   -----------    -----------  ------------

                                  Food, Beverage & Tobacco - 0.91%
   16,300                 16,300  Albertson's, Inc.+                   335,291                      335,291
    8,900                  8,900  Altria Group, Inc.                   389,820                      389,820
   14,900                 14,900  Conagra Foods, Inc.                  316,476                      316,476
    4,610                  4,610  Del Monte Foods Co.*                  40,153                       40,153
   10,400                 10,400  H.J. Heinz Company                   356,512                      356,512
   10,900                 10,900  Kellogg Company                      363,515                      363,515
                                                                   -----------    -----------  ------------
                                                                     1,801,767                    1,801,767
                                                                   -----------    -----------  ------------

                   See Notes to Pro Forma Financial Statements

Hennessy Cornerstone Value Fund / Lindner Growth & Income Fund
Proforma Combined Schedule of Investments
As of September 30, 2003 (Unaudited)

                       Proforma
Hennessy    Lindner    Combined                                      Hennessy                   Proforma
 Number      Number     Number                                        Market        Lindner     Combined
of Shares   of Shares  Of Shares                                      Value       Market Value Market Value
----------  ---------  ---------------------------------------------- ----------  -----------  ------------
                                  Forest Products & Paper - 0.43%
   15,900                 15,900  MeadWestvaco Corporation             405,450                      405,450
    7,700                  7,700  Weyerhaeuser Company+                450,065                      450,065
                                                                   -----------    -----------  ------------
                                                                       855,515                      855,515
                                                                   -----------    -----------  ------------
                                  Heath Care - Equipment - 4.31%
              89,000      89,000  Boston Scientific Corporation                     5,678,200     5,678,200
              61,500      61,500  Medtronic, Inc.                                   2,885,580     2,885,580
                                                                   -----------    -----------  ------------
                                                                                    8,563,780     8,563,780
                                                                   -----------    -----------  ------------

                                  Heath Care - Managed Care - 4.13%
             134,500     134,500  Aetna, Inc.                                       8,208,535     8,208,535
                                                                   -----------    -----------  ------------

                                  Household Products - 2.77%
             150,000     150,000  Energizer Holdings, Inc.*                         5,515,500     5,515,500
                                                                   -----------    -----------  ------------

                                  Insurance - 12.13%
   19,300                 19,300  AON Corporation                      402,405                      402,405
   27,476                 27,476  Aegon NV ADR^                        321,469                      321,469
              55,000      55,000  Chubb Corporation                                 3,568,400     3,568,400
             130,000     130,000  MBIA, Inc.                                        7,146,100     7,146,100
             174,000     174,000  Prudential Financial, Inc.                        6,500,640     6,500,640
             155,000     155,000  SAFECO Corporation                                5,465,300     5,465,300
   21,600                 21,600  UnumProvident Corporation+           319,032                      319,032
   10,000                 10,000  Washington Mutual, Inc.+             393,700                      393,700
                                                                   -----------    -----------  ------------
                                                                     1,436,606     22,680,440    24,117,046
                                                                   -----------    -----------  ------------

                                  Investment Banker/Broker - 3.78%
   15,400    144,600     160,000  J.P. Morgan Chase & Co.              528,682      4,964,118     5,492,800
              29,400      29,400  Lehman Brothers Holdings, Inc.                    2,030,952     2,030,952
                                                                   -----------    -----------  ------------
                                                                       528,682      6,995,070     7,523,752
                                                                   -----------    -----------  ------------

                                  Machinery, Diversified - 10.63%
    8,000                  8,000  Caterpillar, Inc.                    550,720                      550,720
             181,000     181,000  Dover Corporation                                 6,401,970     6,401,970
              74,000      74,000  Eaton Corporation                                 6,557,880     6,557,880
             134,000     134,000  Ingersoll - Rand Company - Class A^               7,160,960     7,160,960
   17,600                 17,600  Rockwell International, Inc.         462,000                      462,000
                                                                   -----------    -----------  ------------
                                                                     1,012,720     20,120,810    21,133,530
                                                                   -----------    -----------  ------------

                                  Metal Mining - 0.02%
           1,583,609   1,583,609  Uranium Resources, Inc.*                             31,672        31,672
                                                                   -----------    -----------  ------------

                                  Money Center Banks - 0.22%
    6,585                  6,585  HSBC Holdings plc+^                  434,610                      434,610
                                                                   -----------    -----------  ------------

                                  Office Automation & Equipment - 0.21%
   10,700                 10,700  Pitney Bowes, Inc.                   410,024                      410,024
                                                                   -----------    -----------  ------------

                                  Oil & Gas - 3.96%
             170,000     170,000  Baker Hughes Incorporated                         5,030,300     5,030,300
    9,200                  9,200  BP plc^                              387,320                      387,320
    5,300                  5,300  ChevronTexaco Corporation+           378,685                      378,685
    7,200                  7,200  ConocoPhillips                       394,200                      394,200
   17,000                 17,000  Marathon Oil Corporation             484,500                      484,500
   12,900                 12,900  Occidental Petroleum Corporation     454,467                      454,467
    8,500                  8,500  Royal Dutch Petroleum Company^       375,700                      375,700
    9,600                  9,600  Shell Transport & Trading Company
                                    plc^                               362,496                      362,496
                                                                   -----------    -----------  ------------
                                                                     2,837,368      5,030,300     7,867,668
                                                                   -----------    -----------  ------------

                                  Photographic Equipment and Supplies
                                    - 0.10%
    9,800                  9,800  Eastman Kodak Company+               205,212                      205,212
                                                                   -----------    -----------  ------------

                                  Retail - 6.45%
              80,000      80,000  Bed Bath & Beyond, Inc.                           3,054,400     3,054,400
   13,900                 13,900  Sears, Roebuck and Co.+              607,847                      607,847
              69,000      69,000  The Home Depot, Inc.                              2,197,650     2,197,650
   15,400                 15,400  The May Department Stores Company+   379,302                      379,302
             161,000     161,000  The TJX Companies, Inc.                           3,126,620     3,126,620
              62,000      62,000  Wal-Mart Stores, Inc.                             3,462,700     3,462,700
                                                                   -----------    -----------  ------------
                                                                       987,149     11,841,370    12,828,519
                                                                   -----------    -----------  ------------

                                  Super-Regional Banks-US - 2.42%
    5,300     35,000      40,300  Bank of America Corporation          413,612      2,731,400     3,145,012
   14,500                 14,500  FleetBoston Financial Corporation    437,175                      437,175
   13,300                 13,300  National City Corporation+           391,818                      391,818
    8,800                  8,800  PNC Financial Services Group         418,704                      418,704
   17,100                 17,100  US Bancorp                           410,229                      410,229
                                                                   -----------    -----------  ------------
                                                                     2,071,538      2,731,400     4,802,938
                                                                   -----------    -----------  ------------

                   See Notes to Pro Forma Financial Statements

Hennessy Cornerstone Value Fund / Lindner Growth & Income Fund
Proforma Combined Schedule of Investments
As of September 30, 2003 (Unaudited)

                       Proforma
Hennessy    Lindner    Combined                                      Hennessy                   Proforma
 Number      Number     Number                                        Market        Lindner     Combined
of Shares   of Shares  Of Shares                                      Value       Market Value Market Value
----------  ---------  ---------------------------------------------- ----------  -----------  ------------

                                  Semiconductors - 6.13%
             152,600     152,600  Intel Corporation                                 4,198,026     4,198,026
             100,000     100,000  Novellus Systems, Inc.                            3,375,000     3,375,000
             202,700     202,700  Texas Instruments Incorporated                    4,621,560     4,621,560
                                                                   -----------    -----------  ------------
                                                                                   12,194,586    12,194,586
                                                                   -----------    -----------  ------------

                                  Telecom Equipment - 0.22%
   19,700                 19,700  BCE, Inc.^                           430,445                      430,445
                                                                   -----------    -----------  ------------

                                  Telephone -0.50%
   13,900                 13,900  SBC Communications, Inc.             309,275                      309,275
   24,800                 24,800  Sprint Corporation                   374,480                      374,480
   25,800                 25,800  Telefonica de Argentina S.A.
                                    - ADR*+^                               258                          258
    9,400                  9,400  Verizon Communications, Inc.+        304,936                      304,936
                                                                   -----------    -----------  ------------
                                                                       988,949                      988,949
                                                                   -----------    -----------  ------------

                                  Total Common Stocks
                                    (Cost $180,322,022)             19,861,476    157,542,913   177,404,389
                                                                   -----------    -----------  ------------

                                  CORPORATE BONDS - 6.27%
                                  Aerospace/Defense - 0.62%
           1,000,000   1,000,000  Raytheon Company, 8.300%, 3/1/10                  1,225,383     1,225,383
                                                                   -----------    -----------  ------------

                                  Diverse Financial Services - 1.70%
           1,000,000   1,000,000  Citicorp, 6.375%, 11/15/08                        1,129,606     1,129,606
           1,000,000   1,000,000  Lehman Brothers, Inc., 7.625%, 6/1/06             1,138,343     1,138,343
           1,000,000   1,000,000  Merrill Lynch, 6.000%, 2/17/09                    1,107,490     1,107,490
                                                                   -----------    -----------  ------------
                                                                                    3,375,439     3,375,439
                                                                   -----------    -----------  ------------

                                  Diversified Banks - 1.13%
           1,000,000   1,000,000  BankAmerica Corp/Old, 6.625%,
                                    10/15/07                                        1,127,971     1,127,971
           1,000,000   1,000,000  Wells Fargo Financial, Inc.,
                                    5.875%, 8/15/08                                 1,127,479     1,127,479
                                                                   -----------    -----------  ------------
                                                                                    2,255,450     2,255,450
                                                                   -----------    -----------  ------------

                                  Drugs - 1.09%
           1,000,000   1,000,000  Abbott Laboratories, 5.625%, 7/1/06               1,094,033     1,094,033
           1,000,000   1,000,000  Bristol Myers, 4.750%, 10/1/06                    1,067,312     1,067,312
                                                                   -----------    -----------  ------------
                                                                                   2,161,345     2,161,345
                                                                   -----------    -----------  ------------

                                  Household Products - 0.59%
           1,000,000   1,000,000  Procter & Gamble Co., 6.875%, 9/15/09             1,181,568     1,181,568
                                                                   -----------    -----------  ------------

                                  Oil & Gas - 0.55%
           1,000,000   1,000,000  Ashland, Inc., 6.625%, 2/15/08                    1,083,532     1,083,532
                                                                   -----------    -----------  ------------

                                  Retail - 0.59%
           1,000,000   1,000,000  Wal-Mart Stores, Inc. 6.875%, 8/10/09             1,176,959     1,176,959
                                                                   -----------    -----------  ------------

                                  Total Corporate Bonds
                                    (Cost $11,226,499)                             12,459,676    12,459,676
                                                                   -----------    -----------  ------------

                                  VARIABLE RATE DEMAND NOTES - 0.20%
  208,036                208,036  American Family Financial
                                    Services, Inc., 0.7407%            208,036                      208,036
  198,649                198,649  Wisconsin Corporate Central
                                    Credit Union, 0.7900%              189,649                      189,649
                                                                   -----------    -----------  ------------
                                  Total Variable Rate Demand Notes
                                    (Cost $397,685)                    397,685                      397,685
                                                                   -----------    -----------  ------------

                                  U.S. GOVERNMENT AGENCY SECURITIES - 3.72%
                 500         500  FHLMC, 4.500%, 8/15/04                              514,244       514,244
           2,000,000   2,000,000  FHLBS, 3.625%, 10/15/04                           2,049,258     2,049,258
           1,500,000   1,500,000  FHLBS, 4.875%, 8/15/05                            1,593,663     1,593,663
           2,000,000   2,000,000  United States Treasury Note,
                                   4.625%, 5/15/06                                  2,147,110     2,147,110
           1,000,000   1,000,000  FHLBS, 5.250%, 8/15/06                            1,083,767     1,083,767
                                                                   -----------    -----------  ------------
                                  Total U.S. Government Agency Securities
                                    (Cost $7,042,010)                               7,388,043     7,388,043
                                                                   -----------    -----------  ------------

                                  SHORT-TERM INVESTMENTS - 0.52%
           1,032,856   1,032,856  Lindner Government Money Market Fund(a)           1,032,856     1,032,856
                                                                   -----------    -----------  ------------
                                  Total Short-term Investments
                                    (Cost $1,032,856)                               1,032,856     1,032,856
                                                                   -----------    -----------  ------------

                                  Total Investments - 99.95%
                                    (Cost $200,021,072)             20,259,161    178,423,487   198,682,648
                                                                   -----------    -----------  ------------
                                  Other Assets less Liabilities
                                    -0.05%                              54,490         79,783       134,273
                                                                   -----------    -----------  ------------
                                  NET ASSETS - 100%                 20,313,651    178,503,270   198,816,921
                                                                   ===========    ===========  ============

                                  * Non-income producing security
                                  + Securities in whole or in part on loan.
                                  # Securities lending collateral
                                  ^ U.S. Security of a Foreign Issuer
                                 (a) Denotes Security is affiliated


                   See Notes to Pro Forma Financial Statements

STATEMENTS OF ASSETS & LIABILITIES
September 30, 2003
(unaudited)                                      Hennessy Cornerstone Value Fund

                                                    Hennessy Cornerstone    Lindner Growth                         Pro Forma
                                                         Value Fund         and Income Fund     Adjustments        Combined
-----------------------------------------------------------------------------------------------------------------------------
Assets:
    Investments, at value (cost $20,295,625,
      $179,725,446 and $200,021,071 respectively)       $20,259,161          $178,423,487                 -     $198,682,648
    Receivable for Investments sold                               -                     -                                  -
    Dividends & Interest receivable                          53,387               317,036                 -          370,423
    Receivable for Fund shares sold                          30,531                   565                 -           31,096
    Other assets                                             19,486                35,697                 -           55,183
-----------------------------------------------------------------------------------------------------------------------------
      Total assets                                       20,362,565           178,776,785                 -      199,139,350
=============================================================================================================================
Liabilities:
    Payable for Investments purchased                             -                      -                                 -
    Payable for Fund shares redeemed                              -                     -                 -                -
    Payable to advisor                                       12,707                99,008                 -          111,715
    Accrued expenses and other liabilities                   36,207               174,507                 -          210,714
-----------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                      48,914               273,515                 -          322,429
=============================================================================================================================
Net Assets                                               20,313,651          $178,503,270                 -     $198,816,921
=============================================================================================================================
Net Assets Consist of:
    Paid in capital                                      24,478,538          $346,724,507                 -     $371,203,045
    Accumulated undistributed net investment income         372,286                     -                 -          372,286
    Accumulated undistributed net realized gain (loss)   (4,500,709)         (166,919,278)                -     (171,419,987)
    Net unrealized appreciation (depreciation) on
      investments                                           (36,464)           (1,301,959)                -       (1,338,423)
-----------------------------------------------------------------------------------------------------------------------------
        Total net assets                                $20,313,651          $178,503,270                 -     $198,816,921
=============================================================================================================================

Shares Outstanding:                                       1,932,111             9,700,200         7,277,959      $18,910,270
=============================================================================================================================

Net Asset Value Per Share:                              $     10.51          $      18.40        $        -     $      10.51
=============================================================================================================================


                   See Notes to Pro Forma Financial Statements

STATEMENTS OF OPERATIONS


For the twelve months ended September 30, 2003       Hennessy Cornerstone Value Fund
(unaudited)

                                                    Hennessy Cornerstone    Lindner Growth                         Pro Forma
                                                         Value Fund         and Income Fund     Adjustments        Combined
-----------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividend income                                    $   661,072          $  2,397,486        $        -     $  3,058,558
     Interest income                                         10,525             1,137,480                 -        1,148,005
-----------------------------------------------------------------------------------------------------------------------------
        Total income                                        671,597             3,534,966                 -        4,206,563

Expenses:
     Investment advisory fees                               137,687             1,231,353            70,363        1,439,403
     Administration fees                                     50,237               175,908           299,042          525,187
     Distribution fees                                            -                96,268           (96,268)               -
     Service fees                                            18,606                     -           175,908          194,514
     Federal and state registration fees                     26,693                19,418                 -           46,111
     Professional fees                                       25,105               185,070          (150,175)          60,000
     Reports to shareholders                                  4,606                50,063                 -           54,669
     Directors' fees and expenses                                 -                53,703           (43,703)          10,000
     Insurance expense                                        2,552                64,555                 -           67,107
     Fund accounting fees                                     2,682                50,788           (50,788)           2,682
     Transfer agent fees & expenses                          11,876               344,776          (331,652)          25,000
     Custody fees                                                 -                22,364           (22,364)               -
     Dividend expense on short positions                          -                     -                 -                -
     Other                                                       98                  (295)              197                -
-----------------------------------------------------------------------------------------------------------------------------
     Total expenses                                         280,142             2,293,971          (149,440)       2,424,673
     Expense reimbursements                                       -               (95,127)           95,127                -
-----------------------------------------------------------------------------------------------------------------------------
        Net expenses                                        280,142             2,198,844           (54,313)       2,424,673
-----------------------------------------------------------------------------------------------------------------------------

              Net investment income                         391,455             1,336,122            54,313        1,781,890
-----------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss):
Net realized loss on investments                         (1,620,212)          (18,848,456)                -      (20,468,668)

Net change in unrealized appreciation
     on investments                                       4,612,282            53,025,110                 -       57,637,392
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                          2,992,070            34,176,654                 -       37,168,724
-----------------------------------------------------------------------------------------------------------------------------
Change in net assets resulting from operations          $ 3,383,525          $ 35,512,776        $   54,313     $ 38,950,614
=============================================================================================================================


                   See Notes to Pro Forma Financial Statements

Hennessy Total Return Fund/Lindner Large Cap Fund
PROFORMA COMBINED SCHEDULE OF INVESTMENTS
June 30, 2003 (Unaudited)

                       Proforma
Hennessy    Lindner    Combined                                      Hennessy                   Proforma
 Number      Number     Number                                        Market        Lindner     Combined
of Shares   of Shares  Of Shares                                      Value       Market Value Market Value
----------  ---------  ---------------------------------------------- ----------  -----------  ------------
                                  COMMON STOCKS (94.98%)

                                  Aerospace/Aircraft  (0.48%)
   17,625                 17,625    Honeywell International Inc.   $   473,231              -   $   473,231
                                                                   -----------    -----------  ------------
                                  Aerospace/Defense (2.57%)
              58,000      58,000    L-3 Communications Holdings, Inc.*       -    $ 2,522,420     2,522,420
                                                                   -----------    -----------  -----------
                                  Airfreight & Logistics (1.21%)
              19,200      19,200    FedEx Corp.                              -      1,190,976     1,190,976
                                                                   -----------    -----------  ------------
                                  Airlines (2.79%)
             159,200     159,200    Southwest Airlines Co.                   -      2,738,240     2,738,240
                                                                   -----------    -----------  ------------
                                  Application Software (2.77%)
              53,100      53,100    Intuit Inc.*                                    2,364,543     2,364,543
              74,300      74,300    SpeechWorks International Inc.*                   349,210       349,210
                                                                   -----------    -----------  ------------
                                                                             -      2,713,753     2,713,753
                                                                   -----------    -----------  ------------
                                  Automobiles and Trucks (0.45%)
   12,150                 12,150    General Motors Corporation         437,400                      437,400
                                                                   -----------    -----------  ------------
                                  Banks & Bank Holding Companies (6.46%)
              37,000      37,000    Bank of America Corporation                     2,924,110     2,924,110
   18,200     81,800     100,000    J.P. Morgan Chase & Co.            622,076      2,795,924     3,418,000
                                                                   -----------    -----------  ------------
                                                                       622,076      5,720,034     6,342,110
                                                                   -----------    -----------  ------------
                                  Biotechnology (7.82%)
              46,600      46,600    Amgen Inc.*                                     3,096,104     3,096,104
              42,600      42,600    Genentech, Inc.*                                3,072,312     3,072,312
              27,000      27,000    Gilead Sciences, Inc.*                          1,500,660     1,500,660
                                                                   -----------    -----------  ------------
                                                                             -      7,669,076     7,669,076
                                                                   -----------    -----------  ------------
                                  Broadcasting & Cable (2.56%)
              83,200      83,200    Comcast Corporation - Special
                                    Class A*                                 -      2,510,976     2,510,976
                                                                   -----------    -----------  ------------
                                  Capital Goods (0.44%)
    7,700                  7,700    Caterpillar Inc.                   428,582                      428,582
                                                                   -----------    -----------  ------------
                                  Chemicals (1.47%)
   10,925                 10,925    E.I. Du Pont de Nemours and
                                    Company                            454,917                      454,917
              31,800      31,800    The Dow Chemical Company                          984,528       984,528
                                                                   -----------    -----------  ------------
                                                                       454,917        984,528     1,439,445
                                                                   -----------    -----------  ------------
                                  Computer Hardware (3.46%)
             106,100     106,100    Dell Computer Corporation*               -      3,390,956     3,390,956
                                                                   -----------    -----------  ------------
                                  Consumer Durables (0.38%)
   13,725                 13,725    Eastman Kodak Company              375,379                      375,379
                                                                   -----------    -----------  ------------
                                  Consumer Products (2.22%)
      800                    800    Merck & Co. Inc.                    48,440                       48,440
              62,300      62,300    Pfizer Inc.                                     2,127,545     2,127,545
                                                                   -----------    -----------  ------------
                                                                        48,440      2,127,545     2,175,985
                                                                   -----------    -----------  ------------
                                  Electronics, Other Electrical
                                    Equipment, Except Computers
                                    (2.65%)
   13,450                 13,450    General Electric Company           385,746                      385,746
              28,000      28,000    Harman International Industries,
                                    Incorporated                     2,215,920      2,215,920
                                                                   -----------    -----------  ------------
                                                                       385,746      2,215,920     2,601,666
                                                                   -----------    -----------  ------------
                                  Energy (0.09%)
    2,575                  2,575    Exxon Mobil Corporation             92,468                       92,468
                                                                   -----------    -----------  ------------
                                  Food, Beverages, & Tobacco (0.53%)
   11,350                 11,350    Altria Group, Inc.                 515,744                      515,744
                                                                   -----------    -----------  ------------
                                  Health Care (Distributors) (2.30%)
              32,500      32,500    AmerisourceBergen Corporation            -      2,253,875     2,253,875
                                                                   -----------    -----------  ------------
                                  Health Care (Medical Devices) (5.02%)
              75,800      75,800    Baxter International Inc.                       1,970,800     1,970,800
              29,900      29,900    Boston Scientific Corporation*                  1,826,890     1,826,890
              23,400      23,400    Medtronic, Inc.                                 1,122,498     1,122,498
                                                                   -----------    -----------  ------------
                                                                             -      4,920,188     4,920,188
                                                                   -----------    -----------  ------------
                                  Hypermarkets & Supercenters (1.91%)
              34,900      34,900    Wal-Mart Stores, Inc.                    -      1,873,083     1,873,083
                                                                   -----------    -----------  ------------
                                  Industrial Congomerates (2.93%)
              22,300      22,300    Minnesota Mining and Manufacturing
                                    Company (3M)                             -      2,876,254     2,876,254
                                                                   -----------    -----------  ------------
                                  Insurance Brokers (2.12%)
              76,400      76,400    Arthur J. Gallagher & Co.                -      2,078,080     2,078,080
                                                                   -----------    -----------  ------------
                                  Investment Banking & Brokerage (1.85%)
              21,700      21,700    The Goldman Sachs Group, Inc.            -      1,817,375     1,817,375
                                                                   -----------    -----------  ------------
                                  Leisure Products (1.23%)
              63,900      63,900    Mattel, Inc.                             -      1,208,988     1,208,988
                                                                   -----------    -----------  ------------
                                  Machinery (Industrial) (2.05%)
              47,900      47,900    Parker-Hannifin Corporation              -      2,011,321     2,011,321
                                                                   -----------    -----------  ------------
                                  Oil & Gas (Drilling Equipment) (5.42%)
             111,510     111,510    GlobalSantaFe Corporation                       2,602,644     2,602,644
              44,900      44,900    Nabors Industries Ltd.*F                        1,775,795     1,775,795
              41,800      41,800    Rowan Companies, Inc.*                            936,320       936,320
                                                                   -----------    -----------  ------------
                                                                             -      5,314,759     5,314,759
                                                                   -----------    -----------  ------------
                                  Oil & Gas (Equipment/Services) (4.57%)
              47,300      47,300    BJ Services Company*                            1,767,128     1,767,128
              57,200      57,200    Schlumberger Limited                            2,721,004     2,721,004
                                                                   -----------    -----------  ------------
                                                                             -      4,488,132     4,488,132
                                                                   -----------    -----------  ------------

Hennessy Total Return Fund/Lindner Large Cap Fund
PROFORMA COMBINED SCHEDULE OF INVESTMENTS
June 30, 2003 (Unaudited)

                       Proforma
Hennessy    Lindner    Combined                                      Hennessy                   Proforma
 Number      Number     Number                                        Market        Lindner     Combined
of Shares   of Shares  Of Shares                                      Value       Market Value Market Value
----------  ---------  ---------------------------------------------- ----------  -----------  ------------
                                  COMMON STOCKS (94.98%)

                                  Oil & Gas (Exploration & Production)
                                    (1.81%)
              27,300      27,300    Apache Corporation                       -      1,776,138     1,776,138
                                                                   -----------    -----------  ------------

                                  Paper & Forest Products (0.19%)
    5,325                  5,325    International Paper Company        190,262                      190,262
                                                                   -----------    -----------  ------------

                                  Personal Products (2.56%)
              40,300      40,300    Avon Products, Inc.                      -      2,506,660     2,506,660
                                                                   -----------    -----------  ------------

                                  Primary Metals (2.21%)
    4,400     80,700      85,100    Alcoa Inc.                         112,200      2,057,850     2,170,050
                                                                   -----------    -----------  ------------

                                  Reinsurance (1.47%)
              31,700      31,700    RenaissanceRe Holdings Ltd.F             -      1,442,984     1,442,984
                                                                   -----------    -----------  ------------

                                  Restaurants (1.28%)
              51,100      51,100    Starbucks Corporation*                   -      1,252,972     1,252,972
                                                                   -----------    -----------  ------------

                                  Retail (Apparel) (3.29%)
              48,600      48,600    Chico's FAS, Inc.*                              1,023,030     1,023,030
             117,400     117,400    The Gap, Inc.                                   2,202,424     2,202,424
                                                                   -----------    -----------  ------------
                                                                             -      3,225,454     3,225,454
                                                                   -----------    -----------  ------------

                                  Retail (Internet) (2.44%)
              23,000      23,000    EBay Inc.*                               -      2,396,140     2,396,140
                                                                   -----------    -----------  ------------

                                  Semiconductors (4.53%)
              50,000      50,000    Intel Corporation                               1,039,200     1,039,200
              35,526      35,526    Microchip Technology Incorporated                 875,005       875,005
             144,000     144,000    Texas Instruments Incorporated                  2,534,400     2,534,400
                                                                   -----------    -----------  ------------
                                                                             -      4,448,605     4,448,605
                                                                   -----------    -----------  ------------

                                  Systems Software (4.08%)
             103,400     103,400    Microsoft Corporation                           2,648,074     2,648,074
              47,300      47,300    VERITAS Software Corporation*                   1,356,091     1,356,091
                                                                   -----------    -----------  ------------
                                                                             -      4,004,165     4,004,165
                                                                   -----------    -----------  ------------

                                  Telecommunications (0.74%)
   14,300                 14,300    AT&T Corp.                         275,275                      275,275
   17,700                 17,700    SBC Communications Inc.            452,235                      452,235
                                                                   -----------    -----------  ------------
                                                                       727,510                      727,510
                                                                   -----------    -----------  ------------
                                  Trade Companies & Distributors (2.63%)
              76,000      76,000    Fastenal Company                         -      2,579,440     2,579,440
                                                                   -----------    -----------  ------------

                                  Total Common Stocks
                                    (Cost $87,340,294)               4,863,955     88,316,887    93,180,842
                                                                   -----------    -----------  ------------
                       Proforma
Hennessy    Lindner    Combined
Principal   Principal  Principal
 Amount      Amount     Amount
----------  ---------  ---------
                                  SHORT-TERM INVESTMENTS (5.47%)

                                  Money Market Instruments (2.53%)
            2,483,041  2,483,041    Lindner Government Money Market Fund
                                    (a)                                      -    $ 2,483,041  $  2,483,041
                                                                   -----------    -----------  ------------
                                    (Cost $2,483,041)

                                  U.S. Government (2.94%)
2,880,000              2,880,000    U.S. Treasury Bills, 1.1700%,
                                    08/28.2003                     $ 2,875,824              -     2,875,824
                                                                   -----------    -----------  ------------
                                    (Cost $2,875,824)

                                  Total Short-Term Investments
                                    (Cost $5,358,865)                 2,875,824     2,483,041     5,358,865
                                                                   -----------    -----------  ------------


                                  Total Investments (100.45%)
                                    (Cost $92,699,159)               7,739,779     90,799,928    98,539,707
                                  Liabilities in Excess of Cash and
                                    Other Assets (0.45%)            (1,718,008)     1,280,354      (437,654)
                                                                   -----------    -----------  ------------
                                  Net Assets (100.00%)             $ 6,021,771    $92,080,282  $ 98,102,053
                                                                   ===========    ===========  ============


                                  *   Non-income producing.
                                  (a) Denotes security is affiliated.  (See Note 4)
                                  F   Foreign security.
                                  ^   Collateral or partial collateral for securities sold subject to repurchase.


                   See Notes to Pro Forma Financial Statements

STATEMENTS OF ASSETS & LIABILITIES
June 30, 2003
(unaudited)                                           Hennessy Total Return Fund

                                                      Hennessy Total    Lindner Large-Cap                        Pro Forma
                                                       Return Fund         Growth Fund          Adjustments      Combined
----------------------------------------------------------------------------------------------------------------------------
Assets:
    Investments, at value (cost $7,782,952,
      $84,916,207 and $92,699,159 respectively)         $ 7,739,779           $90,799,928                 -     $ 98,539,707
    Receivable for Investments sold                               -             1,486,006                          1,486,006
    Dividends & Interest receivable                          25,679                44,560                 -           70,239
    Receivable for Fund shares sold                             443                   208                 -              651
    Other assets                                             12,302                31,209                 -           43,511
----------------------------------------------------------------------------------------------------------------------------
      Total assets                                        7,778,203            92,361,911                 -      100,140,114
============================================================================================================================
Liabilities:
    Reverse repurchase agreement                          1,687,300                     -                 -        1,687,300
    Payable for Investments purchased                             -                     -                                  -
    Payable for Fund shares redeemed                          1,174                97,937                 -           99,111
    Distributions to shareholders payable                     1,461                     -                 -            1,461
    Payable to advisor                                          512                58,359                 -           58,871
    Cash overdraft                                           47,944                     -                 -           47,944
    Accrued expenses and other liabilities                   18,041               125,333                 -          143,374
----------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                   1,756,432               281,629                 -        2,038,061
============================================================================================================================
Net Assets                                               $6,021,771          $ 92,080,282                 -     $ 98,102,053
============================================================================================================================
Net Assets Consist of:
    Paid in capital                                      $6,311,391          $206,650,646                 -     $212,962,037
    Accumulated undistributed net investment income               -                     -                 -                -
    Accumulated undistributed net realized gain (loss)     (246,447)         (120,454,085)                -     (120,700,532)
    Net unrealized appreciation (depreciation) on
      investments                                           (43,173)            5,883,721                 -        5,840,548
----------------------------------------------------------------------------------------------------------------------------
        Total net assets                                $ 6,021,771          $ 92,080,282                 -     $ 98,102,053
============================================================================================================================

Shares Outstanding:                                         623,750            13,178,433        (3,640,527)    $ 10,161,656
============================================================================================================================

Net Asset Value Per Share:                              $      9.65          $       6.99        $        -     $       9.65
============================================================================================================================




                   See Notes to Pro Forma Financial Statements

STATEMENTS OF OPERATIONS

For the twelve months ended June 30, 2003             Hennessy Total Return Fund
(unaudited)

                                                      Hennessy Total    Lindner Large-Cap                        Pro Forma
                                                       Return Fund         Growth Fund          Adjustments      Combined
----------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividend income                                    $   143,550          $    718,469        $        -     $    862,019
     Interest income                                         27,042                20,230                 -           47,272
----------------------------------------------------------------------------------------------------------------------------
        Total income                                        170,592               738,699                 -          909,291

Expenses:
     Investment advisory fees                                27,310               740,224          (185,533)         582,001
     Administration fees                                     11,532                92,528           157,083          261,143
     Distribution fees                                       11,379                37,649           193,472          242,500
     Federal and state registration fees                     15,870                14,813                 -           30,683
     Professional fees                                       26,736                92,730           (79,466)          40,000
     Reports to shareholders                                    960                39,475                 -           40,435
     Directors' fees and expenses                             2,651                26,893           (23,544)           6,000
     Insurance expense                                           65                35,767           (30,832)           5,000
     Fund accounting fees                                         -                41,791           (41,791)               -
     Transfer agent fees & expenses                               -               266,029          (261,029)           5,000
     Custody fees                                                 -                12,767           (12,767)               -
     Other                                                       32                   728                                760
----------------------------------------------------------------------------------------------------------------------------
     Total expenses                                          96,535             1,401,394          (284,407)       1,213,522
     Interest expense                                        17,333                     -           353,269          370,602
     Expense reimbursements                                  (7,777)             (152,267)          160,044                -
----------------------------------------------------------------------------------------------------------------------------
        Net expenses                                        106,091             1,249,127           228,906        1,584,124
----------------------------------------------------------------------------------------------------------------------------

              Net investment income (loss)                   64,501              (510,428)         (228,906)        (674,833)
----------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss):
Net realized loss on investments                            (73,764)          (27,520,431)                -      (27,594,195)

Net change in unrealized appreciation
     on investments                                         158,408            23,019,264                 -       23,177,672
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                      84,644            (4,501,167)                -       (4,416,523)
----------------------------------------------------------------------------------------------------------------------------
Change in net assets resulting from operations          $   149,145          $ (5,011,595)       $ (228,906)    $ (5,091,356)
============================================================================================================================


                   See Notes to Pro Forma Financial Statements

               Hennessy Balanced Fund / Lindner Market Neutral Fund
                    Proforma Combined Schedule of Investments
               Schedule of Investments - June 30, 2003 (Unaudited)

                     Proforma
Lindner   Hennessy   Combined                                                                    Proforma
 Number    Number     Number                                         Lindner       Hennessy      Combined
of Shares of Shares of Shares  Name of Issuer and Title of Issue   Market Value   Market Value  Market Value
-----------------------------------------------------------------------------------------------------------


                                  Common Stocks - 64.7%

                                  Aerospace Aircraft - 2.5%
              22,225      22,225    Honeywell International Inc.                  $   596,741  $    596,741
                                                                                  -----------  ------------
                                  Automobiles & Trucks - 2.9%
              19,275      19,275    General Motors Corporation                        693,900       693,900
                                                                                  -----------  ------------
                                  Banks & Bank Holding Companies - 4.3%
              29,950      29,950    J.P. Morgan Chase & Co                          1,023,691     1,023,691
                                                                                  -----------  ------------
                                  Capital Goods - 2.6%
              11,025      11,025    Caterpillar Inc.                                  613,652       613,652
                                                                                  -----------  ------------
                                  Chemicals - 3.5%
    1,750                  1,750    BASF AG - ADR                  $    74,585                       74,585
                                                                   -----------                 ------------
              18,150      18,150    E.I. Du Pont de Nemours and Company               755,766       755,766
                                                                                  -----------  ------------
                                                                                                    830,351
                                                                                               ------------
                                  Commercial Services - 0.9%
    1,150                  1,150    First Data Corporation              47,656                       47,656
    1,600                  1,600    Tribune Company                     77,280                       77,280
    1,900                  1,900    Viacom Inc.*                        82,954                       82,954
                                                                   -----------                 ------------
                                                                       207,890                      207,890
                                                                   -----------                 ------------
                                  Communication Services - 0.9%
    3,100                  3,100    COX Communications, Inc.*           98,890                       98,890
    1,000                  1,000    Verizon Communications Inc.         39,450                       39,450
    4,050                  4,050    Vodafone Group Plc - ADR            79,583                       79,583
                                                                   -----------                 ------------
                                                                       217,923                      217,923
                                                                   -----------                 ------------
                                  Communications - 0.7%
      800                    800    ADTRAN, Inc.*                       41,032                       41,032
    3,300                  3,300    Juniper Networks, Inc.*             40,821                       40,821
    1,600                  1,600    NetScreen Technologies, Inc.*       36,080                       36,080
    1,500                  1,500    UTStarcom, Inc.*                    53,355                       53,355
                                                                   -----------                 ------------
                                                                       171,288                      171,288
                                                                   -----------                 ------------
                                  Consumer Cyclicals - 2.9%
    1,800                  1,800    Applebee's International, Inc.      56,574                       56,574
    1,400                  1,400    Brinker International, Inc.*        50,428                       50,428
    1,250                  1,250    Electronic Arts Inc.*               92,487                       92,487
      850                    850    Lowe's Companies, Inc.              36,508                       36,508
    2,950                  2,950    Nordstrom, Inc.                     57,584                       57,584
    1,700                  1,700    Ruby Tuesday, Inc.                  42,041                       42,041
    4,200                  4,200    Staples, Inc.*                      77,070                       77,070
    3,550                  3,550    Steven Madden, Ltd.*                77,532                       77,532
    3,100                  3,100    The Children's Place Retail
                                    Stores, Inc.                        61,566                       61,566
    5,200                  5,200    The Gap, Inc.                       97,552                       97,552
    1,900                  1,900    The Yankee Candle Company, Inc.*    44,118                       44,118
                                                                   -----------                 ------------
                                                                       693,460                      693,460
                                                                   -----------                 ------------
                                  Consumer Durables - 2.8%
              24,450      24,450    Eastman Kodak Company                             668,707       668,707
                                                                                  -----------  ------------
                                  Consumer Products - 2.0%
               7,875       7,875    Merck & Co. Inc.                                  476,831       476,831
                                                                                  -----------  ------------
                                  Consumer Staples - 3.2%
    1,850                  1,850    Coca-Cola Enterprises Inc.          33,577                       33,577
    3,600                  3,600    CVS Corporation                    100,908                      100,908
    1,950                  1,950    Dean Foods Company*                 61,425                       61,425
    2,300                  2,300    Delta and Pine Land Company         50,554                       50,554
    5,400                  5,400    Duane Reade Inc.*                   79,650                       79,650
    2,050                  2,050    Energizer Holdings, Inc.*           64,370                       64,370
    1,750                  1,750    Fortune Brands, Inc.                91,350                       91,350
    1,200                  1,200    General Mills, Inc.                 56,892                       56,892
    1,100                  1,100    Imperial Tobacco Group plc - ADR    39,831                       39,831
    2,250                  2,250    Kellogg Company                     77,333                       77,333
    1,850                  1,850    Sensient Technologies Corporation   42,531                       42,531
    3,300                  3,300    Tesco plc - ADR                     35,818                       35,818
    1,900                  1,900    The Dial Corporation                36,955                       36,955
                                                                   -----------                 ------------
                                                                       771,194                      771,194
                                                                   -----------                 ------------

               Hennessy Balanced Fund / Lindner Market Neutral Fund
                    Proforma Combined Schedule of Investments
               Schedule of Investments - June 30, 2003 (Unaudited)

                     Proforma
Lindner   Hennessy   Combined                                                                    Proforma
 Number    Number     Number                                         Lindner       Hennessy      Combined
of Shares of Shares of Shares  Name of Issuer and Title of Issue   Market Value   Market Value  Market Value
-----------------------------------------------------------------------------------------------------------

                                  Drugs & Devices - 4.0%
      550                    550    Altana AG - ADR                     34,100                       34,100
    1,550                  1,550    Amgen Inc.*                        102,982                      102,982
    2,250                  2,250    Beckman Coulter, Inc.               91,440                       91,440
    1,300                  1,300    Bio-Rad Laboratories, Inc.*         71,955                       71,955
      950                    950    Boston Scientific Corporation*      58,045                       58,045
    1,900                  1,900    Invitrogen Corporation*             72,903                       72,903
    3,480                  3,480    Pfizer Inc.                        118,842                      118,842
    1,500                  1,500    Sanofi-Synthelabo S.A. - ADR        43,725                       43,725
    3,500                  3,500    SICOR Inc.*                         71,190                       71,190
      800                    800    St. Jude Medical, Inc.*             46,000                       46,000
    4,650                  4,650    STERIS Corporation*                107,369                      107,369
    1,300                  1,300    Varian Medical Systems, Inc.*       74,841                       74,841
    1,800                  1,800    Watson Pharmaceuticals, Inc.*       72,666                       72,666
                                                                   -----------                 ------------
                                                                       966,058                      966,058
                                                                   -----------                 ------------
                                  Early Cyclicals - 1.8%
    1,300                  1,300    BorgWarner, Inc.                    83,720                       83,720
    2,550                  2,550    British Airways Plc* - ADR          65,280                       65,280
      600                    600    Harman International Industries,
                                    Incorporated                        47,484                       47,484
      550                    550    Johnson Controls, Inc.              47,080                       47,080
    4,050                  4,050    NISSAN MOTOR CO., LTD - ADR         76,748                       76,748
      950                    950    The Black & Decker Corporation      41,277                       41,277
    1,050                  1,050    Whirlpool Corporation               66,885                       66,885
                                                                   -----------                 ------------
                                                                       428,474                      428,474
                                                                   -----------                 ------------
                                  Electrical Equipment - 1.6%
              13,050      13,050    General Electric Company                          374,274       374,274
                                                                                  -----------  ------------
                                   Energy - 3.5%
    1,200                  1,200    Anadarko Petroleum Corporation      53,364                       53,364
    1,700                  1,700    BP PLC - ADR                        71,434                       71,434
    4,950                  4,950    Chesapeake Energy Corporation       49,995                       49,995
    1,150                  1,150    ConocoPhillips                      63,020                       63,020
               8,975       8,975    Exxon Mobil Corporation                           322,292       322,292
                                                                                  -----------  ------------
    1,600                  1,600    Halliburton Company                 36,800                       36,800
    1,150                  1,150    Pogo Producing Company              49,162                       49,162
    2,700                  2,700    Transocean Inc.*                    59,319                       59,319
    1,800                  1,800    Universal Compression Holdings,
                                     Inc.*                              37,548                       37,548
    1,350                  1,350    Valero Energy Corporation           49,046                       49,046
    2,000                  2,000    Varco International, Inc.*          39,200                       39,200
                                                                   -----------    -----------  ------------
                                                                       508,888        322,292       831,180
                                                                   -----------    -----------  ------------
                                  Financial Services - 4.0%
      850                    850    Ambac Financial Group, Inc.         56,313                       56,313
      350                    350    Anglo Irish Bank Corporation
                                     plc - ADR                          30,725                       30,725
      950                    950    Bank of America Corporation         75,079                       75,079
    2,850                  2,850    Banknorth Group, Inc.               72,732                       72,732
    1,000                  1,000    Citigroup Inc.                      42,800                       42,800
    1,400                  1,400    HBOS plc - ADR                      54,370                       54,370
    2,600                  2,600    Investors Financial Services Corp.  75,426                       75,426
    7,200                  7,200    Knight Trading Group, Inc.*         44,784                       44,784
      900                    900    Morgan Stanley                      38,475                       38,475
    2,866                  2,866    New York Community Bancorp, Inc.    83,372                       83,372
    1,900                  1,900    Prudential Financial, Inc.          63,935                       63,935
      700                    700    The Goldman Sachs Group, Inc.       58,625                       58,625
    2,550                  2,550    U.S. Bancorp                        62,475                       62,475
    1,850                  1,850    Wachovia Corporation                73,926                       73,926
    1,300                  1,300    Washington Mutual, Inc.             53,690                       53,690
    1,400                  1,400    Wells Fargo & Company               70,560                       70,560
                                                                   -----------                 ------------
                                                                       957,287                      957,287
                                                                   -----------                 ------------
                                  Food, Beverages & Tobacco - 3.6%
              18,875      18,875    Altria Group, Inc.                                857,680       857,680
                                                                                  -----------  ------------

               Hennessy Balanced Fund / Lindner Market Neutral Fund
                    Proforma Combined Schedule of Investments
               Schedule of Investments - June 30, 2003 (Unaudited)

                     Proforma
Lindner   Hennessy   Combined                                                                    Proforma
 Number    Number     Number                                         Lindner       Hennessy      Combined
of Shares of Shares of Shares  Name of Issuer and Title of Issue   Market Value   Market Value  Market Value
-----------------------------------------------------------------------------------------------------------
                                  Forest Products - 0.2%
    4,700                  4,700    Louisiana-Pacific Corporation*      50,948                       50,948
                                                                   -----------                 ------------
                                  Health Care Services - 2.0%
    1,750                  1,750    AdvancePCS*                         66,903                       66,903
      900                    900    AmerisourceBergen Corporation       62,415                       62,415
    1,450                  1,450    Coventry Health Care, Inc.*         66,932                       66,932
    3,250                  3,250    Fisher Scientific International,
                                     Inc.*                             113,425                      113,425
    1,650                  1,650    Omnicare, Inc.                      55,753                       55,753
    1,400                  1,400    Triad Hospitals, Inc.*              34,748                       34,748
      900                    900    WellPoint Health Networks Inc.*     75,870                       75,870
                                                                   -----------                 ------------
                                                                       476,046                      476,046
                                                                   -----------                 ------------
                                  Independent Exploration - 0.1%
  383,341                383,341   Uranium Resources, Inc.*             11,500                       11,500
                                                                   -----------                 ------------
                                  Industrial Machinery - 2.6%
    2,000                  2,000    Chicago Bridge & Iron Company
                                     N.V.                               45,360                       45,360
    1,100                  1,100    Danaher Corporation                 74,855                       74,855
    1,550                  1,550    Deere & Company                     70,835                       70,835
    1,200                  1,200    Eaton Corporation                   94,332                       94,332
    1,800                  1,800    Ingersoll-Rand CompanyF             85,176                       85,176
    1,350                  1,350    L-3 Communications Holdings,
                                     Inc.*                              58,712                       58,712
      650                    650    Northrop Grumman Corporation        56,088                       56,088
    1,350                  1,350    PACCAR Inc.                         91,206                       91,206
      650                    650    United Technologies Corporation     46,039                       46,039
                                                                   -----------                 ------------
                                                                       622,603                      622,603
                                                                   -----------                 ------------
                                  Industrial Services - 0.5%
    1,300                  1,300    Burlington Northern Santa Fe
                                     Corporation                        36,972                       36,972
      600                    600    FedEx Corp.                         37,218                       37,218
    2,400                  2,400    Republic Services, Inc.*            54,408                       54,408
                                                                   -----------                 ------------
                                                                       128,598                      128,598
                                                                   -----------                 ------------
                                  IT Services - 0.2%
    2,600                  2,600    ManTech International Corporation*  49,868                       49,868
                                                                   -----------                 ------------
                                  Miscellaneous Utilities - 0.3%
    1,450                  1,450    E. ON AG - ADR                      74,313                       74,313
                                                                   -----------                 ------------
                                  Paper & Forest Products - 2.1%
              14,200      14,200    International Paper Company                       507,366       507,366
                                                                                  -----------  ------------
                                  Primary Metal Industries - 0.7%
               6,750       6,750    Alcoa Inc.                                        172,125       172,125
                                                                                  -----------  ------------
                                  Property & Casualty - 0.3%
    1,850                  1,850    Old Republic International
                                     Corporation                        63,399                       63,399
                                                                   -----------                 ------------
                                  REITS - 2.0%
    1,250                  1,250    Boston Properties, Inc.             54,750                       54,750
    2,200                  2,200    CarrAmerica Realty Corporation      61,182                       61,182
    1,200                  1,200    CBL & Associates Properties, Inc.   51,600                       51,600
      900                    900    General Growth Properties, Inc.     56,196                       56,196
    2,000                  2,000    Kilroy Realty Corporation           55,000                       55,000
    1,650                  1,650    Liberty Property Trust              57,090                       57,090
      900                    900    Parkway Properties, Inc.            37,845                       37,845
    1,500                  1,500    The Macerich Company                52,695                       52,695
    1,400                  1,400    Vornado Realty Trust                61,040                       61,040
                                                                   -----------                 ------------
                                                                       487,398                      487,398
                                                                   -----------                 ------------

               Hennessy Balanced Fund / Lindner Market Neutral Fund
                    Proforma Combined Schedule of Investments
               Schedule of Investments - June 30, 2003 (Unaudited)

                     Proforma
Lindner   Hennessy   Combined                                                                    Proforma
 Number    Number     Number                                         Lindner       Hennessy      Combined
of Shares of Shares of Shares  Name of Issuer and Title of Issue   Market Value   Market Value  Market Value
-----------------------------------------------------------------------------------------------------------

                                  Software - 0.4%
    1,750                  1,750    SAP AG - ADR                        51,135                       51,135
      600                    600    Synopsys , Inc.*                    37,110                       37,110
                                                                   -----------                 ------------
                                                                        88,245                       88,245
                                                                   -----------                 ------------
                                  Specialty Technology - 0.2%
    1,100                  1,100    CANNON INC. - ADR                   50,215                       50,215
                                                                   -----------                 ------------
                                  Systems - 0.7%
    3,300                  3,300    Hewlett-Packard Company             70,290                       70,290
      450                    450    International Business Machines
                                     Corporation (IBM)                  37,125                       37,125
    3,500                  3,500    McDATA Corporation*                 51,345                       51,345
                                                                   -----------                 ------------
                                                                       158,760                      158,760
                                                                   -----------                 ------------
                                  Telecommunications - 4.7%
              17,525      17,525    AT&T Corp.                                        337,356       337,356
              30,350      30,350    SBC Communications Inc.                           775,443       775,443
                                                                                  -----------  ------------
                                                                                    1,112,799     1,112,799
                                                                                  -----------  ------------

                                  Total Common Stocks                7,258,940      8,175,824    15,434,764
                                   (cost $16,252,591)              -----------    -----------  ------------

                     Proforma
Lindner   Hennessy   Combined                                                                    Proforma
 Number    Number     Number                                         Lindner       Hennessy      Combined
of Shares of Shares of Shares  Name of Issuer and Title of Issue   Market Value   Market Value  Market Value
-----------------------------------------------------------------------------------------------------------
                                  Short-Term Investments - 35.0%

                                  Money Market -2.4%
$ 571,652                571,652   Lindner Government Money Market
                                    Fund (a)                       $   571,652                      571,652
                                                                   -----------                 ------------
                                  Total Money Market  (Cost $571,652)  571,652                      571,652
                                                                   -----------                 ------------
                                  U.S. Government -24.7%
                                  U.S. Treasury Notes:
           $ 293,000     293,000    3.875%,    7/31/03                            $   293,698       293,698
             832,000     832,000    3.625%,    8/31/03                                835,673       835,673
           1,034,000   1,034,000    2.750%,    9/30/03                              1,038,847     1,038,847
             295,000     295,000    2.750%,   10/31/03                                296,821       296,821
             500,000     500,000    3.000%,   11/30/03                                504,219       504,219
             172,000     172,000    3.000%,    1/31/04                                174,009       174,009
             207,000     207,000    3.000%,    2/29/04                                209,749       209,749
             868,000     868,000    3.625%,    3/31/04                                885,123       885,123
             755,000     755,000    3.375%,    4/30/04                                769,834       769,834
             880,000     880,000    3.250%,    5/31/04                                897,772       897,772
                                                                                  -----------  ------------
                                  Total U.S. Government (Cost $5,900,858)           5,905,745     5,905,745
                                                                                  -----------  ------------
                                  Discount Notes - 4.6%
           1,100,000   1,100,000    Federal Home Loan Bank Discount Note, 0.3500%   1,100,000     1,100,000
                                                                                  -----------  ------------
                                  Total Discount Notes (Cost $1,100,000)            1,100,000     1,100,000
                                                                                  -----------  ------------

                                  Variable Rate Demand Notes# -3.3%
             622,039     622,039    American Family Financial Services,
                                     Inc., 0.8510%                                    622,039       622,039
             163,710     163,710    Wisconsin Corporate Central
                                     Credit Union, 0.6975%                            163,710       163,710
                                                                                  -----------  ------------
                                  Total Variable Rate Demand Notes
                                   (Cost $785,749)                                    785,749       785,749
                                                                                  -----------  ------------
                                  Total Short-Term Investments         571,652      7,791,494     8,363,146
                                   (cost $8,358,259)               -----------    -----------  ------------
                                  Total Investments                  7,830,592     15,967,318    23,797,910
                                   (cost $24,610,850)

                                  Cash Deposits with Broker for
                                   Securities sold short (0.9%)        226,430                      226,430
                                  Receivable from Brokers for
                                   Securities Sold Short (28.9%)     6,904,636                    6,904,636
                                  Securities Sold Short (-30.1%)    (7,196,195)                  (7,196,195)
                                  Excess of Other Assets over
                                   Liabilities (0.6%)                   38,210        102,267       140,477
                                                                   -----------    -----------  ------------
                                  Net Assets (100.00%)             $ 7,803,673    $16,069,585  $ 23,873,258
                                                                   ===========    ===========  ============

               Hennessy Balanced Fund / Lindner Market Neutral Fund
                    Proforma Combined Schedule of Investments
               Schedule of Investments - June 30, 2003 (Unaudited)

                     Proforma
Lindner   Hennessy   Combined                                                                    Proforma
 Number    Number     Number                                         Lindner       Hennessy      Combined
of Shares of Shares of Shares  Name of Issuer and Title of Issue   Market Value   Market Value  Market Value
-----------------------------------------------------------------------------------------------------------
                                  Schedule of Securities Sold Short
   (2,200)                (2,200)   Abbott Laboratories                (96,272)                     (96,272)
   (3,600)                (3,600)   Affymetrix, Inc.                   (70,956)                     (70,956)
   (1,200)                (1,200)   Allergan, Inc.                     (92,520)                     (92,520)
   (1,200)                (1,200)   Allied Irish Banks plc - ADR       (35,892)                     (35,892)
   (1,500)                (1,500)   Ashland Inc.                       (46,020)                     (46,020)
   (5,650)                (5,650)   ASML Holding N.V.F                 (54,014)                     (54,014)
     (850)                  (850)   Aventis S.A. - ADR                 (46,495)                     (46,495)
   (1,300)                (1,300)   Baker Hughes Incorporated          (43,641)                     (43,641)
   (2,350)                (2,350)   Banc One Corporation               (87,373)                     (87,373)
   (2,500)                (2,500)   BB&T Corporation                   (85,750)                     (85,750)
   (5,300)                (5,300)   BEA Systems, Inc.                  (57,558)                     (57,558)
   (2,600)                (2,600)   Big 5 Sporting Goods Corporation   (32,578)                     (32,578)
   (2,800)                (2,800)   BOC Group plc - ADR                (73,472)                     (73,472)
   (3,850)                (3,850)   Boyd Gaming Corporation            (66,451)                     (66,451)
   (1,800)                (1,800)   BRE Properties, Inc.               (59,760)                     (59,760)
   (3,600)                (3,600)   Brooks Automation, Inc.            (40,824)                     (40,824)
   (1,550)                (1,550)   Brown-Forman Corporation          (121,861)                    (121,861)
   (1,050)                (1,050)   Burlington Resources Inc.          (56,774)                     (56,774)
     (700)                  (700)   Canadian National Railway CompanyF (33,782)                     (33,782)
   (1,300)                (1,300)   Cardinal Health, Inc.              (83,590)                     (83,590)
   (1,750)                (1,750)   Cephalon, Inc.                     (72,030)                     (72,030)
   (2,200)                (2,200)   Charles River Laboratories
                                     International, Inc                (70,796)                     (70,796)
   (1,100)                (1,100)   Check Point Software Technologies
                                     Ltd.F                             (21,505)                     (21,505)
  (14,150)               (14,150)   CIENA Corporation                  (73,439)                     (73,439)
   (1,650)                (1,650)   Cincinnati Financial Corporation   (61,198)                     (61,198)
   (1,650)                (1,650)   Cintas Corporation                 (58,476)                     (58,476)
   (1,800)                (1,800)   Clear Channel Communications, Inc. (76,302)                     (76,302)
   (1,200)                (1,200)   Commerce Bancshares, Inc.          (46,740)                     (46,740)
   (2,250)                (2,250)   Commercial Net Lease Realty        (38,790)                     (38,790)
   (2,200)                (2,200)   Cousins Properties, Inc.           (61,380)                     (61,380)
   (1,100)                (1,100)   Cummins Inc.                       (39,479)                     (39,479)
     (900)                  (900)   Diageo plc - ADR                   (39,384)                     (39,384)
   (2,700)                (2,700)   Diagnostic Products Corporation   (110,835)                    (110,835)
   (3,000)                (3,000)   Dover Corporation                  (89,880)                     (89,880)
   (2,450)                (2,450)   Dow Jones & Company, Inc.         (105,423)                    (105,423)
   (1,400)                (1,400)   Eaton Vance Corp.                  (44,240)                     (44,240)
   (1,350)                (1,350)   Emerson Electric Co.               (68,985)                     (68,985)
     (900)                  (900)   ENI S.p.A. - ADR                   (68,436)                     (68,436)
   (1,000)                (1,000)   Essex Property Trust, Inc.         (57,250)                     (57,250)
   (1,300)                (1,300)   Fastenal Company                   (44,122)                     (44,122)
   (4,800)                (4,800)   Fiat S.p.A. - ADR                  (34,464)                     (34,464)
   (1,350)                (1,350)   Fifth Third Bancorp                (77,409)                     (77,409)
   (3,400)                (3,400)   Flagstar Bancorp, Inc.             (83,130)                     (83,130)
   (5,000)                (5,000)   Galyan's Trading Company           (71,700)                     (71,700)
   (1,700)                (1,700)   Genuine Parts Company              (54,417)                     (54,417)
   (2,050)                (2,050)   Genzyme Corporation                (85,690)                     (85,690)
   (3,300)                (3,300)   Goodrich Corporation               (69,300)                     (69,300)
   (2,500)                (2,500)   H.J. Heinz Company                 (82,450)                     (82,450)
   (1,500)                (1,500)   Helmerich & Payne, Inc.            (43,800)                     (43,800)
   (1,000)                (1,000)   Hitachi, LTD. - ADR                (42,300)                     (42,300)
   (1,900)                (1,900)   HON INDUSTRIES Inc.                (57,950)                     (57,950)
   (2,800)                (2,800)   Honeywell International Inc.       (75,180)                     (75,180)
   (3,950)                (3,950)   Hormel Foods Corporation           (93,615)                     (93,615)
   (5,050)                (5,050)   IMS Health Incorporated            (90,850)                     (90,850)
   (2,300)                (2,300)   Invacare Corporation               (75,900)                     (75,900)
   (2,100)                (2,100)   IVAX Corporation                   (37,485)                     (37,485)
   (3,200)                (3,200)   J. Jill Group Inc.                 (53,888)                     (53,888)
   (1,650)                (1,650)   KeyCorp                            (41,695)                     (41,695)
   (1,000)                (1,000)   Kohl's Corporation                 (51,380)                     (51,380)
   (2,400)                (2,400)   Lincare Holdings Inc.              (75,624)                     (75,624)
   (1,200)                (1,200)   Lincoln National Corporation       (42,756)                     (42,756)
   (1,200)                (1,200)   Lloyds TSB Group plc - ADR         (34,812)                     (34,812)
   (5,250)                (5,250)   Manor Care, Inc.                  (131,303)                    (131,303)
   (1,100)                (1,100)   Manufactured Home Communities,
                                     Inc.                              (38,621)                     (38,621)
   (4,300)                (4,300)   Matsushita Electric Industrial
                                     Co., Ltd. - ADR                   (43,215)                     (43,215)
   (2,200)                (2,200)   McCormick & Company, Incorporated  (59,840)                     (59,840)
     (700)                  (700)   Media General, Inc.                (40,040)                     (40,040)
   (1,400)                (1,400)   Medicis Pharmaceutical
                                     Corporation                       (79,380)                     (79,380)
     (600)                  (600)   Minnesota Mining & Manufacturing
                                     Company (3M)                      (77,388)                     (77,388)
   (3,600)                (3,600)   Nasdaq - 100 Index Trading Stock  (107,820)                    (107,820)
   (2,700)                (2,700)   Nautica Enterprises, Inc.          (34,641)                     (34,641)
     (700)                  (700)   Nestle S.A. - ADR                  (36,110)                     (36,110)
   (1,700)                (1,700)   New Century Financial Corporation  (74,205)                     (74,205)
   (1,300)                (1,300)   Noble Energy, Inc.                 (49,140)                     (49,140)
   (3,000)                (3,000)   Ohio Casualty Corporation          (39,540)                     (39,540)
   (1,700)                (1,700)   Panera Bread Company               (68,000)                     (68,000)
   (2,350)                (2,350)   Parker-Hannifin Corporation        (98,677)                     (98,677)
   (2,100)                (2,100)   Performance Food Group Company     (77,700)                     (77,700)
   (3,200)                (3,200)   Pharmaceutical Product
                                     Development, Inc.                 (91,936)                     (91,936)

               Hennessy Balanced Fund / Lindner Market Neutral Fund
                    Proforma Combined Schedule of Investments
               Schedule of Investments - June 30, 2003 (Unaudited)

                     Proforma
Lindner   Hennessy   Combined                                                                    Proforma
 Number    Number     Number                                         Lindner       Hennessy      Combined
of Shares of Shares of Shares  Name of Issuer and Title of Issue   Market Value   Market Value  Market Value
-----------------------------------------------------------------------------------------------------------

   (1,700)                (1,700)   Pioneer Natural Resources Company  (44,370)                     (44,370)
   (1,900)                (1,900)   Post Properties, Inc.              (50,350)                     (50,350)
   (2,550)                (2,550)   Powell Industries, Inc.            (37,332)                     (37,332)
   (1,400)                (1,400)   ProLogis Trust                     (38,220)                     (38,220)
   (3,900)                (3,900)   RadioShack Corporation            (102,609)                    (102,609)
   (1,050)                (1,050)   Rayonier Inc.                      (34,650)                     (34,650)
   (1,900)                (1,900)   Realty Income Corporation          (72,352)                     (72,352)
     (550)                  (550)   Roche Holding AG - ADR             (43,142)                     (43,142)
   (2,600)                (2,600)   RWE AG - ADR                       (78,523)                     (78,523)
   (1,800)                (1,800)   Ryanair Holdings plc - ADR         (80,820)                     (80,820)
   (4,100)                (4,100)   Saks Incorporated                  (39,770)                     (39,770)
   (3,800)                (3,800)   Schering-Plough Corporation        (70,680)                     (70,680)
   (1,300)                (1,300)   Smith International, Inc.          (47,762)                     (47,762)
   (2,550)                (2,550)   Snap-on Incorporated               (74,027)                     (74,027)
     (350)                  (350)   SPDR Trust Series 1                (34,171)                     (34,171)
   (2,500)                (2,500)   Summit Properties Inc.             (51,625)                     (51,625)
  (24,400)               (24,400)   Sun Microsystems, Inc.            (112,240)                    (112,240)
   (1,450)                (1,450)   Sunoco, Inc.                       (54,723)                     (54,723)
   (2,500)                (2,500)   Swisscom AG - ADR                  (70,850)                     (70,850)
   (1,000)                (1,000)   Teekay Shipping CorporationF       (42,900)                     (42,900)
   (1,700)                (1,700)   The Boeing Company                 (58,344)                     (58,344)
   (6,350)                (6,350)   The Charles Schwab Corporation     (64,072)                     (64,072)
   (1,750)                (1,750)   The Cheesecake Factory
                                     Incorporated                      (62,807)                     (62,807)
   (1,900)                (1,900)   The Clorox Company                 (81,035)                     (81,035)
   (1,500)                (1,500)   The Coca-Cola Company              (69,615)                     (69,615)
   (1,750)                (1,750)   The Commerce Group, Inc.           (63,350)                     (63,350)
   (3,200)                (3,200)   The Gillette Company              (101,952)                    (101,952)
   (1,100)                (1,100)   The Reynolds & Reynolds Company    (31,416)                     (31,416)
   (3,500)                (3,500)   The ServiceMaster Company          (37,450)                     (37,450)
   (2,900)                (2,900)   The Stanley Works                  (80,040)                     (80,040)
   (1,500)                (1,500)   The Talbots, Inc.                  (44,175)                     (44,175)
   (2,760)                (2,760)   Valley National Bancorp            (72,726)                     (72,726)
   (3,700)                (3,700)   Walgreen Co.                      (111,370)                    (111,370)
   (1,950)                (1,950)   Waste Management, Inc.             (46,976)                     (46,976)
     (850)                  (850)   Webster Financial Corporation      (32,130)                     (32,130)
                                                                    (7,196,195)                  (7,196,195)


                         * Non-income producing.
                         a Denotes security is affiliated.  (See Note 4)
                         F Foreign Security.
                         ADR - American Depository Receipt.
                         All financial assets are held as eligible collateral for short positions
                         # Variable rate demand notes are considered short-term obligations and are payable on demand.
                           Interest rates change periodically on specified dates. The rates listed are as of June 30, 2003.


                   See Notes to Pro Forma Financial Statements

STATEMENTS OF ASSETS & LIABILITIES
June 30, 2003
(unaudited)                                               Hennessy Balanced Fund

                                                        Hennessy            Lindner Market                      Pro Forma
                                                        Balanced Fund        Neutral Fund       Adjustments     Combined
----------------------------------------------------------------------------------------------------------------------------
Assets:
    Investments, at value (cost $16,516,702,
      $8,094,148 and $24,610,850 respectively)          $15,967,318          $  7,830,592                 -     $ 23,797,910
    Receivable for Investments sold                               -                     -                                  -
    Dividends & Interest receivable                          86,610                11,393                 -           98,003
    Receivable for Fund shares sold                              50                60,000                 -           60,050
    Cash                                                     47,945                    63                             48,008
    Receivable from broker for proceeds on securities
      sold short                                                  -             6,904,636                          6,904,636
    Cash deposits with brokers for securities sold short          -               226,430                            226,430
    Other assets                                              9,078                 7,483                 -           16,561
----------------------------------------------------------------------------------------------------------------------------
      Total assets                                       16,111,001            15,040,597                         31,151,598
============================================================================================================================
Liabilities:
    Securities sold short, at value                               -             7,196,195                          7,196,195
    Payable for Investments purchased                             -                     -                 -                -
    Payable for Fund shares redeemed                            880                 7,030                 -            7,910
    Distributions to shareholders payable                     1,719                 5,660                 -            7,379
    Payable to advisor                                        7,940                 2,447                 -           10,387
    Dividends payable on short positions                          -                10,717                             10,717
    Accrued expenses and other liabilities                   30,877                14,875                 -           45,752
----------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                      41,416             7,236,924                          7,278,340
============================================================================================================================
Net Assets                                              $16,069,585          $  7,803,673                 -     $ 23,873,258
============================================================================================================================
Net Assets Consist of:
    Paid in capital                                     $16,767,385          $ 32,959,028                 -     $ 49,726,413
    Accumulated undistributed net investment income               -                     -                 -                -
    Accumulated undistributed net realized gain (loss)     (148,416)          (24,600,240)                -      (24,748,656)
    Net unrealized appreciation (depreciation) on
      investments                                          (549,384)             (555,115)                -       (1,104,499)
----------------------------------------------------------------------------------------------------------------------------
        Total net assets                                $16,069,585          $  7,803,673                 -     $ 23,873,258
============================================================================================================================

Shares Outstanding:                                       1,539,955             1,287,523          (539,694)       2,287,784
============================================================================================================================

Net Asset Value Per Share:                              $     10.44          $       6.06        $        -     $      10.44
============================================================================================================================



                   See Notes to Pro Forma Financial Statements

STATEMENTS OF OPERATIONS

For the twelve months ended June 30, 2003                 Hennessy Balanced Fund
(unaudited)

                                                        Hennessy            Lindner Market                      Pro Forma
                                                        Balanced Fund        Neutral Fund       Adjustments     Combined
----------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividend income                                    $   293,536          $    121,859        $        -     $    415,395
     Interest income                                        137,511               129,266                 -          266,777
----------------------------------------------------------------------------------------------------------------------------
        Total income                                        431,047               251,125                 -          682,172

Expenses:
     Investment advisory fees                                89,043                81,505           (32,559)         137,989
     Administration fees                                     40,005                 8,151            13,874           62,030
     Distribution fees                                       37,101                19,979                 -           57,080
     Federal and state registration fees                     15,908                13,185                 -           29,093
     Professional fees                                       29,621                 7,699                             37,320
     Reports to shareholders                                  5,270                 1,640                 -            6,910
     Directors' fees and expenses                             4,282                 2,507            (1,789)           5,000
     Insurance expense                                        1,646                 2,799                 -            4,445
     Fund accounting fees                                         -                31,491           (31,491)               -
     Transfer agent fees & expenses                               -                20,273           (15,273)           5,000
     Custody fees                                                 -                 2,125            (2,125)               -
     Dividend expense on short positions                          -               142,949                             142,949
     Other                                                        -                   244                                244
----------------------------------------------------------------------------------------------------------------------------
     Total expenses                                         222,876               334,547           (69,363)         488,060
     Expense reimbursements                                       -               (13,916)           13,775             (141)
----------------------------------------------------------------------------------------------------------------------------
        Net expenses                                        222,876               320,631           (55,588)         487,919
----------------------------------------------------------------------------------------------------------------------------

              Net investment income (loss)                  208,171               (69,506)           55,588          194,253
----------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
  Investments                                                26,558              (927,600)                -         (901,042)
  Short sale transactions                                                         592,137                            592,137

Net change in unrealized appreciation (depreciation) on:
  Investments                                              (189,146)              858,101                 -          668,955
  Short sale transactions                                                        (224,276)                          (224,276)
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss                           (162,588)              298,362                 -          135,774
----------------------------------------------------------------------------------------------------------------------------
Change in net assets resulting from operations          $    45,583          $    228,856       $   55,588     $     330,027
============================================================================================================================



                   See Notes to Pro Forma Financial Statements

              NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

1.   Basis of Combination
     --------------------

     The unaudited Pro Forma Combined Schedules of Portfolio Investments, Statements of Assets and Liabilities and Statements of Operations reflect
     (i) the accounts of one investment portfolio offered by Hennessy Mutual Funds, Inc., (a "Hennessy Fund"), and one investment portfolio offered by Lindner Investments (a "Lindner Fund"), as if the proposed reorganization occurred as of and for the year ended September 30, 2003 and (ii) the accounts of two investment portfolios offered by Hennessy Funds, Inc. (also "Hennessy Funds"), and two investment portfolios offered by Lindner Investments (also "Lindner Funds"), as if the proposed reorganization occurred as of and for the year ended June 30, 2003. These statements have been derived from books and records utilized in calculating daily net asset value at September 30, 2003 and June 30, 2003, respectively. Below are the fund names of the Hennessy Funds, Linder Funds and the Surviving Funds. All of the Surviving Funds will be portfolios of the Hennessy Funds.


           Hennessy Funds           Lindner Funds              Surviving Funds
           --------------           -------------              ---------------
      -------------------------------------------------------------------------
      Cornerstone Value Fund    Growth and Income Fund    Cornerstone Value Fund
      -------------------------------------------------------------------------
      Total Return Fund         Large-Cap Growth Fund     Total Return Fund
      -------------------------------------------------------------------------
      Balanced Fund             Market Neutral Fund       Balanced Fund
      -------------------------------------------------------------------------


     The Plan of Reorganization provides that at the time the reorganization becomes effective (the "Effective Time of the Reorganization"), substantially all of the assets and liabilities of the acquired funds will be transferred such that at and after the Effective Time of Reorganization, substantially all of the assets and liabilities of the acquired funds will become assets and liabilities of the acquiring funds. In exchange for the transfer of assets and liabilities, the acquiring funds will issue to the acquired funds full and fractional shares of the designated classes of the acquiring funds, and the acquired funds will make a liquidating distribution of such shares to its shareholders. The number of shares of the acquiring funds so issued will be in equal value to the full and fractional shares of the acquired funds that are outstanding immediately prior to the Effective Time of Reorganization. At and after the Effective Time of Reorganization, all debts, liabilities and obligations of the acquired funds will attach to the acquiring funds and may thereafter be enforced against the acquiring funds to the same extent as if they had been incurred by them. The pro forma statements give effect to the proposed transfer described above.

     Under the purchase method of accounting for business combinations under generally accepted accounting principles, the basis on the part of the acquiring funds of the assets of the acquired funds will be the fair market value of such on the closing date of the transaction. The acquiring funds will recognize no gain or loss for federal tax purposes on its issuance of shares in the reorganization, and the basis to the acquiring funds of the assets of the acquired funds received pursuant to the reorganization will equal the fair market value of the consideration furnished, and costs incurred, by the acquiring funds in the reorganization -- i.e., the sum of the liabilities assumed, the fair market value of the acquiring funds shares issued, and such costs. For accounting purposes, the Surviving Funds are the survivor of this reorganization. The pro forma statements reflect the combined results of operations of the acquired and acquiring funds. However, should such reorganization be effected, the statements of operations of the acquiring funds will not be restated for precombination period results of the corresponding acquired funds.

     The Pro Forma Combined Statements of Assets and Liabilities, Statements of Operations, and Schedules of Portfolio Investments should be read in conjunction with the historical financial statements of the Hennessy Funds and Lindner Funds incorporated by reference in the Statement of Additional Information.

     The Hennessy Funds and Lindner Funds are each separate portfolios of the Hennessy Funds, Inc. and Lindner Investments, which are registered as open-end management investment companies under the Investment Company Act of 1940 (the "1940 Act").

              NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

2.   Service Providers
     -----------------

     Hennessy Advisors, Inc. (the "Advisor"), will serve as the investment advisor to each combined Fund. U.S. Bancorp Fund Services, LLC ("USBFS") (the "Administrator") will serve as the administrator, transfer agent and fund accountant to the combined Funds. U.S. Bank, National Association will serve as the custodian to the combined Funds. Quasar Distributors, Inc. will serve as the distributor to the combined Funds.

3.   Fees
     ----

     Hennessy Funds
     --------------

     Under the terms of the investment advisory agreement, the Advisor is entitled to receive fees computed at an annual rate of the average daily net assets. Such fees are accrued daily and paid monthly.


           Hennessy Funds                             Advisory Fees Annual Rate
           --------------                             -------------------------

     Cornerstone Value Fund                                  0.74%

     Total Return Fund                                       0.60%

     Balanced Fund                                           0.60%


     Under the terms of the administration agreement, the Administrator is entitled to receive administration fees computed at an annual rate of the average daily net assets. Such fees are accrued daily and paid monthly. The fees are calculated per fund based on the following schedule:


                      27 basis points on assets up to $500 million
                      25 basis points on the next $250 million
                      23 basis points on the next $250 million
                      21 basis points on all assets over $1 billion


     Lindner Funds
     -------------

     Under the terms of the investment advisory agreement with Lindner Asset Management, Inc., the Advisor is entitled to receive fees computed at an annual rate of the fees computed at an annual rate of the average daily net assets. Such fees are accrued daily and paid monthly.


             Lindner Funds                             Advisory Fees Annual Rate
             -------------                             -------------------------

     Growth and Income Fund
       First $500 million of assets                            0.70%
       Assets between $500 million and $1 billion              0.65%
       Assets over $1 billion                                  0.60%

     Large Cap-Growth Fund
       First $500 million of assets                            0.80%
       Assets between $500 million and $1 billion              0.65%
       Assets over $1 billion                                  0.60%

     Lindner Market Neutral Fund                               1.00%

              NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

4.   Pro Forma Adjustments and Pro Forma Combined Columns
     ----------------------------------------------------

     The pro forma adjustments and pro forma combined columns of the statements of operations reflect the adjustments necessary to show expenses and waivers at the rates which would have been in effect if the Hennesy Funds and Lindner Funds, as appropriate, were included in the Surviving Funds for the year ended June 30, 2003 or September 30, 2003, as applicable. There were two types of adjustments made.

     First, adjustments were made for the difference between asset based fees of the Lindner Funds and the Surviving Funds. These expenses include Advisory Fees, Administration Fees, Custody Fees, Transfer Agent Fees, Fund Accounting Fees, Service Fees and Distribution Fees.

     Second, adjustments were made for the differences in other expenses. There are certain expenses that may not increase in proportion to the increase in assets from the reorganization. These expenses include Professional Fees, Registration Fees, Directors Fees and Insurance expenses. The adjustments made to these expenses reflect the assumed level of expense post merger.

     The pro forma statements of assets and liabilities and schedules of investments give effect to the proposed combination as if the reorganization had occurred as of and for the year ended June 30, 2003 or September 30, 2003, as applicable.

     With respect to the Hennessy Balanced Fund and Lindner Market Neutral Fund pro forma financial statements, there have been no adjustments made related to short sale activity of the Lindner Market Neutral Fund. However, for purposes of the Combined Fund Pro Forma Fee Table and Example in the Proxy Statement/Prospectus, "dividend expenses on short sale positions" have been excluded because the Hennessy Balanced Fund does not currently intend to engage in short sale activity.

5.   Portfolio Valuation, Securities Transactions and Related Income
     ---------------------------------------------------------------

     All significant accounting policies can be found in the footnotes to the Annual Reports of the Hennessy Funds.

6.   Capital Shares
     --------------

     The pro forma net asset value per share assume the issuance of shares of the following Hennessy Fund, after any necessary stock splits, which would have occurred at September 30, 2003 in connection with the proposed reorganization. The pro forma number of shares outstanding consists of the following:

                              Shares        Additional Shares     Pro Forma
                           outstanding at     issued in the       Shares at
                           Sept. 30, 2003     Reorganization    Sept. 30, 2003
                           -----------------------------------------------------

     Cornerstone Value
       Fund                1,932,111          16,978,159           18,910,270


     The pro forma net asset values per share assume the issuance of shares of the following Hennessy Funds, after any necessary stock splits, which would have occurred at June 30, 2003 in connection with the proposed reorganization. The pro forma number of shares outstanding consists of the following:

                              Shares        Additional Shares     Pro Forma
                           outstanding at     issued in the       Shares at
                           June 30, 2003      Reorganization     June 30, 2003
                           -----------------------------------------------------

     Balanced Fund         1,539,955             747,829            2,287,784

     Total Return Fund       623,750           9,537,906           10,161,656


7.   Reorganization Costs
     --------------------

     All costs associated with the Reorganization will be paid by Hennessy Advisors, Inc.

                    _________________________________________

                           HENNESSY MUTUAL FUNDS, INC.

                                Other Information


                               December 5, 2003
                    _________________________________________


Item 15. Indemnification

     Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw, which is in full force and effect and has not been modified or cancelled:

                                    Article V

                                 INDEMNIFICATION

     Each officer and director of the Corporation shall be indemnified by the Corporation to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Corporation to indemnify such person must be based upon the reasonable determination of independent legal counsel or the vote of a majority of a quorum of the directors who are neither "interested persons," as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the proceeding ("non-party independent directors"), after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Each officer and director of the Corporation claiming indemnification within the scope of this Article V shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland without a preliminary determination as to his ultimate entitlement to indemnification (except as set forth below); provided, however, that the person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     The Corporation may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland, from liability arising from his activities as officer or director of the Corporation. The Corporation, however, may not purchase insurance on behalf of any officer or director of the Corporation that protects or purports to protect such person from liability to the Corporation or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Corporation may indemnify, make advances or purchase insurance to the extent provided in this Article V on behalf of an employee or agent who is not an officer or director of the Corporation.

     Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS.

     1.   (a) Registrant's Articles of Incorporation, as supplemented.(1)

          (b)  Amendment to Articles of Incorporation.(4)

     2.   Registrant's Bylaws, as amended.(5)

     3.   None.

     4.   Agreement and Plan of Reorganization.(6)

     5.   None.

     6. (a) Management Agreement with Hennessy Advisors, Inc. (formerly known as Edward J. Hennessy, Incorporated).(1)

          (b)  Amendment to Management Agreement with Hennessy Advisors, Inc.(5)

     7. (a) Distribution Agreement with Hennessy Advisors, Inc. (formerly known as Edward J. Hennessy, Incorporated) and Quasar Distributors, LLC.(2)

          (b) Amendment to Distribution Agreement with Hennessy Advisors and Quasar Distributors, LLC.(5)

     8.   None.

     9. Custodian Agreement with Firstar Trust Company (predecessor to U.S. Bank, National Association).(1)

     10.  None.

     11. Opinion of Foley & Lardner regarding legality of issuance of shares.(6)

     12.  Opinion of Foley & Lardner regarding tax matters.(6)

     13. (a) Fund Administration Servicing Agreement with Firstar Mutual Fund Services, LLC (now known as U.S. Bancorp Fund Services, LLC).(1)

          (b) Transfer Agent Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC) (now known as U.S. Bancorp Fund Services, LLC).(1)

          (c) Fund Accounting Servicing Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC) (now known as U.S. Bancorp Fund Services, LLC).(1)

          (d) Servicing Agreement between Registrant and Hennessy Advisors, Inc.(2)


     14.  (a) Consent of KPMG LLP.(7)


          (b)  Consent of Deloitte & Touche LLP.(6)

     15.  None.

     16.  Power of Attorney.(3)

     17.  Form of Proxy Card.(6)

_______________

(1) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 7 on Form N-1A filed on or about January 31, 2001 (File Nos. 333-07595 and 811-07695).

(2) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 9 on Form N-1A filed on or about January 30, 2003 (File Nos. 333-07595 and 811-07695).

(3) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 10 on Form N-1A filed on or about April 22, 2003 (File Nos. 333-07595 and 811-07695).

(4) Response is incorporated by reference to Registrant's Post-Effective Amendment No. 12 filed on or about July 22, 2003 (File Nos. 333-07595 and 811-07695)

(5) Response is incorporated by reference to Registrant's Form N-14A filed on or about July 2, 2003 (File No. 811-07695).


(6) Response is incorporated by reference to Registrant's Form N-14 filed on or about November 6, 2003 (File No. 333-110285).

(7)  Filed herewith.



ITEM 17. UNDERTAKINGS.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.


                                   SIGNATURES


     As required by the Securities Act of 1933, this amended registration statement has been signed on behalf of the Registrant, in the City of Novato and State of California, on the 5th day of December, 2003.

                                    HENNESSY MUTUAL FUNDS, INC.


                                    /s/ Neil J. Hennessy


                                    Neil J. Hennessy
                                    President


     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

      Name                   Title                               Date
      ----                   -----                               ----


/s/ Neil J. Hennessy
--------------------   President and Treasurer (Principal     December 5, 2003
Neil J. Hennessy       Executive, Financial and Accounting
                       Officer) and a Director

/s/ Neil J. Hennessy
--------------------   Director                               December 5, 2003
Robert T. Doyle*

/s/ Neil J. Hennessy
---------------------  Director                               December 5, 2003
J. Dennis DeSousa*

/s/ Neil J. Hennessy
--------------------   Director                               December 5, 2003
Harry F. Thomas*




*By  /s/ Neil J. Hennessy
     ----------------------------
     Neil J. Hennessy
     Attorney-in-Fact pursuant to
     Power of Attorney

                                 EXHIBIT INDEX

     Exhibit No.         Exhibit
     ----------          -------


          14(a)     Consent of KPMG LLP.